UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2010

Date of reporting period:	10/31/2010

Item 1 – Reports to Stockholders

OCTOBER 31, 2010	ANNUAL REPORT

The TARGET Portfolio Trust®

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Trust portfolios’ securities are for the period covered by this report and are subject to change thereafter.

TARGET Funds, TARGET Portfolio Trust, Prudential, Prudential Financial, and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2010

Dear TARGET Shareholder:

We hope you find the annual report for The TARGET Portfolio Trust informative and useful. Today many investors are asking where they can find new growth opportunities. Whether you are looking for capital growth, current income, or a combination of both, the TARGET portfolios feature a wide range of strategies to suit a variety of investment needs.

TARGET is founded upon the belief that investment management talent is dispersed across a variety of firms and can be systematically identified through research. The managers for each portfolio are carefully chosen from among the leading institutional money managers and are monitored by your team of experienced investment management analysts. Of course, the future performance of the TARGET portfolios cannot be guaranteed.

Your selections among the TARGET portfolios can evolve as your needs change. Your financial professional can help you stay informed of important developments and assist you in determining whether you need to modify your investments.

Thank you for your continued confidence.

Sincerely,

Judy A. Rice, President

The TARGET Portfolio Trust

THE TARGET PORTFOLIO TRUST	1

Equity Portfolios’ Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852.

Large Capitalization Growth Portfolio:

Gross operating expenses: Class R, 1.58%; Class T, 0.83%. Net operating expenses: Class R, 1.33%; Class T, 0.83%, after contractual reduction through 2/29/2012.

Large Capitalization Value Portfolio:

Gross operating expenses: Class R, 1.56%; Class T, 0.81%. Net operating expenses: Class R, 1.31%; Class T, 0.81%, after contractual reduction through 2/29/2012.

Small Capitalization Growth Portfolio:

Gross operating expenses: Class R, 1.71%; Class T, 0.96%. Net operating expenses: Class R, 1.46%; Class T, 0.96%, after contractual reduction through 2/29/2012.

Small Capitalization Value Portfolio:

Gross operating expenses: Class R, 1.51%; Class T, 0.76%. Net operating expenses: Class R, 1.26%; Class T, 0.76%, after contractual reduction through 2/29/2012.

International Equity Portfolio:

Gross operating expenses: Class R, 1.79%; Class T, 1.04%. Net operating expenses: Class R, 1.54%; Class T, 1.04%, after contractual reduction through 2/29/2012.

Equity Portfolios
	Cumulative Total Returns as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Growth Portfolio (Class R)	17.99%	N/A	N/A	–1.36% (8/22/06)
Large Capitalization Growth Portfolio (Class T)	18.55	5.39%	–38.02%	—
S&P 500 Index	16.54	8.99	–0.14	—
Russell 1000 Growth Index	19.65	17.14	–22.51	—
Lipper Large-Cap Growth Funds Avg.	17.70	11.45	–15.43	—

2	THE TARGET PORTFOLIO TRUST

	Average Annual Total Returns as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Growth Portfolio (Class R)	9.29%	N/A	N/A	–1.67% (8/22/06)
Large Capitalization Growth Portfolio (Class T)	9.78	–0.44%	–5.78%	—
S&P 500 Index	10.18	0.64	–0.43	—
Russell 1000 Growth Index	12.65	2.06	–3.44	—
Lipper Large-Cap Growth Funds Avg.	10.19	0.88	–2.93	—

	Average Annual Total Returns as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Growth Portfolio (Class R)	17.99%	N/A	N/A	–0.32% (8/22/06)
Large Capitalization Growth Portfolio (Class T)	18.55	1.05%	–4.67%	—

	Cumulative Total Returns as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Value Portfolio (Class R)	12.45%	N/A	N/A	–19.57% (8/22/06)
Large Capitalization Value Portfolio (Class T)	13.00	–7.91%	36.98%	—
S&P 500 Index	16.54	8.99	–0.14	—
Russell 1000 Value Index	15.71	3.15	29.83	—
Lipper Large-Cap Value Funds Avg.	12.79	1.46	24.23	—

	Average Annual Total Returns as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Value Portfolio (Class R)	7.86%	N/A	N/A	–5.81% (8/22/06)
Large Capitalization Value Portfolio (Class T)	8.29	–2.78%	3.31%	—
S&P 500 Index	10.18	0.64	–0.43	—
Russell 1000 Value Index	8.90	–0.48	2.59	—
Lipper Large-Cap Value Funds Avg.	7.05	–0.74	2.08	—

	Average Annual Total Returns as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Large Capitalization Value Portfolio (Class R)	12.45%	N/A	N/A	-5.06% (8/22/06)
Large Capitalization Value Portfolio (Class T)	13.00	–1.63%	3.20%	—

THE TARGET PORTFOLIO TRUST	3

Equity Portfolios’ Performance (continued)

	Cumulative Total Returns as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Growth Portfolio (Class R)	25.29%	N/A	N/A	–12.50% (8/22/06)
Small Capitalization Growth Portfolio (Class T)	25.83	–8.89%	–32.03%	—
Russell 2000 Index	26.58	16.31	61.21	—
Russell 2000 Growth Index	28.67	21.63	12.09	—
Lipper Small-Cap Growth Funds Avg.	27.71	16.62	21.22	—

	Average Annual Total Returns as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Growth Portfolio (Class R)	13.50%	N/A	N/A	–4.21% (8/22/06)
Small Capitalization Growth Portfolio (Class T)	14.04	–3.21%	–4.46%	—
Russell 2000 Index	13.35	1.60	4.00	—
Russell 2000 Growth Index	14.79	2.35	–0.13	—
Lipper Small-Cap Growth Funds Avg.	14.86	1.36	0.27	—

	Average Annual Total Returns as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Growth Portfolio (Class R)	25.29%	N/A	N/A	–3.13% (8/22/06)
Small Capitalization Growth Portfolio (Class T)	25.83	–1.84%	–3.79%	—

	Cumulative Total Returns as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Value Portfolio (Class R)	22.93%	N/A	N/A	11.82% (8/22/06)
Small Capitalization Value Portfolio (Class T)	23.58	26.33%	181.12%	—
Russell 2000 Index	26.58	16.31	61.21	—
Russell 2000 Value Index	24.43	10.52	119.21	—
Lipper Small-Cap Core Funds Avg.	24.55	15.27	90.42	—

4	THE TARGET PORTFOLIO TRUST

	Average Annual Total Returns as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Value Portfolio (Class R)	14.01%	N/A	N/A	1.91% (8/22/06)
Small Capitalization Value Portfolio (Class T)	14.60	3.41%	10.64%	—
Russell 2000 Index	13.35	1.60	4.00	—
Russell 2000 Value Index	11.84	0.73	7.72	—
Lipper Small-Cap Core Funds Avg.	13.19	1.33	5.68	—

	Average Annual Total Returns as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Small Capitalization Value Portfolio (Class R)	22.93%	N/A	N/A	2.70% (8/22/06)
Small Capitalization Value Portfolio (Class T)	23.58	4.79%	10.89%	—

	Cumulative Total Returns as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
International Equity Portfolio (Class R)	10.93%	N/A	N/A	1.04% (8/22/06)
International Equity Portfolio (Class T)	11.45	27.49%	39.04%	—
MSCI EAFE ND Index	8.36	17.66	36.66	—
Lipper International Large-Cap Core Funds Avg.	10.34	16.07	30.60	—

	Average Annual Total Returns as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
International Equity Portfolio (Class R)	4.69%	N/A	N/A	–0.75% (8/22/06)
International Equity Portfolio (Class T)	5.21	3.55%	2.78%	—
MSCI EAFE ND Index	3.27	1.97	2.56	—
Lipper International Large-Cap Core Funds Avg.	3.88	1.66	1.77	—

	Average Annual Total Returns as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
International Equity Portfolio (Class R)	10.93%	N/A	N/A	0.25% (8/22/06)
International Equity Portfolio (Class T)	11.45	4.98%	3.35%	—

THE TARGET PORTFOLIO TRUST	5

Equity Portfolios’ Performance (continued)

Growth of a $10,000 Investment

Large Capitalization Growth Portfolio

The graph compares a $10,000 investment in the TARGET Large Capitalization Growth Portfolio (Class T) with a similar investment in the S&P 500 Index and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2000) and the account values at the end of the current fiscal year (October 31, 2010), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

6	THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Large Capitalization Value Portfolio

The graph compares a $10,000 investment in the TARGET Large Capitalization Value Portfolio (Class T) with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2000) and the account values at the end of the current fiscal year (October 31, 2010), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST	7

Equity Portfolios’ Performance (continued)

Growth of a $10,000 Investment

Small Capitalization Growth Portfolio

The graph compares a $10,000 investment in the TARGET Small Capitalization Growth Portfolio (Class T) with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2000) and the account values at the end of the current fiscal year (October 31, 2010), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

8	THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Small Capitalization Value Portfolio

The graph compares a $10,000 investment in the TARGET Small Capitalization Value Portfolio (Class T) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2000) and the account values at the end of the current fiscal year (October 31, 2010), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST	9

Equity Portfolios’ Performance (continued)

Growth of a $10,000 Investment

International Equity Portfolio

The graph compares a $10,000 investment in the TARGET International Equity Portfolio (Class T) with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East Net Dividend Index (MSCI EAFE ND Index) by portraying the initial account values at the beginning of the 10-year period (October 31, 2000) and the account values at the end of the current fiscal year (October 31, 2010), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.75%. Returns in the table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or following the redemption of portfolio shares.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Benchmark Definitions

Lipper International Large Cap Core Funds Average

Lipper International Large Cap Core funds invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Growth Funds Average

Lipper Large-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

10	THE TARGET PORTFOLIO TRUST

Lipper Large-Cap Value Funds Average

Lipper Large-Cap Value funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have a below-average price-to-earnings ratio and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Small-Cap Growth Funds Average

Lipper Small-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

Lipper Small-Cap Core Funds Average

Lipper Small-Cap Core funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives an indication of how foreign stocks have performed.

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index which contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

Russell 2000 Index

The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how the stock prices of smaller companies have performed.

Russell 2000 Growth Index

The Russell 2000 Growth Index is an unmanaged index which contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index generally have higher price-to-book and price-to-earnings ratios.

Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.

THE TARGET PORTFOLIO TRUST	11

Equity Portfolios’ Performance (continued)

Benchmark Inception Returns

Large Capitalization Growth Portfolio—S&P 500 Index Closest Month-End to Inception cumulative total return as of 10/31/10 is –0.77% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/10 is –1.10% for Class R. Russell 1000 Growth Index Closest Month-End to Inception cumulative total return as of 10/31/10 is 12.40% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 9/30/10 is 1.74% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/10 is 8.61% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/10 is 0.69% for Class R.

Large Capitalization Value Portfolio—S&P 500 Index Closest Month-End to Inception cumulative total return as of 10/31/10 is –0.77% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/10 is –1.10% for Class R. Russell 1000 Value Index Closest Month-End to Inception cumulative total return as of 10/31/10 is –10.54% for Class R. Russell 1000 Value Index Closest Month-End to Inception average annual total return as of 9/30/10 is –3.39% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/10 is –9.34% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/10 is –3.09% for Class R.

Small Capitalization Growth Portfolio—Russell 2000 Index Closest Month-End to Inception cumulative total return as of 10/31/10 is 3.38% for Class R. Russell 2000 Index Closest Month-End to Inception average annual total return as of 9/30/10 is
–0.17% for Class R. Russell 2000 Growth Index Closest Month-End to Inception cumulative total return as of 10/31/10 is 11.38% for Class R. Russell 2000 Growth Index Closest Month-End to Inception average annual total return as of 9/30/10 is 1.62% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/10 is 9.02% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/10 is 0.87% for Class R.

Small Capitalization Value Portfolio—Russell 2000 Index Closest Month-End to Inception cumulative total return as of 10/31/10 is
3.38% for Class R. Russell 2000 Index Closest Month-End to Inception average annual total return as of 9/30/10 is –0.17% for Class R. Russell 2000 Value Index Closest Month-End to Inception cumulative total return as of 10/31/10 is –4.57% for Class R. Russell 2000 Value Index Closest Month-End to Inception average annual total return as of 9/30/10 is –2.06% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/10 is 4.54% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/10 is 0.02% for Class R.

International Equity Portfolio—MSCI EAFE ND Index Closest Month-End to Inception cumulative total return as of 10/31/10 is –4.00% for Class R. MSCI EAFE ND Index Closest Month-End to Inception average annual total return as of 9/30/10 is –1.85% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/10 is –5.02% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/10 is –2.20% for Class R.

Investors cannot invest directly in an index or average. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

The Lipper averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

12	THE TARGET PORTFOLIO TRUST

Fixed Income Portfolios’ Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852.

Total Return Bond Portfolio:

Gross operating expenses: Class R, 1.42%; Class T, 0.67%. Net operating expenses: Class R, 1.17%; Class T, 0.67%, after contractual reduction through 2/29/2012.

Intermediate-Term Bond Portfolio:

Gross operating expenses: Class T, 0.66%. Net operating expenses: Class T, 0.66%.

Mortgage Backed Securities Portfolio:

Gross operating expenses: Class T, 0.88%. Net operating expenses: Class T, 0.88%.

	Cumulative Total Returns as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Total Return Bond Portfolio (Class R)	9.33%	N/A	N/A	42.29% (8/22/06)
Total Return Bond Portfolio (Class T)	9.82	51.18%	109.29%	—
Barclays Capital U.S. Aggregate Bond Index	8.01	36.66	85.60	—
Lipper Corporate Debt BBB-Rated Funds Avg.	12.74	35.00	94.86	—

	Average Annual Total Returns as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Total Return Bond Portfolio (Class R)	9.59%	N/A	N/A	8.86% (8/22/06)
Total Return Bond Portfolio (Class T)	10.08	8.31%	7.67%	—
Barclays Capital U.S. Aggregate Bond Index	8.16	6.20	6.41	—
Lipper Corporate Debt BBB-Rated Funds Avg.	13.16	5.78	6.65	—

	Average Annual Total Returns as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Total Return Bond Portfolio (Class R)	9.33%	N/A	N/A	8.77% (8/22/06)
Total Return Bond Portfolio (Class T)	9.82	8.62%	7.67%	—

THE TARGET PORTFOLIO TRUST	13

Fixed Income Portfolios’ Performance (continued)

	Cumulative Total Returns as of 10/31/10			Average Annual Total Returns as of 9/30/10
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Intermediate-Term Bond Portfolio (Class T)	9.07%	48.47%	94.93%	9.36%	7.97%	6.89%
Barclays Capital Int. Govt./Credit Bond Index	7.81	34.86	79.98	7.77	5.95	6.05
Lipper Int. Inv.-Grade Debt Funds Avg.	9.63	32.77	77.66	9.98	5.47	5.85

				Average Annual Total Returns as of 10/31/10
				One Year	Five Years	Ten Years
Intermediate-Term Bond Portfolio (Class T)				9.07%	8.22%	6.90%

	Cumulative Total Returns as of 10/31/10			Average Annual Total Returns as of 9/30/10
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Mortgage Backed Securities Portfolio (Class T)	12.02%	41.60%	82.24%	13.00%	6.87%	6.13%
Barclays Capital Mortgage-Backed Securities Index	5.99	38.76	84.10	5.71	6.41	6.27
Citigroup Mortgage-Backed Securities Index	6.13	39.08	84.96	5.81	6.48	6.32
Lipper U.S. Mortgage Funds Avg.	7.51	28.99	67.04	7.58	4.77	5.14

				Average Annual Total Returns as of 10/31/10
				One Year	Five Years	Ten Years
Mortgage Backed Securities Portfolio (Class T)				12.02%	7.20%	6.19%

14	THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Total Return Bond Portfolio

The graph compares a $10,000 investment in the TARGET Total Return Bond Portfolio (Class T) with a similar investment in the Barclays Capital U.S. Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2000) and the account values at the end of the current fiscal year (October 31, 2010), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

THE TARGET PORTFOLIO TRUST	15

Fixed Income Portfolios’ Performance (continued)

Growth of a $10,000 Investment

Intermediate-Term Bond Portfolio

The graph compares a $10,000 investment in the TARGET Intermediate-Term Bond Portfolio (Class T) with a similar investment in the Barclays Capital Intermediate Government/Credit Bond Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2000) and the account values at the end of the current fiscal year (October 31, 2010), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

16	THE TARGET PORTFOLIO TRUST

Growth of a $10,000 Investment

Mortgage Backed Securities Portfolio

The graph compares a $10,000 investment in the TARGET Mortgage Backed Securities Portfolio (Class T) with a similar investment in the Barclays Capital Mortgage-Backed Securities Index and the Citigroup Mortgage-Backed Securities Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2000) and the account values at the end of the current fiscal year (October 31, 2010), as measured on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or following the redemption of Portfolio shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.75%. Returns in the table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or following the redemption of portfolio shares.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Investors cannot invest directly in an index. The returns for the benchmark indexes would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

Benchmark Definitions

Barclays Capital Intermediate Government/Credit Bond Index

The Barclays Capital Intermediate Government/Credit Bond Index is an unmanaged index of publicly traded U.S. government bonds and investment-grade corporate bonds with maturities of up to 10 years. It gives a broad indication of how intermediate-term bonds have performed.

Barclays Capital Mortgage-Backed Securities Index

The Barclays Capital Mortgage-Backed Securities Index is an unmanaged, market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by GNMA, FNMA, and FHLMC mortgage pools, and balloon mortgages with fixed-rate coupons.

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Fixed Income Portfolios’ Performance (continued)

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad indication of how bond prices of short- and intermediate-term bonds have performed.

Citigroup Mortgage-Backed Securities Index

The Citigroup Mortgage-Backed Securities Index is an unmanaged index of 15- and 30-year mortgage-related securities issued by U.S. government agencies. Each of them gives a broad indication of how mortgage-backed securities have performed.

Lipper Corporate Debt BBB-Rated

Lipper Corporate Debt BBB-Rated funds invest primarily in corporate and government debt issues rated in the top four grades.

Lipper Intermediate Investment-Grade Debt

Lipper Intermediate Investment-Grade Debt funds invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years.

Lipper U.S. Mortgage

Lipper U.S. Mortgage funds invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Benchmark Inception Returns

Total Return Bond Portfolio—Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total return as of 10/31/10 is 31.92% for Class R. Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception average annual total return as of 9/30/10 is 6.93% for Class R. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/10 is 30.78% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/10 is 6.62% for Class R.

The Lipper Averages represent returns based on an average of all funds in the respective Lipper categories for the periods noted. The returns for the Lipper averages would be lower if they reflected deductions for portfolio operating expenses, sales charges, or taxes.

18	THE TARGET PORTFOLIO TRUST

Money Market Portfolio Performance

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For the most recent month-end performance update, call (800) 225-1852.

U.S. Government Money Market Portfolio:

Gross operating expenses: Class T, 0.65%. Net operating expenses: Class T, 0.23%, after a voluntary waiver of management fees.

Money Market Portfolio as of 10/31/10
	Cumulative Total Returns 12 Months	Net Asset Value (NAV)	7-Day Current Yield
U.S. Government Money Market Portfolio (Class T)	0.04%	$1.00	0.01%
Lipper U.S. Government Money Market Funds Avg.	0.02	N/A	N/A
iMoneyNet, Inc. All Taxable Money Market Funds Avg.	N/A	N/A	0.03

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio. The returns in the table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or following the redemption of portfolio shares.

Benchmark Definitions

iMoneyNet, Inc. All Taxable Money Market Funds Average

iMoneyNet, Inc. regularly reports a 7-day current yield on Tuesdays for taxable money market funds. This is the data of all funds in the iMoneyNet, Inc. All Taxable Money Market Funds Average category as of 10/26/10, the closest date to the end of our reporting period.

Lipper U.S. Government Money Market Funds Average

Lipper U.S. Government Money Market funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

The Lipper average represents returns based on an average of all funds in the respective Lipper categories for the periods noted. The return for the Lipper average would be lower if it reflected deductions for sales charges or taxes.

An investment in the U.S. Government Money Market Portfolio (the Portfolio) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

THE TARGET PORTFOLIO TRUST	19

Strategy and Performance Overview

Large Capitalization Growth Portfolio

The Large Cap Growth Portfolio’s Class T shares returned 18.55% for the 12-month period ended October 31, 2010, which trailed the 19.65% return of its benchmark, the Russell 1000® Growth Index (the Index). The Portfolio’s Class T shares, however, outperformed the 17.70% return of the Lipper Large Cap Growth Funds Average.

The Large Cap Growth Portfolio uses a multi-manager approach, seeking to maximize returns by diversifying Portfolio performance across firms and by combining complementary approaches. Marsico Capital Management, LLC (Marsico), a traditional large-cap growth manager, constructs a relatively concentrated portfolio using an active top-down, bottom-up approach to investing. MFS Investment Management (MFS) follows a more diversified strategy that takes a traditional approach to identifying under-priced growth opportunities.

During the reporting period, the Portfolio’s performance relative to the Index weakened due to some key sector and investment style factors. The Portfolio had a large overall overexposure to the financial sector, which produced moderately low gains relative to other sectors for the year. The Portfolio was also underexposed to consumer non-cyclicals, a sector in the Index that broadly outperformed during the fiscal year. However, overweights in the consumer services and transport sectors helped performance.

Style factors such as growth and value along with capitalization levels modestly detracted from relative performance. Relative to the Index, the Portfolio’s overweight in stocks with large market capitalizations and those with levels of above-market stock-price-volatility were primary detractors. The Portfolio’s underweight in stocks paying high dividends also detracted from performance. However, stocks experiencing recent price strength contributed to relative performance.

The Portfolio’s security selection was another positive during the reporting period. Holdings in the consumer services and technology sectors significantly contributed to relative performance. Individual companies among the top contributors were in the technology sector and included Baidu Inc., Apple, Priceline, and Microsoft Corporation. Also during the reporting period, the Portfolio held a derivative, in the form of a call option, on a very limited basis, and it did not have a material impact on the Portfolio’s performance.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

20	THE TARGET PORTFOLIO TRUST

Large Capitalization Value Portfolio

The Large Cap Value Portfolio’s Class T shares returned 13.00% for the 12-month reporting period ended October 31, 2010, trailing the 15.71% return of its benchmark, the Russell 1000® Value Index (the Index). However, the Portfolio’s Class T shares outperformed the 12.79% return of the Lipper Large-Cap Value Funds Average.

The Portfolio is managed by NFJ, Eaton Vance, and Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley). NFJ follows a disciplined deep value investment strategy based on research that has shown that portfolios of low price-to-earnings (P/E) stocks have substantially outperformed market indexes throughout all capitalization levels over extended periods. The manager uses an elaborate screening process to identify the lowest valued stocks within their industry based on their P/E ratio.

In contrast, Eaton Vance’s portion of the overall portfolio follows a relative value or “growthier” investment style. The manager evaluates traditional measures of value, overall business health, and changes in business momentum to capture market inefficiencies in the universe of large capitalization companies. Eaton Vance focuses on companies that exhibit strong business franchises with attractive earnings-per-share (EPS) ratios and dividend growth potential.

Hotchkis and Wiley uses a value-oriented investment style and a bottom-up approach to security selection. It primarily invests in above-market yielding securities. The investment team seeks to identify companies with strong cash flow, improving profit margins, sustainability of projected growth, and competitive/strategic positioning within their industries.

During the reporting period, the Portfolio’s overweight stance in large-cap companies hurt results, as stocks of smaller companies outperformed their larger counterparts. All three portions of the Portfolio were overweight in highly capitalized stocks with Eaton Vance’s large-cap bias the primary detractor from the Portfolio’s performance.

The Portfolio’s stock selection negatively affected its performance relative to the Index. Stocks of companies in the energy and technology sectors such as Hewlett Packard, Diamond Offshore Drilling, and Anadarko Petroleum hurt relative performance. Moreover, stock selection in all three portions of the Portfolio detracted from performance during the reporting period, with NFJ’s portion being the primary detractor.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	21

Strategy and Performance Overview (continued)

Cash holdings in the Portfolio dragged down performance. Most notably, Eaton Vance’s cash holdings in November 2009 hurt performance as the market rallied that month.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

22	THE TARGET PORTFOLIO TRUST

Small Capitalization Growth Portfolio

The Small Cap Growth Portfolio’s Class T shares rose 25.83% for the 12-month reporting period ended October 31, 2010, which trailed the 28.67% gain of the Russell 2000® Growth Index (the Index). The Portfolio’s Class T shares also underperformed the 27.71% return of the Lipper Small-Cap Growth Funds Average.

Eagle Asset Management (Eagle) and Ashfield Capital Partners (Ashfield) manage the Portfolio because of their complementary investment styles. The primary goal of this co-management strategy is to help limit risk in particular economic sectors or market scenarios with a portfolio that provides prospective opportunities in most equity markets.

Eagle describes its traditional growth investment process as “Rapid Growth at a Reasonable Price.” The manager seeks companies with accelerating and sustainable earnings growth, a positive catalyst, a high or expanding return on equity, and a credible and competent management team.

Ashfield’s investment philosophy is based upon the belief that the price of a stock will be directly related to the underlying growth potential of the business. To some extent, each manager tends to have contrasting views toward certain sectors, but they share similar perspectives on portfolio risk and style factors.

Eagle’s portion outperformed the Index, while Ashfield’s hurt the Portfolio’s overall results. Ashfield’s stock selection in certain medical services, electronic equipment, and computer software industries were the main detractors.

Conversely, Eagle’s stock selection, specifically in the chemicals, energy reserves, specialty retail, restaurants, and computer hardware and software industries, added to the Portfolio’s returns. Additionally, the manager’s decision not to hold certain companies in the Index helped during the quarter. For example, avoiding or being underweight relative to the benchmark in biotech companies proved beneficial.

In aggregate, the Portfolio’s underweight position in the healthcare sector was the single largest detractor during the reporting period. Specifically, the Portfolio’s underweight stance in the pharmaceuticals industry and its overweight stance in the medical services industries had the largest negative impact during the period. However, stock selection against the Index in the consumer cyclical and technology

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	23

Strategy and Performance Overview (continued)

sectors, particularly in computer software, made a positive contribution to performance. But since both managers of the Portfolio deploy bottom-up stock selection as their strategy, the Portfolio’s sector allocations generally have little or no effect on overall Portfolio performance over longer periods.

However, an overweight allocation against the Index in the consumer cyclical and technology sectors, particularly in computer software, made a positive contribution to performance. But since both managers of the Portfolio deploy bottom-up stock selection as their strategy, the Portfolio’s sector allocations generally have little or no effect on overall Portfolio performance over longer periods.

Overall, the Portfolio’s stance toward riskier assets contributed positively to Portfolio performance. To a lesser extent, a modest exposure to stocks exhibiting price momentum characteristics enhanced returns toward the end of the reporting period.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

24	THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

The Small Cap Value Portfolio’s Class T shares gained 23.58% for the 12-month reporting period ended October 31, 2010, which slightly underperformed the 24.43% return of its benchmark, the Russell 2000® Value Index (the Index). The Portfolio’s Class T shares also underperformed the 24.55% return of the Lipper Small-Cap Core Funds Average.

Small companies and firms may respond to economic trends differently. For example, some may occupy specific niches in which they are immune to economic cycles. Also, some inexpensive stocks may be not followed closely by analysts. Accordingly, small-cap managers can benefit from informational inefficiencies in the market. Research is critical and the Portfolio’s managers are chosen based on their experience and capabilities. The asset managers themselves may reach position-size limits in the amount they can hold in small firms. Consequently, the Portfolio uses several managers. As managers reach their capacity limits, new asset managers may be added to the Portfolio. EARNEST Partners, LLC; Lee Munder Capital Group; J.P. Morgan Investment Management, Inc.; NFJ Investment Group L.P.; and Vaughan Nelson Investment Management, L.P. are the current managers of the Portfolio.

Sector positioning had a positive effect on the Portfolio’s performance. Specifically, an underweight in the financial sector and an overweight in the basic materials sector generated positive results. On the negative side, an overweight in healthcare detracted from performance.

The Portfolio’s underexposure to stocks with particular style attributes proved beneficial. Specifically, the Portfolio was underexposed to stocks with higher volatility, as measured by the movements of a stock’s price, and was also underexposed to stocks with a high degree of earnings variability (stocks more closely tied to movements in the business cycle). On the negative side, the Portfolio was overexposed to stocks with the largest capitalization levels in the Index, which detracted from relative performance.

The Portfolio tends to be less sensitive to movements in the broad market than the Index. Accordingly, this defensive positioning tends to detract from relative performance during broad market gains, which was generally the case during the reporting period.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	25

Strategy and Performance Overview (continued)

Stock selection had little impact on overall performance. Stocks within the chemicals and oil services industries, however, were a source of positive returns. Conversely, assets held within the specialty retail industry were a drag on results.

The JP Morgan Small Cap Value portion held a small derivative position in small-cap futures to hedge cash, which helped to manage flows and general market exposure. Over the last year, this exposure had a positive impact on Portfolio results due to the positive returns of the small-cap market relative to cash. It is important to note, however, the sole purpose for using futures in this portion of the Portfolio is to maintain full market exposure and not to leverage the Portfolio or make a market call.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

26	THE TARGET PORTFOLIO TRUST

International Equity Portfolio

The International Equity Portfolio’s Class T shares posted a 11.45% return for the 12-month reporting period ended October 31, 2010, outperforming the 8.36% return of the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (the Index), and also outperforming the 10.34% return of the Lipper International Large-Cap Core Funds Average.

LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are co-managers of the Portfolio, which combines the distinct investment approaches of LSV International Value (deep value) and Thornburg International (relative value/core).

LSV’s active quantitative investment strategy is based on the firm’s research into value investing and behavioral finance. They believe that superior investment performance can be achieved by exploiting behavioral biases exhibited by other investors, including the tendency to extrapolate the past too far into the future, wrongly equating a good company with a good investment irrespective of price, ignoring statistical evidence and developing a “mindset” about a company. While they do not conduct traditional security analysis, the objective of LSV’s purely quantitative modeling approach is to pick undervalued stocks with near-term appreciation potential.

Thornburg’s value-based investment approach seeks promising companies trading at a discount to what the investment manager believes is a company’s intrinsic value. The strategy looks to reduce portfolio total risk by exposing the portfolio to traditional, relative, and/or deep value stocks. The investment process utilizes quantitative screens to identify attractively valued stocks (using metrics such as price/earnings, price/forward earnings, and price to cash flow) poised for fundamental improvement, such as earnings surprises or earnings revisions, relative to peers. Management then performs fundamental research (including visits with company management, peers, competitors, and suppliers) on companies deemed attractive by the screening process. However, Thornburg does reserve the right to circumvent the screening process, and often does, in their search for value. The result of their fundamental analysis is an estimate of a company’s intrinsic value, which is compared to current valuations to identify attractive opportunities.

In the beginning of the reporting period, the rally in riskier assets from the third quarter of 2009 stalled as stocks entered into a correction. The LSV portion struggled

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	27

Strategy and Performance Overview (continued)

out of the gate, underperformed for the first two months of the period, and then outperformed for the remainder of the period.

Moreover, growth stocks outperformed value stocks in international markets. Underperformance by companies with low price-to-book valuation multiples, particularly in the financial sector, pulled down value stocks. LSV was overweight in financial stocks, and concentrated in those with the most attractive valuations, which further detracted from relative performance early in the period.

During the rest of the period, beginning in January 2010, LSV outperformed the Index, as equity markets vacillated between risk-friendly rallies and risk-averse corrections. However, LSV’s deep value strategy could not compensate for its slow start, and this muted its overall performance for the reporting period.

The Thornburg portion of the Portfolio displayed consistent outperformance during the entire period. As a relative value/core strategy, Thornburg benefited from the tailwinds of higher value stocks outperforming lower value stocks and also from growth-style stocks outperforming value stocks in markets outside of the U.S. Overall, Thornburg handily outperformed the Index for the period. Allocations to countries not in the Index significantly boosted performance. Holdings in companies in Canada, Mexico, and South Korea helped performance, as these markets individually outperformed the return of the Index. Additionally, stock selection in the United Kingdom (UK) and Germany further enhanced relative performance as Thornburg made good stock selections in the UK consumer discretionary sector and also among stocks of German automakers.

From time to time, Thornburg uses derivatives in the form of currency forwards as a hedging tool for risk management purposes. Thornburg does not expect a significant portion of the performance to come from currency hedging strategies. For the period ending October 31, 2010, currency hedging detracted slightly from results as the Portfolio hedged on the Euro, British Pound, Brazilian Real and Mexican Peso. The main hedge was earlier in the period, as the Portfolio’s hedge against the Mexican Peso detracted from results.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

28	THE TARGET PORTFOLIO TRUST

Total Return Bond Portfolio

The Total Return Bond Portfolio’s Class T shares gained 9.82% for the 12-month reporting period ended October 31, 2010, outperforming the 8.01% gain of the Barclays Capital U.S. Aggregate Bond Index (the Index). However, the Portfolio’s Class T shares lagged the 12.74% gain of the Lipper Corporate Debt BBB-Rated Funds Average. Pacific Investment Management Company LLC (PIMCO) manages the Portfolio.

A low interest-rate environment prevailed in the U.S. fixed income markets as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero throughout the reporting period. The rock-bottom borrowing costs were intended to help encourage commerce, as economic growth slowed in the United States and the unemployment rate remained high. The Fed also tried to aid the economy by completing a round of quantitative easing in which it bought federal agency debt securities and mortgage-backed securities of federal agencies to support mortgage lending and the housing markets.

Later in the reporting period, the Fed kept its holdings of debt securities constant by reinvesting principal payments from its mortgage-backed securities and federal agency debt securities back into U.S. Treasury securities, concentrating on notes maturing in two to 10 years. This helped boost prices of Treasury securities and pushed down their yields, as bond prices move inversely to yields. In September 2010, the Fed also said it was prepared to provide more help to the economy if needed. This led to renewed anticipation that the Fed would soon begin another round of quantitative easing in which it would buy additional Treasury securities to exert further downward pressure on longer-term rates.

For most of the reporting period, the Portfolio had a longer duration in the U.S. fixed income market than the Index. (Duration measures a portfolio’s sensitivity to changes in the level of interest rates.) The Portfolio also had duration exposure in core European bond markets. This strategy worked well as bond yields declined in these markets and pushed bond prices higher.

The Portfolio was also positioned to benefit from an anticipated flattening in the slope of the yield curve, a single-line graph that shows the relationship between yields of bonds of the same credit quality. This strategy detracted from performance because the slope of the yield curve became steeper. However, the negative impact from the Portfolio’s yield curve strategy was more than offset by its exposure to Eurodollar

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	29

Strategy and Performance Overview (continued)

futures contracts whose prices rallied (Eurodollars are U.S. dollars deposited in commercial banks outside the United States.) Prices of Eurodollar futures contracts gained on the expectation that short-term rates will remain low for an extended period of time.

Some aspects of PIMCO’s bond market allocation strategy worked well. The Portfolio had a larger exposure than the Index to investment-grade bonds of financial companies, which outperformed the broader investment-grade corporate bond market. Also, the Portfolio benefited from having a modest exposure to high yield corporate “junk” bonds, which are not in the Index as they are rated below investment grade. High yield bonds outperformed Treasury securities with similar maturities. In the low-rate environment, investors took advantage of the more attractive yields on debt securities such as corporate bonds, which carry greater credit risk than ultra-safe Treasury securities.

The Portfolio also benefited from having a modest exposure to emerging market bonds denominated in local currencies, particularly debt securities of issuers in Brazil. The Portfolio gained this exposure by using a type of derivative instrument called zero coupon interest rate swaps instead of spending large amounts of money to buy the bonds outright. Under the swap agreement, the Portfolio makes periodic floating-rate payments based on the CDI (the interbank lending rate of Brazil) and will receive a lump-sum fixed-rate payment from the other party involved in the agreement when the swap matures. As the CDI declined during the calendar year, the swap gained in value, aiding the Portfolio’s performance.

Other aspects of PIMCO’s bond market allocation strategy hindered performance. For example, the Portfolio had a smaller exposure to commercial mortgage-backed securities (CMBS) than the Index. However, CMBS, which are made from bundled mortgages on properties such as hotels and office buildings, outperformed Treasury securities with similar maturities. Some of the negative impact from this strategy was offset by an emphasis on senior, high-quality CMBS, which added incremental yield to the Portfolio.

The Portfolio also had a smaller exposure than the Index to mortgage-backed securities of federal agencies, which detracted from its performance as these securities also outperformed Treasury securities with similar maturities. However, some of the negative impact from this strategy was offset by favorable security selection among mortgage-backed securities of federal agencies and exposure to high-quality “private label” mortgage-backed securities, which do not have any government backing.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

30	THE TARGET PORTFOLIO TRUST

Intermediate-Term Bond Portfolio

The Intermediate-Term Bond Portfolio’s Class T shares gained 9.07% for the 12-month reporting period ended October 31, 2010, outperforming the 7.81% gain of the Barclays Capital Intermediate Government/Credit Index (the Index). However, the Portfolio’s Class T shares lagged the 9.63% gain of the Lipper Intermediate Investment-Grade Debt Funds Average. Pacific Investment Management Company LLC (PIMCO) manages the Portfolio.

A low interest-rate environment prevailed in the U.S. fixed income markets as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero throughout the reporting period. The rock-bottom borrowing costs were intended to help encourage commerce, as economic growth slowed in the United States and the unemployment rate remained high. The Fed also tried to aid the economy by completing a round of quantitative easing in which it bought federal agency debt securities and mortgage-backed securities of federal agencies to support mortgage lending and the housing markets.

Later in the reporting period, the Fed kept its holdings of debt securities constant by reinvesting principal payments from its mortgage-backed securities and federal agency debt securities back into U.S. Treasury securities, concentrating on notes maturing in two to 10 years. This helped boost prices of Treasury securities and pushed down their yields, as bond prices move inversely to yields. In September 2010, the Fed also said it was prepared to provide more help to the economy if needed. This led to renewed anticipation that the Fed would soon begin another round of quantitative easing in which it would buy additional Treasury securities to exert further downward pressure on longer-term rates.

For most of the reporting period, the Portfolio had a longer duration in the U.S. fixed income market than the Index. (Duration measures a portfolio’s sensitivity to changes in the level of interest rates.) The Portfolio also had duration exposure in core European bond markets. This strategy worked well as bond yields declined in these markets and pushed bond prices higher.

Some aspects of PIMCO’s bond market allocation strategy worked well. The Portfolio had a larger exposure than the Index to investment-grade corporate bonds, particularly bonds of financial companies, which outperformed the broader investment-grade corporate bond market. In the low-rate environment, investors took

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	31

Strategy and Performance Overview (continued)

advantage of the more attractive yields on debt securities such as corporate bonds, which carry greater credit risk than ultra-safe Treasury securities.

The Portfolio also benefited from having a modest exposure to emerging market bonds denominated in local currencies, particularly debt securities of issuers in Brazil. The Portfolio gained this exposure by using a type of derivative instrument called zero coupon interest rate swaps instead of spending large amounts of money to buy the bonds outright. Under the swap agreement, the Portfolio makes periodic floating-rate payments based on the CDI (the interbank lending rate of Brazil) and will receive a lump-sum fixed-rate payment from the other party involved in the agreement when the swap matures. As the CDI declined during the calendar year, the swap gained in value, aiding the Portfolio’s performance.

Another positive for the Portfolio was its modest exposure to mortgage-backed securities of federal agencies and senior, high-quality “private label” mortgage-backed securities, which do not have any government backing. Both types of bonds outperformed Treasury securities with similar maturities.

Other aspects of the Portfolio’s investment strategy hindered its performance. For most of the reporting period, the Portfolio was positioned to benefit as the slope of the yield curve became steeper. (The yield curve is a single-line graph that shows the relationship between yields on bonds of the same credit quality from the shortest to the longest maturities.) However, the positive impact from this strategy was more than offset as the Portfolio was repositioned in the third quarter of 2010 in anticipation that the yield curve would flatten. As it turned out, the slope of the yield curve did not flatten and the change in strategy subtracted from the Portfolio’s performance.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

32	THE TARGET PORTFOLIO TRUST

Mortgage Backed Securities Portfolio

The Mortgage Backed Securities Portfolio’s Class T shares gained 12.02% for the 12-month reporting period ended October 31, 2010, widely outperforming the 5.99% gain of the Barclays Capital U.S. Mortgage Backed Securities Index (the Index) and the 7.51% gain of the Lipper U.S. Mortgage Funds Average. Wellington Management Company, LLP (Wellington Management) manages the Portfolio.

A low interest-rate environment prevailed in the U.S. fixed income markets as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero during the reporting period that began November 1, 2009. The rock-bottom borrowing costs were intended to help encourage commerce, as economic growth slowed in the United States and the unemployment rate remained high. The Fed also tried to aid the economy by completing a round of quantitative easing in which it bought federal agency debt securities and mortgage-backed securities of federal agencies to support mortgage lending and the housing markets.

The primary reason the Portfolio gained more than the Index was that it had a smaller exposure than the Index to mortgage-backed securities of federal agencies, and it held other types of debt securities that performed well. Because of the Fed’s mortgage-backed securities purchase program, the amount of extra yield (spread) that mortgage-backed securities of federal agencies provided over Treasury securities with similar maturities declined sharply. As a result, the Portfolio took advantage of more attractive investment opportunities in other sectors not included in the Index, all of which helped it outperform the Index for the reporting period.

One such sector was “private label” mortgage-backed securities, which do not have any government backing. The Portfolio focused on debt securities in that sector that Wellington Management believed were undervalued. Strong technical factors and an improvement in mortgage payment data, including higher voluntary prepayments, helped drive performance during the reporting period.

The Portfolio also owned commercial mortgage-backed securities (CMBS), which are made from bundles of mortgage on properties such as hotels or office buildings. CMBS outperformed the Index for the reporting period as a limited supply of securities met with strong investor demand.

The Portfolio held inverse interest only (IIO) bonds, which, as the name implies, do not receive principal payments from the underlying mortgages. Wellington

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	33

Strategy and Performance Overview (continued)

Management believed volatility would remain low and prepayment speeds would be slower than market expectations, despite historically low mortgage rates. As it turned out, strict underwriting standards and declining availability of mortgage credit kept prepayment speeds low. The stable prepayment environment in which borrowers continued to face challenges in refinancing benefited valuations of IIO bonds, and the Portfolio’s allocation to them enhanced its performance.

Another positive for the Portfolio was its favorable security selection among mortgage pass-through securities of federal agencies. In particular, the Portfolio benefited from its emphasis on mortgage pass-through securities with higher coupon rates. Wellington Management liked these debt securities based on its expectation that their prepayment speeds would continue to slow. As previously mentioned, refinancing options available to consumers were limited despite historically low mortgage rates, and this helped prepayments remain low. The Portfolio also benefited from positive security selection among mortgage pass-through securities backed by 15- and 20-year conventional home loans.

During the reporting period, the Portfolio used derivative instruments including interest rate swaps, interest rate futures, and bond futures to tactically manage interest rate risk, which is the risk that securities could lose value because of changes in interest rates. The Portfolio’s exposure to derivatives did not have a material impact on its performance.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

34	THE TARGET PORTFOLIO TRUST

U.S. Government Money Market Portfolio

The U.S. Government Money Market Portfolio’s* Class T shares returned 0.04% for the 12-month period ended October 31, 2010, which outperformed the 0.01% return of the Lipper U.S. Government Money Market Funds Average. Wellington Management Company, LLP (Wellington Management) manages the Portfolio.

During the reporting period that began November 1, 2009, a low interest-rate environment prevailed in the U.S. fixed income markets as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero. The rock-bottom borrowing costs were intended to help encourage commerce, as economic growth slowed in the United States and the unemployment rate remained high.

Rates also remained near zero on repurchase agreements, in which one party sells U.S. Treasury securities to another party and then agrees to buy them back on a certain date and at an agreed-upon higher price. Repurchase agreements are essentially short-term collateralized loans. (The difference between the sale price and purchase price is the interest paid on the loan.) The volumes of repurchase agreements remained low throughout the year as the market demanded that banks unwind debt. Meanwhile, the slope of the money market yield curve flattened, as rates on three-month Treasury bills increased slightly and yields on one-year Treasury notes decreased.

The Portfolio opportunistically took advantage of increases in the yields of government securities, while maintaining liquidity and increasing exposure to high-quality discount notes of federal agencies.

The Securities and Exchange Commission (SEC) published a number of rule changes that affect money market funds governed by SEC Rule 2a-7 under the Investment Company Act of 1940. The changes were a direct result of concerns that arose during the financial crisis when the net asset value of a particular money market fund fell below $1.00 in September 2008. Most of the rule changes affect the quality, maturity limits, and liquidity of the investments held by money market funds.

*	On December 1, 2010, the Board of Trustees of the Trust, of which the U.S. Government Money Market Portfolio (the “Portfolio”) is a series, determined that it was in the best interests of the Portfolio’s shareholders for the Portfolio to cease operations. Accordingly, the Board approved a proposal to redeem all the outstanding shares of the Portfolio at the net asset value on or about February 15, 2011.

The Portfolio of Investments following this report shows the size of the Portfolio’s positions at period-end.

THE TARGET PORTFOLIO TRUST	35

Fees and Expenses (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Trust expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2010, at the beginning of the period, and held through the six-month period ended October 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Trust’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Trust, that you own. You should consider the additional fees that were charged to your Trust account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

36	THE TARGET PORTFOLIO TRUST

Hypothetical Example for Comparison Purposes

The second line for each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Capitalization Growth Portfolio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,032.40	1.34%	$6.86
Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Class T
Actual	$1,000.00	$1,034.60	0.84%	$4.31
Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

Large Capitalization Value Portfolio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$975.90	1.32%	$6.57
Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72
Class T
Actual	$1,000.00	$979.00	0.82%	$4.09
Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

THE TARGET PORTFOLIO TRUST	37

Fees and Expenses (continued)

Small Capitalization Growth Portfolio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,016.80	1.50%	$7.63
Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Class T
Actual	$1,000.00	$1,018.60	1.00%	$5.09
Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

Small Capitalization Value Portfolio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$985.30	1.28%	$6.41
Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51
Class T
Actual	$1,000.00	$987.50	0.78%	$3.91
Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

International Equity Portfolio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,071.50	1.59%	$8.30
Hypothetical	$1,000.00	$1,017.19	1.59%	$8.08
Class T
Actual	$1,000.00	$1,074.00	1.09%	$5.70
Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

Total Return Bond Portfolio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class R
Actual	$1,000.00	$1,056.30	1.13%	$5.86
Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
Class T
Actual	$1,000.00	$1,058.50	0.63%	$3.27
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

38	THE TARGET PORTFOLIO TRUST

Intermediate-Term Bond Portfolio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,054.50	0.64%	$3.31
Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

Mortgage Backed Securities Portfolio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,063.10	0.92%	$4.78
Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

U.S. Government Money Market Portfolio	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class T
Actual	$1,000.00	$1,000.00	0.23%	$1.16
Hypothetical	$1,000.00	$1,024.05	0.23%	$1.17

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2010, and divided by 365 days to reflect the six-month period. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

THE TARGET PORTFOLIO TRUST	39

Portfolio of Investments As of October 31, 2010	Large Capitalization Growth Portfolio

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—98.6%

	COMMON STOCKS—98.1%

	Aerospace & Defense—3.0%
21,800	Boeing Co. (The)	$1,539,952
41,568	General Dynamics Corp.	2,831,612
9,980	Goodrich Corp.	819,059
14,960	United Technologies Corp.	1,118,559

		6,309,182

	Agriculture—0.1%
4,930	Bunge Ltd.	296,145

	Agriculture/Heavy Equipment—2.3%
81,434	Monsanto Co.	4,838,808

	Auto Parts and Equipment—0.7%
6,614	Bayerische Motoren Werke AG (Germany)	474,171
29,710	Johnson Controls, Inc.	1,043,415

		1,517,586

	Automobile Manufacturers—0.1%
7,360	Ford Motor Co.*(a)	103,997

	Beverages—1.6%
16,000	Anheuser-Busch InBev NV, ADR (Belgium)	1,006,400
26,610	Coca-Cola Co. (The)	1,631,725
11,660	Heineken NV (Netherlands)	591,041
3,160	PepsiCo, Inc.	206,348

		3,435,514

	Biotechnology—1.2%
18,350	Celgene Corp.*	1,138,984
2,760	Genzyme Corp.*	199,079
28,380	Gilead Sciences, Inc.*	1,125,835

		2,463,898

	Broadcasting—0.5%
24,120	Discovery Communications, Inc. (Class A Stock)*(a)	1,075,993

	Business Services—0.5%
4,660	MasterCard, Inc. (Class A Stock)	1,118,680

	Chemicals—5.9%
4,830	Air Products & Chemicals, Inc.	410,405
157,228	Dow Chemical Co. (The)(a)	4,847,339
35,674	PPG Industries, Inc.	2,736,196
47,435	Praxair, Inc.	4,332,713

		12,326,653

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	41

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Clothing & Apparel—0.1%
6,850	Avon Products, Inc.	$208,583

	Commercial Banks—4.2%
10,591	ICICI Bank Ltd., ADR (India)(a)	556,875
92,600	Itau Unibanco Holding SA, (PRFC), ADR (Brazil)	2,274,256
45,803	PNC Financial Services Group, Inc.	2,468,782
148,681	U.S. Bancorp	3,595,106

		8,895,019

	Commercial Services—0.3%
22,810	Moody’s Corp.(a)	617,239

	Communication Equipment—0.2%
11,140	Juniper Networks, Inc.*	360,825

	Computer Hardware—7.4%
42,500	Apple, Inc.*	12,786,975
19,130	Hewlett-Packard Co.	804,608
13,040	International Business Machines Corp.	1,872,544

		15,464,127

	Computer Services & Software—5.0%
28,240	Accenture PLC (Class A Stock) (Ireland)	1,262,610
35,474	Amazon.com, Inc.*	5,858,176
11,290	Cognizant Technology Solutions Corp. (Class A Stock)*	735,995
32,990	Microsoft Corp.	878,854
15,651	salesforce.com, Inc.*(a)	1,816,612

		10,552,247

	Computers & Peripherals—0.8%
83,610	EMC Corp.*	1,756,646

	Consumer Finance—0.6%
31,010	American Express Co.	1,285,675

	Consumer Products & Services—0.2%
5,607	Whirlpool Corp.(a)	425,179

	Cosmetics & Toiletries—0.6%
16,136	Lauder, (Estee) Cos., Inc. (The) (Class A Stock)	1,148,399

	Diversified—0.5%
11,960	3M Co.	1,007,271

	Diversified Financial Services—1.2%
1,600	CME Group, Inc.	463,440
10,520	Franklin Resources, Inc.	1,206,644

See Notes to Financial Statements.

42	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Diversified Financial Services (continued)
7,070	IntercontinentalExchange, Inc.*	$812,131

		2,482,215

	Electric—0.2%
30,620	AES Corp. (The)*	365,603

	Electronic Components—0.6%
4,930	Emerson Electric Co.	270,657
20,050	Thermo Fisher Scientific, Inc.*	1,030,971

		1,301,628

	Electronic Components & Equipment—0.2%
4,730	Energizer Holdings, Inc.*	353,709

	Electronics—0.3%
20,600	Agilent Technologies, Inc.*	716,880

	Engineering/Construction—0.2%
6,200	Fluor Corp.(a)	298,778

	Entertainment & Leisure—0.8%
16,490	Hasbro, Inc.	762,662
19,700	Las Vegas Sands Corp.*(a)	903,836

		1,666,498

	Environmental Services—0.2%
5,760	Stericycle, Inc.*	413,222

	Financial—Bank & Trust—1.3%
21,710	Charles Schwab Corp. (The)(a)	334,334
88,041	Wells Fargo & Co.	2,296,109

		2,630,443

	Financial Services—2.3%
25,150	Goldman Sachs Group, Inc. (The)	4,047,893
8,080	JPMorgan Chase & Co.	304,050
7,060	Visa, Inc. (Class A Stock)	551,880

		4,903,823

	Food—0.2%
9,830	Whole Foods Market, Inc.*	390,743

	Food Products—0.2%
14,320	Kraft Foods, Inc. (Class A Stock)	462,106

	Healthcare-Products—1.2%
18,160	Baxter International, Inc.	924,344
12,500	Covidien PLC (Ireland)	498,375
4,350	Henry Schein, Inc.*(a)	244,253
15,430	Hospira, Inc.*	917,776

		2,584,748

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	43

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Hotels, Restaurants & Leisure—3.9%
11,000	Marriott International, Inc. (Class A Stock)	$407,550
76,203	McDonald’s Corp.	5,926,307
18,027	Wynn Resorts Ltd.	1,931,954

		8,265,811

	Internet—2.5%
48,090	Baidu, Inc., ADR (Cayman Islands)*	5,290,381

	Internet Software & Services—6.1%
4,500	Google, Inc. (Class A Stock)*	2,758,455
221,159	Oracle Corp.	6,502,075
6,752	priceline.com, Inc.*	2,544,221
30,540	VeriSign, Inc.*	1,061,265

		12,866,016

	Leisure—0.8%
19,030	Carnival Corp., Inc. (Panama)	821,525
20,410	Royal Caribbean Cruises Ltd. (Liberia)*(a)	807,011

		1,628,536

	Machinery & Equipment—0.7%
15,860	Cummins, Inc.	1,397,266

	Machinery—Construction & Mining—0.3%
8,310	Bucyrus International, Inc.	566,410

	Media—1.8%
69,397	DIRECTV (Class A Stock)*(a)	3,015,994
22,330	Walt Disney Co. (The)(a)	806,336

		3,822,330

	Medical Supplies & Equipment—0.2%
8,290	St. Jude Medical, Inc.*	317,507

	Metals & Mining—2.9%
53,124	BHP Billiton PLC, ADR (United Kingdom)(a)	3,761,179
17,344	Precision Castparts Corp.(a)	2,368,844

		6,130,023

	Mining—0.4%
9,400	Freeport-McMoRan Copper & Gold, Inc.	889,992

	Miscellaneous Manufacturers—3.2%
118,983	Danaher Corp.	5,159,103
12,891	Eaton Corp.	1,145,107
8,760	Honeywell International, Inc.	412,684

		6,716,894

See Notes to Financial Statements.

44	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Oil & Gas Services—0.5%
5,800	Cameron International Corp.*	$253,750
10,030	Occidental Petroleum Corp.	788,659

		1,042,409

	Oil, Gas & Consumable Fuels—4.9%
54,711	Anadarko Petroleum Corp.	3,368,556
4,810	Apache Corp.	485,906
33,489	EOG Resources, Inc.	3,205,567
13,290	Halliburton Co.	423,420
2,600	Noble Energy, Inc.(a)	211,848
34,790	Schlumberger Ltd. (Netherlands)	2,431,473
6,100	Southwestern Energy Co.*	206,424

		10,333,194

	Pharmaceuticals—2.8%
21,390	Abbott Laboratories	1,097,735
2,930	Alexion Pharmaceuticals, Inc.*	200,119
10,710	Allergan, Inc.	775,511
2,100	Express Scripts, Inc.*	101,892
24,101	Mead Johnson Nutrition Co.	1,417,621
56,309	Merck & Co, Inc.	2,042,890
5,690	Teva Pharmaceutical Industries Ltd., ADR (Israel)	295,311

		5,931,079

	Retail—0.9%
9,590	Best Buy Co., Inc.	412,178
9,140	Costco Wholesale Corp.	573,718
6,900	Petsmart, Inc.	258,267
11,380	Phillips-Van Heusen Corp.	698,049

		1,942,212

	Retail & Merchandising—5.2%
11,370	Abercrombie & Fitch Co. (Class A Stock)	487,318
1,410	Colgate-Palmolive Co.	108,739
20,180	Kohl’s Corp.*	1,033,216
36,167	Nordstrom, Inc.	1,392,791
11,660	Target Corp.	605,621
34,817	Tiffany & Co.(a)	1,845,301
43,682	TJX Cos., Inc. (The)	2,004,567
23,710	Walgreen Co.	803,295
54,659	Yum! Brands, Inc.	2,708,900

		10,989,748

	Semiconductors—1.2%
63,004	Broadcom Corp. (Class A Stock)(a)	2,566,783

	Software—2.6%
32,700	Autodesk, Inc.*	1,183,086
5,240	Cerner Corp.*(a)	460,229

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	45

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Software (continued)
30,360	Intuit, Inc.*	$1,457,280
26,940	MSCI, Inc. (Class A Stock)*	965,799
31,720	Nuance Communications, Inc.*	498,321
8,090	Red Hat, Inc.*	341,883
15,690	VeriFone Systems, Inc.*	530,793

		5,437,391

	Specialty Retail—0.7%
33,730	Limited Brands, Inc.	991,325
19,520	Staples, Inc.	399,574

		1,390,899

	Telecommunications—5.2%
54,935	American Tower Corp. (Class A Stock)*	2,835,195
238,814	Cisco Systems, Inc.*	5,452,124
16,515	Crown Castle International Corp.*	712,127
18,900	NII Holdings, Inc.*	790,209
25,360	QUALCOMM, Inc.	1,144,497

		10,934,152

	Textiles, Apparel & Luxury Goods—2.3%
59,452	NIKE, Inc. (Class B Stock)(a)	4,841,771

	Tobacco—0.7%
26,390	Philip Morris International, Inc.	1,543,815

	Transportation—3.6%
16,925	FedEx Corp.	1,484,661
62,870	Union Pacific Corp.	5,512,441
8,340	United Parcel Service, Inc. (Class B Stock)	561,616

		7,558,718

	TOTAL COMMON STOCKS (cost $156,331,597)	206,181,399

	PREFERRED STOCK—0.5%

	Financial—Bank & Trust
35,375	Wells Fargo & Co., Series J, 8.00%(a) (cost $806,499)	955,479

	TOTAL LONG-TERM INVESTMENTS (cost $157,138,096)	207,136,878

See Notes to Financial Statements.

46	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	SHORT-TERM INVESTMENT—14.5%

	AFFILIATED MONEY MARKET MUTUAL FUND
30,596,005	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $30,596,005; includes $27,330,799 of cash collateral for securities on loan)(b)(w)	$30,596,005

	TOTAL INVESTMENTS—113.1% (cost $187,734,101; Note 5)	237,732,883
	Liabilities in excess of other assets—(13.1)%	(27,507,053)

	NET ASSETS—100%	$210,225,830

The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

PRFC—Preference	Shares
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $26,671,051; cash collateral of $27,330,799 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc., and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2010 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$206,181,399	$—	$—
Preferred Stock	955,479	—	—
Affiliated Money Market Mutual Fund	30,596,005	—	—

Total	$237,732,883	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (13.0% represents investments purchased from securities on loan)	14.5%
Computer Hardware	7.4
Internet Software & Services	6.1
Chemicals	5.9
Retail & Merchandising	5.2
Telecommunications	5.2

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	47

Large Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2010

Industry (cont’d.)
Computer Services & Software	5.0%
Oil, Gas & Consumable Fuels	4.9
Commercial Banks	4.2
Hotels, Restaurants & Leisure	3.9
Transportation	3.6
Miscellaneous Manufacturers	3.2
Aerospace & Defense	3.0
Metals & Mining	2.9
Pharmaceuticals	2.8
Software	2.6
Internet	2.5
Financial Services	2.3
Textiles, Apparel & Luxury Goods	2.3
Agriculture/Heavy Equipment	2.3
Media	1.8
Financial—Bank & Trust	1.8
Beverages	1.6
Healthcare-Products	1.2
Semiconductors	1.2
Diversified Financial Services	1.2
Biotechnology	1.2
Retail	0.9
Computers & Peripherals	0.8
Entertainment & Leisure	0.8
Leisure	0.8
Tobacco	0.7
Auto Parts And Equipment	0.7
Machinery & Equipment	0.7
Specialty Retail	0.7
Electronic Components	0.6
Consumer Finance	0.6
Cosmetics & Toiletries	0.6
Business Services	0.5
Broadcasting	0.5
Oil & Gas Services	0.5
Diversified	0.5
Mining	0.4
Electronics	0.3
Commercial Services	0.3
Machinery—Construction & Mining	0.3
Food Products	0.2
Consumer Products & Services	0.2
Environmental Services	0.2
Food	0.2
Electric	0.2
Communication Equipment	0.2
Electronic Components & Equipment	0.2

See Notes to Financial Statements.

48	THE TARGET PORTFOLIO TRUST

Industry (cont’d.)
Medical Supplies & Equipment	0.2%
Engineering/Construction	0.2
Agriculture	0.1
Clothing & Apparel	0.1
Automobile Manufacturers	0.1

113.1
Liabilities in excess of other assets	(13.1)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	49

Large Capitalization Value Portfolio	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—98.5%

	COMMON STOCKS

	Aerospace & Defense—4.0%
9,181	Boeing Co. (The)	$648,546
18,300	Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)	527,955
20,035	General Dynamics Corp.	1,364,784
24,300	Lockheed Martin Corp.	1,732,347
39,900	Northrop Grumman Corp.	2,522,079
18,551	United Technologies Corp.	1,387,058

		8,182,769

	Air Freight & Logistics—0.2%
5,000	FedEx Corp.	438,600

	Auto Components—0.3%
20,200	Johnson Controls, Inc.	709,424

	Automobile—0.4%
23,700	Harley-Davidson, Inc.	727,116

	Banks—0.3%
12,390	Northern Trust Corp.	614,916

	Beverages—0.8%
10,700	Molson Coors Brewing Co. (Class B Stock)	505,361
17,036	PepsiCo, Inc.	1,112,451

		1,617,812

	Biotechnology—0.7%
26,291	Amgen, Inc.*	1,503,582

	Business Services—0.5%
4,285	MasterCard, Inc. (Class A Stock)	1,028,657

	Capital Markets—1.8%
16,691	Goldman Sachs Group, Inc. (The)	2,686,416
21,300	Morgan Stanley	529,731
12,500	State Street Corp.	522,000

		3,738,147

	Chemicals—1.6%
8,037	Air Products & Chemicals, Inc.	682,904
31,200	Celanese Corp. (Class A Stock)	1,112,280
18,400	PPG Industries, Inc.	1,411,280

		3,206,464

See Notes to Financial Statements.

50	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Commercial Banks—6.4%
82,777	Fifth Third Bancorp	$1,039,679
125,404	KeyCorp	1,027,059
68,233	PNC Financial Services Group, Inc.	3,677,759
60,400	Regions Financial Corp.	380,520
64,884	U.S. Bancorp	1,568,895
213,618	Wells Fargo & Co.	5,571,157

		13,265,069

	Commercial Services—0.4%
21,857	Waste Management, Inc.	780,732

	Computer Services & Software—0.3%
13,690	Accenture PLC (Class A Stock) (Ireland)	612,080

	Computers & Peripherals—1.6%
79,328	Hewlett-Packard Co.	3,336,536

	Consumer Finance—0.4%
23,800	Capital One Financial Corp.	887,026

	Diversified Financial Services—5.7%
25,139	American Express Co.	1,042,263
302,016	Bank of America Corp.	3,455,063
384,638	Citigroup, Inc.*	1,603,941
150,656	JPMorgan Chase & Co.	5,669,185

		11,770,452

	Diversified Telecommunication Services—2.9%
91,815	AT&T, Inc.	2,616,728
25,000	CenturyLink, Inc.(a)	1,034,500
69,920	Verizon Communications, Inc.	2,270,302

		5,921,530

	Electric Utilities—5.0%
70,530	American Electric Power Co., Inc.	2,640,643
69,400	Edison International	2,560,860
48,800	Exelon Corp.	1,992,016
14,100	NextEra Energy, Inc.	776,064
24,988	PG&E Corp.	1,194,926
35,785	Public Service Enterprise Group, Inc.	1,157,645

		10,322,154

	Electrical Equipment—0.3%
11,200	Emerson Electric Co.	614,880

	Electronic Components & Equipment—0.3%
12,086	Thermo Fisher Scientific, Inc.*	621,462

	Electronic Equipment & Instruments—0.5%
33,925	Tyco Electronics Ltd. (Switzerland)	1,074,744

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	51

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Energy Equipment & Services—1.1%
16,200	Diamond Offshore Drilling, Inc.	$1,071,792
23,194	Sempra Energy	1,240,415

		2,312,207

	Food & Staples Retailing—3.7%
86,424	CVS Caremark Corp.	2,603,091
80,200	Safeway, Inc.	1,836,580
58,534	Wal-Mart Stores, Inc.	3,170,787

		7,610,458

	Food Products—2.4%
42,000	ConAgra Foods, Inc.	944,580
18,359	Kellogg Co.(a)	922,723
27,555	Kraft Foods, Inc. (Class A Stock)	889,200
40,293	Nestle SA, ADR (Switzerland)(a)	2,210,071

		4,966,574

	Healthcare Equipment & Supplies—0.2%
12,000	Medtronic, Inc.	422,520

	Healthcare Products—0.5%
24,719	Covidien PLC (Ireland)	985,547

	Healthcare Providers & Services—1.2%
31,000	Cardinal Health, Inc.	1,075,390
18,900	CIGNA Corp.	665,091
21,331	UnitedHealth Group, Inc.	768,983

		2,509,464

	Hotels, Restaurants & Leisure—1.7%
20,515	Carnival Corp. (Panama)	885,632
34,441	McDonald’s Corp.	2,678,477

		3,564,109

	Household Durables—0.1%
4,800	Fortune Brands, Inc.(a)	259,440

	Household Products—1.1%
35,186	Kimberly-Clark Corp.	2,228,681

	Industrial Conglomerates—1.9%
7,000	3M Co.	589,540
115,616	General Electric Co.	1,852,168
38,098	Tyco International Ltd. (Switzerland)	1,458,392

		3,900,100

See Notes to Financial Statements.

52	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Insurance—7.0%
35,544	AFLAC, Inc.	$1,986,554
75,400	Allstate Corp. (The)	2,298,946
67,500	Genworth Financial, Inc. (Class A Stock)*	765,450
62,572	Lincoln National Corp.	1,531,763
14,900	Loews Corp.	588,252
21,400	Marsh & McLennan Cos., Inc.	534,572
87,033	MetLife, Inc.	3,510,041
35,702	Travelers Cos., Inc. (The)	1,970,750
11,000	Unum Group	246,620
47,200	XL Group PLC (Ireland)	998,280

		14,431,228

	IT Services—1.8%
26,495	International Business Machines Corp.	3,804,682

	Machinery—1.4%
9,103	Caterpillar, Inc.	715,496
4,300	Cummins, Inc.	378,830
35,587	PACCAR, Inc.(a)	1,824,189

		2,918,515

	Media—2.4%
32,600	CBS Corp. (Class B Stock)	551,918
68,000	Comcast Corp. (Special Class A Stock)	1,314,440
12,925	Time Warner Cable, Inc.	747,970
47,000	Time Warner, Inc.	1,527,970
22,319	Walt Disney Co. (The)	805,939

		4,948,237

	Metals & Mining—2.9%
16,560	BHP Billiton Ltd., ADR (Australia)(a)	1,367,690
21,603	Freeport-McMoRan Copper & Gold, Inc.	2,045,372
34,766	Peabody Energy Corp.	1,839,122
16,701	United States Steel Corp.(a)	714,636

		5,966,820

	Multi-Utilities—0.3%
15,500	Dominion Resources, Inc.	673,630

	Multiline Retail—0.7%
44,100	J.C. Penney Co., Inc.(a)	1,375,038

	Office Electronics—0.6%
115,000	Xerox Corp.	1,345,500

	Oil, Gas & Consumable Fuels—11.1%
32,745	Apache Corp.	3,307,900
44,400	Chesapeake Energy Corp.	963,480
25,000	Chevron Corp.	2,065,250

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	53

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Oil, Gas & Consumable Fuels (continued)
100,837	ConocoPhillips	$5,989,718
29,992	Exxon Mobil Corp.	1,993,568
30,539	Hess Corp.	1,924,873
45,600	Marathon Oil Corp.	1,621,992
28,643	Occidental Petroleum Corp.	2,252,199
34,800	Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	2,238,336
28,600	Valero Energy Corp.	513,370

		22,870,686

	Pharmaceuticals—9.0%
50,130	Abbott Laboratories	2,572,672
68,500	Eli Lilly & Co.	2,411,200
73,856	Johnson & Johnson	4,702,411
101,326	Merck & Co., Inc.	3,676,107
300,970	Pfizer, Inc.	5,236,878

		18,599,268

	Railroads—0.9%
20,118	Union Pacific Corp.	1,763,946

	Real Estate Investment Trusts—2.2%
80,000	Annaly Capital Management, Inc.(a)	1,416,800
9,363	AvalonBay Communities, Inc.	995,381
7,813	Boston Properties, Inc.	673,402
5,000	Simon Property Group, Inc.	480,100
10,939	Vornado Realty Trust(a)	955,959

		4,521,642

	Retail & Merchandising—1.5%
21,743	Best Buy Co., Inc.	934,514
19,608	Target Corp.	1,018,440
26,992	TJX Cos., Inc. (The)	1,238,663

		3,191,617

	Semiconductors & Semiconductor Equipment—0.5%
54,054	Intel Corp.	1,084,864

	Software—3.1%
99,858	CA, Inc.	2,317,704
125,657	Microsoft Corp.	3,347,502
21,682	Oracle Corp.	637,451

		6,302,657

	Specialty Retail—1.7%
86,400	Gap, Inc. (The)	1,642,464
27,611	Home Depot, Inc. (The)	852,628

See Notes to Financial Statements.

54	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Specialty Retail (continued)
9,600	Limited Brands, Inc.	$282,144
31,921	Staples, Inc.	653,423

		3,430,659

	Telecommunications—1.1%
21,274	Cisco Systems, Inc.*	485,686
48,159	Ericsson, L.M. Telefonaktiebolaget, ADR (Sweden)(a)	529,267
33,312	Rogers Communications, Inc. (Class B Stock) (Canada)	1,214,222

		2,229,175

	Textiles, Apparel & Luxury Goods—0.1%
11,800	Jones Group, Inc. (The)	170,628

	Tobacco—1.1%
45,000	Altria Group, Inc.	1,143,900
18,300	Philip Morris International, Inc.	1,070,550

		2,214,450

	Wireless Telecommunication Services—0.8%
58,100	Vodafone Group PLC, ADR (United Kingdom)(a)	1,598,331

	TOTAL LONG-TERM INVESTMENTS (cost $170,619,100)	203,174,825

	SHORT-TERM INVESTMENT—6.6%

	AFFILIATED MONEY MARKET MUTUAL FUND
13,675,075	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund; Note 3 (cost $13,675,075; includes $10,485,082 of cash collateral for securities on loan)(b)(w)	13,675,075

	TOTAL INVESTMENTS—105.1% (cost $184,294,175; Note 5)	216,849,900
	Liabilities in excess of other assets—(5.1%)	(10,445,514)

	NET ASSETS—100%	$206,404,386

The following abbreviation is used in the Portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,254,101; cash collateral of $10,485,082 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	55

Large Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc., and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2010 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$203,174,825	$—	$—
Affiliated Money Market Mutual Fund	13,675,075	—	—

Total	$216,849,900	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2010 were as follows:

Oil, Gas & Consumable Fuels	11.1%
Pharmaceuticals	9.0
Insurance	7.0
Affiliated Money Market Mutual Fund (5.1% represents investments purchased from securities on loan)	6.6
Commercial Banks	6.4
Diversified Financial Services	5.7
Electric Utilities	5.0
Aerospace & Defense	4.0
Food & Staples Retailing	3.7
Software	3.1
Metals & Mining	2.9
Diversified Telecommunication Services	2.9
Food Products	2.4
Media	2.4
Real Estate Investment Trusts	2.2
Industrial Conglomerates	1.9
IT Services	1.8
Capital Markets	1.8
Hotels, Restaurants & Leisure	1.7
Specialty Retail	1.7
Computers & Peripherals	1.6
Chemicals	1.6
Retail & Merchandising	1.5
Machinery	1.4
Healthcare Providers & Services	1.2
Energy Equipment & Services	1.1
Telecommunications	1.1
Household Products	1.1
Tobacco	1.1

See Notes to Financial Statements.

56	THE TARGET PORTFOLIO TRUST

Industry (cont’d.)
Railroads	0.9%
Beverages	0.8
Wireless Telecommunication Services	0.8
Biotechnology	0.7
Multiline Retail	0.7
Office Electronics	0.6
Semiconductors & Semiconductor Equipment	0.5
Electronic Equipment & Instruments	0.5
Business Services	0.5
Healthcare Products	0.5
Consumer Finance	0.4
Commercial Services	0.4
Automobile	0.4
Auto Components	0.3
Multi-Utilities	0.3
Electronic Components & Equipment	0.3
Banks	0.3
Electrical Equipment	0.3
Computer Services & Software	0.3
Air Freight & Logistics	0.2
Healthcare Equipment & Supplies	0.2
Household Durables	0.1
Textiles, Apparel & Luxury Goods	0.1

105.1
Liabilities in excess of other assets	(5.1)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	57

Small Capitalization Growth Portfolio	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—98.6%

	COMMON STOCKS

	Aerospace/Defense—0.6%
7,147	Triumph Group, Inc.	$597,418

	Airlines—0.9%
6,408	Copa Holdings, SA (Panama)	325,078
75,879	JetBlue Airways Corp.*	529,635

		854,713

	Apparel—0.8%
17,245	G-III Apparel Group Ltd.*	455,268
11,760	Oxford Industries, Inc.	270,833

		726,101

	Automotive Parts—3.8%
69,059	American Axle & Manufacturing Holdings, Inc.*(a)	636,724
44,717	ArvinMeritor, Inc.*(a)	741,408
27,490	Modine Manufacturing Co.*	371,665
14,685	Monro Muffler Brake, Inc.(a)	701,062
23,106	WABCO Holdings, Inc.*	1,072,580

		3,523,439

	Biotechnology—1.6%
17,625	Emergent Biosolutions, Inc.*	318,484
21,499	Martek Biosciences Corp.*(a)	471,903
12,814	Regeneron Pharmaceuticals, Inc.*	334,189
19,872	Seattle Genetics, Inc.*(a)	325,702

		1,450,278

	Building Materials—0.5%
14,839	Texas Industries, Inc.	507,049

	Chemicals—3.8%
6,840	Balchem Corp.	209,030
93,231	Huntsman Corp.	1,291,249
22,600	Intrepid Potash, Inc.*(a)	775,858
6,195	NewMarket Corp.	734,232
25,980	Olin Corp.	519,340

		3,529,709

	Commercial Banks—0.3%
6,850	UMB Financial Corp.	253,861

	Commercial Services—7.2%
14,786	FTI Consulting, Inc.*(a)	524,312
42,915	Geo Group, Inc. (The)*	1,100,770
9,114	HMS Holdings Corp.*	547,842

See Notes to Financial Statements.

58	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Commercial Services (continued)
33,980	Korn Ferry International*	$599,067
18,419	Monster Worldwide, Inc.*(a)	332,647
21,808	PAREXEL International Corp.*	468,872
19,341	Sotheby’s(a)	847,909
23,663	SuccessFactors, Inc.*(a)	641,741
36,305	United Rentals, Inc.*(a)	682,171
23,570	Waste Connections, Inc.	960,242

		6,705,573

	Computer Hardware—0.8%
37,070	Radiant Systems, Inc.*	723,236

	Computer Networking—0.7%
20,460	Netgear, Inc.*	630,373

	Computer Services & Software—3.4%
21,173	ANSYS, Inc.*	958,078
18,170	iGate Corp.	371,395
20,283	Riverbed Technology, Inc.*(a)	1,167,084
87,105	SMART Modular Technologies (WWH), Inc. (Cayman Islands)*	643,706

		3,140,263

	Consumer Finance—0.9%
22,880	EZCORP, Inc. (Class A Stock)*	491,463
12,619	First Cash Financial Services, Inc.*	366,834

		858,297

	Diversified Financial Services—1.2%
23,196	Duff & Phelps Corp. (Class A Stock)	323,352
20,112	optionsXpress Holdings, Inc.*	321,189
6,630	Portfolio Recovery Associates, Inc.*	444,541

		1,089,082

	Diversified Machinery—0.9%
15,915	Applied Industrial Technologies, Inc.	483,975
13,090	Cognex Corp.	349,503

		833,478

	Electronic Components—6.6%
34,608	Coherent, Inc.*(a)	1,452,152
18,705	EnerSys*	493,064
25,766	Gentex Corp.	514,805
27,485	Imax Corp. (Canada)*(a)	595,050
36,500	Mindspeed Technologies, Inc.*(a)	269,370
15,700	OSI Systems, Inc.*	565,200
15,364	OYO Geospace Corp.*	931,212
17,000	Plexus Corp.*	515,950
35,743	Universal Electronics, Inc.*	752,747

		6,089,550

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	59

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Electronic Components & Equipment—1.9%
5,345	American Science & Engineering, Inc.	$440,161
26,555	Fushi Copperweld, Inc.*	246,961
64,004	GrafTech International Ltd.*	1,054,146

		1,741,268

	Energy—Alternate Sources—0.6%
46,615	LDK Solar Co. Ltd., ADR (China)*(a)	530,013

	Energy—Energy Resources—0.5%
18,090	Trina Solar Ltd., ADR (Cayman Islands)*	484,088

	Engineering/Construction—0.5%
21,725	Insituform Technologies, Inc. (Class A Stock)*	469,260

	Entertainment & Leisure—2.5%
25,561	Bally Technologies, Inc.*	922,241
42,695	Pinnacle Entertainment, Inc.*	546,496
90,041	Shuffle Master, Inc.*	847,286

		2,316,023

	Environmental Services—0.5%
30,593	Calgon Carbon Corp.*(a)	459,201

	Food—1.2%
68,069	Dean Foods Co.*	707,918
20,080	Lance, Inc.	456,619

		1,164,537

	Hand/Machine Tools—0.9%
14,252	Regal-Beloit Corp.	822,483

	Healthcare Services—4.2%
35,335	Align Technology, Inc.*	601,755
6,882	Almost Family, Inc.*	237,635
23,033	Centene Corp.*	514,097
8,085	Emergency Medical Services Corp. (Class A Stock)*	439,662
16,684	Genoptix, Inc.*	283,962
15,675	Gentiva Health Services, Inc.*	364,914
23,160	Hanger Orthopedic Group, Inc.*	433,555
22,959	ICON PLC, ADR (Ireland)*	444,257
19,415	IPC The Hospitalist Co.*	621,862

		3,941,699

	Home Furnishings—1.1%
25,013	DTS, Inc.*(a)	995,517

See Notes to Financial Statements.

60	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Hotels & Motels—0.3%
6,931	Choice Hotels International, Inc.	$263,586
1,853	Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)*	23,459

		287,045

	Insurance—0.8%
9,110	CNinsure, Inc. (Cayman Islands)(a)	234,127
15,340	Employers Holdings, Inc.	248,355
35,054	MGIC Investment Corp.*	309,176

		791,658

	Internet Services—3.3%
96,685	Art Technology Group, Inc.*	405,110
9,290	AsiaInfo-Linkage, Inc.*(a)	206,424
46,730	Sapient Corp.	614,967
69,949	TIBCO Software, Inc.*	1,344,420
33,260	ValueClick, Inc.*	457,657

		3,028,578

	Machinery & Equipment—0.7%
20,685	Briggs & Stratton Corp.	364,056
8,145	Tennant Co.	273,265

		637,321

	Manufacturing—1.3%
7,370	AZZ, Inc.	273,722
22,150	Polypore International, Inc.*	736,930
13,005	Trimas Corp.*	205,869

		1,216,521

	Medical Supplies & Equipment—4.4%
62,647	American Medical Systems Holdings, Inc.*(a)	1,265,469
36,391	Bruker Corp.*	545,501
21,215	Cutera, Inc.*	153,385
7,847	Quality Systems, Inc.(a)	504,248
15,587	Sirona Dental Systems, Inc.*	586,851
27,805	Thoratec Corp.*	907,555
11,256	Vital Images, Inc.*	149,705

		4,112,714

	Metals & Mining—1.8%
15,090	Brush Engineered Materials, Inc.*	500,234
8,325	Ladish Co., Inc.*	266,317
21,228	Northwest Pipe Co.*	399,511
25,293	Titanium Metals Corp.*	497,260

		1,663,322

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	61

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Oil & Gas Services—1.7%
14,189	Brigham Exploration Co.*	$299,246
5,995	CARBO Ceramics, Inc.	502,201
34,813	Oasis Petroleum, Inc.*(a)	740,473

		1,541,920

	Oil, Gas & Consumable Fuels—1.7%
31,710	Lufkin Industries, Inc.	1,549,033

	Pharmaceuticals—3.1%
22,236	BioMarin Pharmaceutical, Inc.*(a)	581,694
16,690	Catalyst Health Solutions, Inc.*	631,716
9,048	Herbalife Ltd. (Cayman Islands)	577,805
26,340	Impax Laboratories, Inc.*	496,246
8,150	Neogen Corp.*	272,373
7,818	Salix Pharmaceuticals Ltd.*(a)	295,755

		2,855,589

	Real Estate Investment Trusts—1.9%
53,480	Ashford Hospitality Trust, Inc.*	542,822
31,523	DuPont Fabros Technology, Inc.(a)	791,227
31,261	Redwood Trust, Inc.	443,281

		1,777,330

	Restaurants—2.8%
35,952	BJ’s Restaurants, Inc.*(a)	1,191,809
16,500	Buffalo Wild Wings, Inc.*	775,995
40,110	Texas Roadhouse, Inc.*(a)	616,089

		2,583,893

	Retail—6.5%
27,385	Cash America International, Inc.	964,774
66,054	Chico’s FAS, Inc.	642,045
45,484	Genesco, Inc.*	1,490,056
13,330	Group 1 Automotive, Inc.*(a)	470,016
11,380	Jo-Ann Stores, Inc.*	492,185
24,945	Lithia Motors, Inc. (Class A Stock)	271,900
68,515	Pier 1 Imports, Inc.*(a)	594,710
38,705	Vitamin Shoppe, Inc.*	1,076,386

		6,002,072

	Retail & Merchandising—3.1%
30,945	99 Cents Only Stores*	477,172
8,496	America’s Car-Mart, Inc.*	226,588
28,050	Finish Line, Inc. (The)(Class A Stock)	429,165

See Notes to Financial Statements.

62	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Retail & Merchandising (continued)
12,590	Hibbett Sports, Inc.*	$339,300
33,982	Steven Madden Ltd.*	1,437,439

		2,909,664

	Semiconductors—9.0%
16,060	Amtech Systems, Inc.*	268,844
33,785	Cirrus Logic, Inc.*(a)	434,137
22,377	Diodes, Inc.*	491,847
105,010	Entegris, Inc.*	627,960
50,110	Integrated Silicon Solution, Inc.*	376,326
74,115	Kulicke & Soffa Industries, Inc.*	460,995
34,025	Nanometrics, Inc.*	458,317
18,739	Netlogic Microsystems, Inc.*	563,294
29,540	Rovi Corp.*(a)	1,496,201
18,243	Rubicon Technology, Inc.*(a)	421,778
20,820	Spreadtrum Communications, Inc., ADR (China)*(a)	296,685
12,525	Standard Microsystems Corp.*	302,354
39,303	Teradyne, Inc.*	441,766
17,245	Varian Semiconductor Equipment Associates, Inc.*(a)	563,394
26,617	Veeco Instruments, Inc.*(a)	1,113,921

		8,317,819

	Software—3.4%
41,187	Allscripts Healthcare Solutions, Inc.*	786,260
32,304	Informatica Corp.*(a)	1,314,450
28,119	MedAssets, Inc.*(a)	521,326
14,657	Progress Software Corp.*	547,732

		3,169,768

	Telecommunications—2.8%
32,567	EMS Technologies, Inc.*	580,995
28,550	Finisar Corp.*(a)	485,636
30,730	Harmonic, Inc.*	214,495
11,934	NICE Systems Ltd., ADR (Israel)*	399,670
37,170	Oclaro, Inc.*(a)	312,600
17,375	Plantronics, Inc.(a)	623,415

		2,616,811

	Transportation—1.3%
9,309	Atlas Air Worldwide Holdings, Inc.*	486,488
19,678	Landstar System, Inc.	740,287

		1,226,775

	Trucking/Shipping—0.8%
25,855	Greenbrier Cos., Inc.*	470,561
57,585	Pacer International, Inc.*	320,748

		791,309

	TOTAL LONG-TERM INVESTMENTS (cost $72,294,927)	91,515,651

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	63

Small Capitalization Growth Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	SHORT-TERM INVESTMENT—24.9%

	AFFILIATED MONEY MARKET MUTUAL FUND
23,072,739	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $23,072,739; includes $21,881,696 of cash collateral for securities on loan)(b)(w)	$23,072,739

	TOTAL INVESTMENTS—123.5% (cost $95,367,666; Note 5)	114,588,390
	Liabilities in excess of other assets—(23.5)%	(21,786,221)

	NET ASSETS—100%	$92,802,169

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $21,490,697; cash collateral of $21,881,696 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc., and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2010 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$91,515,651	$—	$—
Affiliated Money Market Mutual Fund	23,072,739	—	—

Total	$114,588,390	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (23.6% represents investments purchased with collateral from securities on loan)	24.9%
Semiconductors	9.0
Commercial Services	7.2
Electronic Components	6.6
Retail	6.5
Medical Supplies & Equipment	4.4

See Notes to Financial Statements.

64	THE TARGET PORTFOLIO TRUST

Industry (cont’d.)
Healthcare Services	4.2%
Chemicals	3.8
Automotive Parts	3.8
Software	3.4
Computer Services & Software	3.4
Internet Services	3.3
Retail & Merchandising	3.1
Pharmaceuticals	3.1
Telecommunications	2.8
Restaurants	2.8
Entertainment & Leisure	2.5
Real Estate Investment Trusts	1.9
Electronic Components & Equipment	1.9
Metals & Mining	1.8
Oil, Gas & Consumable Fuels	1.7
Oil & Gas Services	1.7
Biotechnology	1.6
Transportation	1.3
Manufacturing	1.3
Food	1.2
Diversified Financial Services	1.2
Home Furnishings	1.1
Consumer Finance	0.9
Airlines	0.9
Diversified Machinery	0.9
Hand/Machine Tools	0.9
Insurance	0.8
Trucking/Shipping	0.8
Apparel	0.8
Computer Hardware	0.8
Machinery & Equipment	0.7
Computer Networking	0.7
Aerospace/Defense	0.6
Energy—Alternate Sources	0.6
Building Materials	0.5
Energy—Energy Resources	0.5
Engineering/Construction	0.5
Environmental Services	0.5
Hotels & Motels	0.3
Commercial Banks	0.3

123.5
Liabilities in excess of other assets	(23.5)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	65

Small Capitalization Value Portfolio	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—95.3%

	COMMON STOCKS—95.3%

	Aerospace/Defense—3.1%
123,800	AAR Corp.*	$2,728,552
43,155	BE Aerospace, Inc.*	1,586,378
91,100	Curtiss-Wright Corp.	2,813,168
3,700	Ducommun, Inc.	79,439
48,600	Elbit Systems Ltd. (Israel)(a)	2,630,718
4,200	Esterline Technologies Corp.*	253,848
310,175	Hexcel Corp.*	5,511,810
3,200	LMI Aerospace, Inc.*	52,256
94,275	Moog, Inc. (Class A Stock)*	3,544,740
105,472	Teledyne Technologies, Inc.*	4,384,471
14,050	TransDigm Group, Inc.(a)	931,093
22,928	Triumph Group, Inc.	1,916,552

		26,433,025

	Airlines—0.5%
5,300	AirTran Holdings, Inc.*(a)	39,220
4,500	Alaska Air Group, Inc.*	237,600
22,200	JetBlue Airways Corp.*(a)	154,956
25,700	Republic Airways Holdings, Inc.*(a)	238,753
188,000	SkyWest, Inc.	2,850,080
2,200	United Continental Holdings, Inc.*(a)	63,888
36,100	US Airways Group, Inc.*(a)	425,619

		4,010,116

	Apparel
4,000	Carter’s, Inc.*	99,600

	Auto Related—0.1%
59,240	Cooper Tire & Rubber Co.	1,161,696

	Automobile Manufacturers
2,600	Tesla Motors, Inc.*(a)	56,784

	Automotive Parts—0.3%
2,700	Douglas Dynamics, Inc.	38,934
85,825	Tenneco, Inc.*(a)	2,799,611

		2,838,545

	Banks—2.2%
1,690	1st Source Corp.	29,862
2,200	Bank of the Ozarks, Inc.	83,622
1,200	Camden National Corp.	41,088
69,899	Cardinal Financial Corp.	698,291

See Notes to Financial Statements.

66	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Banks (continued)
9,000	Cathay General Bancorp	$122,400
1,200	Central Pacific Financial Corp.*(a)	1,824
3,500	Chemical Financial Corp.	70,980
7,100	City Holding Co.	225,070
4,200	Columbia Banking System, Inc.	76,482
3,900	Community Bank System, Inc.	91,143
6,700	Community Trust Bancorp, Inc.	182,977
5,100	Dime Community Bancshares	74,409
5,900	East West Bancorp, Inc.	104,017
3,400	Financial Institutions, Inc.	61,370
78,891	First Financial Bancorp	1,328,524
19,600	First Niagara Financial Group, Inc.	232,260
137,309	FirstMerit Corp.	2,358,969
38,719	Hancock Holding Co.	1,216,551
27,599	IBERIABANK Corp.	1,436,528
6,800	Independent Bank Corp.	159,732
3,600	Lakeland Financial Corp.	68,364
6,600	MainSource Financial Group, Inc.	54,582
3,800	Peoples Bancorp, Inc.	50,084
2,551	Republic Bancorp, Inc. (Class A Stock)	52,142
2,500	SCBT Financial Corp.	76,325
12,000	Sierra Bancorp	124,920
22,159	Signature Bank*	935,996
2,100	Simmons First National Corp. (Class A Stock)	57,099
4,375	Southside Bancshares, Inc.	82,294
4,900	Southwest Bancorp, Inc.	48,510
2,800	State Bancorp, Inc. NY	25,704
12,050	Sterling Bancshares, Inc.	64,950
68,999	TCF Financial Corp.	908,027
200	Trico Bancshares	3,118
131,783	Trustmark Corp.	2,911,086
116,600	United Bankshares, Inc.(a)	3,115,552
2,700	Washington Trust Bancorp, Inc.	54,243
4,800	WesBanco, Inc.	79,728
7,200	West Bancorp, Inc.*	47,304
126,767	Whitney Holding Corp.	1,049,631
2,700	WSFS Financial Corp.	105,408

		18,511,166

	Beverages—0.2%
65,300	Embotelladora Andina SA, ADR (Class B Stock) (Chile)(a)	1,911,984

	Biotechnology—0.1%
10,700	Ariad Pharmaceuticals, Inc.*	39,376
2,400	Celera Corp.*	13,680
3,900	Emergent Biosolutions, Inc.*	70,473
7,600	GenMark Diagnostics, Inc.*	37,240
68,400	Lexicon Pharmaceuticals, Inc.*	121,068
17,500	Martek Biosciences Corp.*	384,125

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	67

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Biotechnology (continued)
4,100	Pacific Biosciences of California, Inc.*	$68,880
7,600	Tengion, Inc.*	22,040
1,700	Transcept Pharmaceuticals, Inc.*	10,523

		767,405

	Building Materials
3,620	NCI Building Systems, Inc.*	35,874
1,100	Trex Co., Inc.*(a)	19,745

		55,619

	Building Products—0.3%
47,900	A.O. Smith Corp.	2,683,837
4,500	Quanex Building Products Corp.	81,090

		2,764,927

	Business Services—0.4%
2,600	ABM Industries, Inc.	58,630
27,200	Cabela’s, Inc.*	504,288
14,300	DHT Maritime, Inc. (Marshall Islands)	61,490
69,400	URS Corp.*	2,701,742

		3,326,150

	Capital Markets—2.3%
259,050	Apollo Investment Corp.	2,846,959
199,200	Ares Capital Corp.	3,334,608
170,355	Federated Investors, Inc. (Class B Stock)(a)	4,243,543
187,925	MF Global Holdings Ltd.*	1,471,453
223,275	Raymond James Financial, Inc.	6,300,820
44,550	Waddell & Reed Financial, Inc. (Class A Stock)	1,295,069

		19,492,452

	Chemicals—4.7%
3,800	A.Schulman, Inc.	82,460
8,900	Aceto Corp.	65,593
12,400	Cabot Corp.	421,848
14,868	Cytec Industries, Inc.	736,263
10,100	H.B. Fuller Co.	208,464
75,805	Huntsman Corp.	1,049,899
111,996	Innophos Holdings, Inc.(a)	4,112,493
52,000	International Flavors & Fragrances, Inc.	2,608,320
39,500	ION Geophysical Corp.*(a)	193,155
57,250	Kraton Performance Polymers, Inc.*	1,858,335
28,500	Lubrizol Corp. (The)	2,920,965
112,500	Methanex Corp. (Canada)	3,124,125

See Notes to Financial Statements.

68	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Chemicals (continued)
1,800	Minerals Technologies, Inc.	$105,606
2,800	Olin Corp.	55,972
46,233	OM Group, Inc.*	1,538,172
20,100	PolyOne Corp.*	259,692
4,700	Rockwood Holdings, Inc.*	159,424
137,900	RPM International, Inc.	2,855,909
150,325	Scotts Miracle-Gro Co. (The) (Class A Stock)	8,027,355
174,525	Sensient Technologies Corp.	5,638,903
11,900	Solutia, Inc.*	215,509
11,000	Spartech Corp.*	93,060
128,600	Valspar Corp. (The)	4,128,060

		40,459,582

	Clothing & Apparel—0.2%
45,823	G&K Services, Inc. (Class A Stock)	1,132,745
12,500	Iconix Brand Group, Inc.*	218,750
7,000	Maidenform Brands, Inc.*	187,320

		1,538,815

	Commercial Banks—1.8%
2,900	1st United Bancorp, Inc.*	17,458
1,000	American National Bankshares, Inc.	22,780
44,677	BancorpSouth, Inc.(a)	589,290
93,425	Bank of Hawaii Corp.	4,035,026
1,500	Citizens & Northern Corp.	21,945
43,400	Cullen / Frost Bankers, Inc.	2,275,896
3,000	Enterprise Financial Services Corp.	29,610
11,800	First Busey Corp.	54,752
2,400	First Financial Corp.	70,152
66,538	First Horizon National Corp.*	671,368
4,300	First Interstate Bancsystem, Inc.	55,728
1,200	German American Bancorp, Inc.	20,280
1,600	Hudson Valley Holding Corp.	31,280
1,300	Merchants Bancshares, Inc.	33,553
900	MidWestOne Financial Group, Inc.	13,239
163,614	National Penn Bancshares, Inc.	1,061,855
1,700	Orrstown Financial Services, Inc.	43,775
133,822	Prosperity Bancshares, Inc.	4,160,526
2,300	S.Y. Bancorp, Inc.	56,350
3,600	Sterling Bancorp	33,804
19,400	Susquehanna Bancshares, Inc.	153,260
3,600	Territorial Bancorp, Inc.	61,092
8,300	United Financial Bancorp, Inc.	112,382
83,841	Zions Bancorp(a)	1,732,155

		15,357,556

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	69

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Commercial Services—1.4%
29,975	Consolidated Graphics, Inc.*	$1,395,336
114,725	Corrections Corp. of America*(a)	2,944,991
2,600	Gartner, Inc.*	82,394
1,200	Green Dot Corp. (Class A Stock)*(a)	60,960
1,700	Mac-Gray Corp.	20,655
15,700	Metalico, Inc.*(a)	68,138
160,900	Pharmaceutical Product Development, Inc.	4,152,829
22,000	Stewart Enterprises, Inc. (Class A Stock)	122,320
62,952	TNS, Inc.*	1,204,901
51,637	Waste Connections, Inc.	2,103,692

		12,156,216

	Commercial Services & Supplies—1.2%
121,500	Brink’s Co. (The)	2,867,400
151,000	Ennis, Inc.	2,724,040
37,300	PHH Corp.*	718,771
72,381	School Specialty, Inc.*(a)	969,905
60,100	UniFirst Corp.	2,766,403

		10,046,519

	Communication Equipment
6,000	Tekelec*	78,120

	Computer Hardware
8,500	Aspen Technology, Inc.*	95,200
20,500	CIBER, Inc.*	75,235
5,300	Mercury Computer Systems, Inc.*	83,952
2,180	Radisys Corp.*	21,299

		275,686

	Computer Services & Software—1.9%
195,626	Brocade Communications Systems, Inc.*	1,236,356
110,000	Global Payments, Inc.	4,285,600
7,500	Imation Corp.*	73,050
27,407	JDA Software Group, Inc.*	693,397
1,300	Mantech International Corp. (Class A Stock)*	50,973
2,900	NetScout Systems, Inc.*	68,063
74,071	Parametric Technology Corp.*	1,590,304
3,400	Quest Software, Inc.*	88,978
1,900	RealD, Inc.*(a)	39,748
3,800	Semtech Corp.*	81,358
237,850	SRA International, Inc. (Class A Stock)*	4,759,379
7,300	SYNNEX Corp.*	211,992
51,105	Synopsys, Inc.*	1,307,266
60,500	Take-Two Interactive Software, Inc.*(a)	644,930

See Notes to Financial Statements.

70	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Computer Services & Software (continued)
1,500	Virtusa Corp.*	$21,390
80,349	Xyratex Ltd. (Bermuda)*	1,243,803

		16,396,587

	Computers & Peripherals—0.7%
129,557	Diebold, Inc.(a)	3,970,922
126,050	QLogic Corp.*	2,214,699

		6,185,621

	Construction
2,200	Brookfield Homes Corp.*(a)	18,348
21,400	Standard Pacific Corp.*(a)	77,682

		96,030

	Construction & Engineering—0.5%
23,100	EMCOR Group, Inc.*(a)	597,135
112,400	KBR, Inc.	2,854,960
77,575	MYR Group, Inc.*	1,209,394

		4,661,489

	Consumer Finance—0.6%
549,900	Advance America Cash Advance Centers, Inc.	2,744,001
76,200	First Cash Financial Services, Inc.*	2,215,134

		4,959,135

	Consumer Products & Services—1.2%
61,093	Central Garden & Pet Co.*	632,312
71,586	Central Garden & Pet Co. (Class A Stock)*	748,074
5,500	GP Strategies Corp.*	47,740
20,500	Helen of Troy Ltd. (Bermuda)*	525,825
1,393	Jarden Corp.	44,660
800	La-Z-Boy, Inc.*(a)	6,216
70,346	Snap-on, Inc.	3,587,646
87,700	Toro Co. (The)	4,977,852

		10,570,325

	Consumer Services—0.1%
18,600	Rent-A-Center, Inc.	467,604

	Containers & Packaging—1.6%
180,178	Packaging Corp of America(a)	4,401,749
200,550	Silgan Holdings, Inc.	6,768,562
77,100	Sonoco Products Co.	2,582,850

		13,753,161

	Distribution/Wholesale
4,400	Brightpoint, Inc.*	32,956
2,400	United Stationers, Inc.*	134,880

		167,836

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	71

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Diversified Consumer Services—0.3%
80,000	Weight Watchers International, Inc.	$2,679,200

	Diversified Financial Services
7,285	CompuCredit Holdings Corp.(a)	41,015
1,500	Marlin Business Services Corp.*	18,255
1,600	Oppenheimer Holdings, Inc. (Class A Stock)	40,720
4,400	Sanders Morris Harris Group, Inc.	25,520

		125,510

	Diversified Financials—0.4%
138,000	Jefferies Group, Inc.(a)	3,302,340
23,700	LaBranche & Co., Inc.*	77,025
10,600	Penson Worldwide, Inc.*(a)	54,590
180	Virtus Investment Partners, Inc.*	6,615

		3,440,570

	Drugs & Healthcare—0.3%
57,400	Covance, Inc.*(a)	2,697,226

	Electric—0.3%
136,263	Great Plains Energy, Inc.	2,593,085
3,200	MGE Energy, Inc.	129,760

		2,722,845

	Electric Utilities—1.7%
2,800	Central Vermont Public Service Corp.	56,616
186,525	Cleco Corp.	5,832,637
133,250	El Paso Electric Co.*	3,277,950
28,781	IDACORP, Inc.	1,059,141
3,300	UIL Holdings Corp.	95,568
14,100	UniSource Energy Corp.	494,487
137,950	Westar Energy, Inc.	3,490,135

		14,306,534

	Electrical Equipment—0.9%
6,200	Acuity Brands, Inc.(a)	310,434
163,920	Belden, Inc.	4,573,368
134,575	GrafTech International Ltd.*	2,216,450
5,600	Regal-Beloit Corp.	323,176

		7,423,428

	Electronic Components—1.0%
162,916	Digital River, Inc.*	6,070,250
4,700	FEI Co.*	102,272
108,951	Portland General Electric Co.	2,277,076

		8,449,598

See Notes to Financial Statements.

72	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Electronic Components & Equipment—0.1%
45,500	EnerSys*	$1,199,380

	Electronic Equipment, Instrument & Components—0.6%
178,800	AVX Corp.	2,563,992
167,600	Jabil Circuit, Inc.	2,570,984

		5,134,976

	Electronics—1.4%
4,550	Benchmark Electronics, Inc.*	74,756
137,100	Checkpoint Systems, Inc.*	3,016,200
39,122	Coherent, Inc.*	1,641,559
6,600	CTS Corp.	66,990
900	DDi Corp.	9,252
181,800	FLIR Systems, Inc.*(a)	5,061,312
26,451	Littelfuse, Inc.*	1,122,316
4,200	Spectrum Control, Inc.*	64,092
15,000	TTM Technologies, Inc.*	157,200
28,480	Watts Water Technologies, Inc. (Class A Stock)	1,001,642

		12,215,319

	Energy Equipment—0.9%
159,487	Key Energy Services, Inc.*(a)	1,570,947
64,775	Oil States International, Inc.*	3,311,298
81,825	Unit Corp.*	3,209,995

		8,092,240

	Energy Equipment & Services—0.9%
8,700	Complete Production Services, Inc.*	203,841
95,990	Lufkin Industries, Inc.	4,689,111
59,100	Tidewater, Inc.	2,726,283

		7,619,235

	Entertainment & Leisure—0.6%
26,700	Isle of Capri Casinos, Inc.*	214,668
120,700	Life Time Fitness, Inc.*(a)	4,360,891
3,900	RC2 Corp.*	82,290
73,396	Scientific Games Corp. (Class A Stock)*	579,828

		5,237,677

	Environmental Services—0.3%
19,038	Clean Harbors, Inc.*	1,342,179
45,464	Tetra Tech, Inc.*	957,472

		2,299,651

	Exchange Traded Fund—0.8%
101,725	iShares Russell 2000 Value Index Fund(a)	6,549,055

	Farming & Agriculture
8,200	Andersons, Inc. (The)	322,834

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	73

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Financial—Bank & Trust—0.7%
5,200	Banco Latinoamericano de Comercio Exterior SA (Panama)	$80,132
67,722	Boston Private Financial Holdings, Inc.	386,693
460,075	Citizens Republic Bancorp, Inc.*	317,452
16,700	Danvers Bancorp, Inc.	251,001
5,300	First BanCorp (Puerto Rico)*	1,617
2,900	First BanCorp (United States)	38,831
7,100	First Merchants Corp.	59,072
2,600	Flushing Financial Corp.	34,190
28,300	FNB Corp.	240,550
1,600	Heartland Financial USA, Inc.	24,720
9,300	Lakeland Bancorp, Inc.	86,211
182,937	Northwest Bancshares, Inc.	2,074,506
1,600	Park National Corp.(a)	104,560
40,864	Prospect Capital Corp.	404,147
3,500	S&T Bancorp, Inc.	68,600
5,300	StellarOne Corp.	67,734
547,959	Synovus Financial Corp.(a)	1,183,591
1,900	Tompkins Financial Corp.	73,340
109,314	United Community Banks, Inc.*	214,255

		5,711,202

	Financial Services—1.8%
1,600	Alliance Financial Corp.	48,752
184,200	Associated Banc-Corp.	2,333,814
3,700	Berkshire Hills Bancorp, Inc.	71,558
35,000	BGC Partners, Inc. (Class A Stock)	242,900
5,311	BlackRock Kelso Capital Corp.	62,245
9,200	Brookline Bancorp, Inc.	89,608
164,292	CVB Financial Corp.(a)	1,250,262
25,500	Deluxe Corp.	521,220
11,171	Dollar Financial Corp.*	279,498
117,000	Eaton Vance Corp.	3,366,090
5,700	Encore Capital Group, Inc.*	115,824
142,725	Fifth Street Finance Corp.	1,684,155
87,900	First Commonwealth Financial Corp.	511,578
8,300	First Community Bancshares, Inc.	111,718
9,000	GFI Group, Inc.	43,110
5,800	Global Cash Access Holdings, Inc.*	21,112
3,600	Hallmark Financial Services, Inc.*	32,184
12,900	Hawaiian Holdings, Inc.*	94,428
27,050	KBW, Inc.(a)	684,365
14,700	Knight Capital Group, Inc. (Class A Stock)*(a)	191,541
2,500	Koppers Holdings, Inc.	69,700
37,000	National Financial Partners Corp.*(a)	510,600

See Notes to Financial Statements.

74	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Financial Services (continued)
6,000	NBT Bancorp, Inc.	$132,300
13,800	Nelnet, Inc. (Class A Stock)	310,086
4,500	Netspend Holdings, Inc.*	61,740
4,200	OceanFirst Financial Corp.	50,148
15,400	Ocwen Financial Corp.*(a)	132,902
14,700	Pacer International, Inc.*	81,879
63,346	PacWest Bancorp(a)	1,104,121
415	Porter Bancorp, Inc.	4,607
8,800	Provident Financial Services, Inc.	111,232
7,600	Renasant Corp.(a)	124,260
1,400	Suffolk Bancorp	36,260
4,000	SVB Financial Group*(a)	173,360
10,100	Trustco Bank Corp.	54,439
8,500	World Acceptance Corp.*	366,775

		15,080,371

	Food & Staples Retailing—0.9%
62,400	Casey’s General Stores, Inc.	2,587,104
75,200	Ruddick Corp.	2,624,480
69,500	Weis Markets, Inc.	2,707,720

		7,919,304

	Food Products—1.3%
90,700	Cal-Maine Foods, Inc.(a)	2,627,579
109,435	Corn Products International, Inc.	4,656,459
261,389	Del Monte Foods Co.	3,748,319
4,600	Nash Finch Co.	192,740

		11,225,097

	Foods—0.6%
7,400	B&G Foods, Inc.	90,650
96,324	Dean Foods Co.*	1,001,770
86,247	Dole Food Co., Inc.*(a)	795,197
63,000	Sanderson Farms, Inc.	2,644,740
15,700	Spartan Stores, Inc.	234,715
1,800	TreeHouse Foods, Inc.*(a)	84,060

		4,851,132

	Furniture
1,800	Hooker Furniture Corp.	19,026
7,900	Knoll, Inc.	119,843

		138,869

	Gas & Pipeline Utilities—0.7%
179,860	Swift Energy Co.*	5,728,541

	Gas Utilities—2.7%
111,420	AGL Resources, Inc.	4,374,349
88,000	Atmos Energy Corp.	2,591,600

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	75

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Gas Utilities (continued)
54,300	Energen Corp.	$2,423,952
94,200	Southwest Gas Corp.	3,274,392
83,600	UGI Corp.	2,515,524
201,868	WGL Holdings, Inc.	7,782,012

		22,961,829

	Healthcare Equipment & Supplies—3.0%
249,700	Cantel Medical Corp.	4,624,444
87,041	Cooper Cos., Inc. (The)(a)	4,294,603
101,100	Invacare Corp.	2,729,700
83,200	STERIS Corp.	2,847,104
124,657	Teleflex, Inc.(a)	6,949,628
108,300	West Pharmaceutical Services, Inc.	3,865,227

		25,310,706

	Healthcare Providers & Services—1.0%
129,500	AMERIGROUP Corp.*(a)	5,404,035
8,700	Gentiva Health Services, Inc.*	202,536
6,200	Magellan Health Services, Inc.*	297,600
92,100	Owens & Minor, Inc.	2,623,008

		8,527,179

	Healthcare Services—1.3%
91,500	Amedisys, Inc.*(a)	2,329,590
61,045	AmSurg Corp.*	1,103,694
2,700	Centene Corp.*	60,264
14,100	Continucare Corp.*	63,450
22,000	Five Star Quality Care, Inc.*	119,460
54,333	HealthSouth Corp.*(a)	982,884
11,000	Healthspring, Inc.*	321,090
140,900	Healthways, Inc.*	1,476,632
72,798	MEDNAX, Inc.*	4,310,369
9,200	RehabCare Group, Inc.*	204,516
13,500	Skilled Healthcare Group, Inc. (Class A Stock)*	50,625
18,100	Triple-S Management Corp. (Class B Stock) (Puerto Rico)*	305,347

		11,327,921

	Healthcare-Products
14,500	Greatbatch, Inc.*	315,375

	Home Builder—0.2%
74,200	Meritage Homes Corp.*	1,358,602

	Hotels, Restaurants & Leisure—0.7%
110,400	Brinker International, Inc.	2,046,816

See Notes to Financial Statements.

76	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Hotels, Restaurants & Leisure (continued)
130,327	International Speedway Corp. (Class A Stock)(a)	$2,976,669
139,975	Sonic Corp.*	1,242,978

		6,266,463

	Household Durables—0.1%
10,700	ACCO Brands Corp.*	66,661
53,236	Ethan Allen Interiors, Inc.	807,590

		874,251

	Household Products—0.3%
4,700	Spectrum Brands Holdings, Inc.*	133,245
69,000	WD-40 Co.	2,545,410

		2,678,655

	Industrial Products—0.5%
39,644	Brady Corp. (Class A Stock)	1,219,053
2,700	CIRCOR International, Inc.	94,716
66,682	Interface, Inc. (Class A Stock)	959,554
56,003	Kaydon Corp.	1,952,825
4,700	Myers Industries, Inc.	41,501

		4,267,649

	Insurance—6.7%
9,300	Alterra Capital Holdings Ltd. (Bermuda)	187,860
291,100	American Equity Investment Life Holding Co.	3,158,435
87,000	American Financial Group, Inc.	2,660,460
800	American Safety Insurance Holdings Ltd. (Bermuda)*	14,856
18,400	AMERISAFE, Inc.*	351,256
10,000	AmTrust Financial Services, Inc.	149,700
1,315	Argo Group International Holdings Ltd. (Bermuda)	45,617
62,025	Aspen Insurance Holdings Ltd. (Bermuda)	1,759,649
15,500	Assured Guaranty Ltd. (Bermuda)	295,275
493,550	CNO Financial Group, Inc.*	2,684,912
242,625	Delphi Financial Group, Inc. (Class A Stock)	6,567,859
114,442	Employers Holdings, Inc.	1,852,816
29,860	Endurance Specialty Holdings Ltd. (Bermuda)	1,236,204
94,250	Hanover Insurance Group, Inc. (The)	4,264,813
129,425	HCC Insurance Holdings, Inc.	3,427,174
53,913	Horace Mann Educators Corp.	1,007,634
83,342	Infinity Property & Casualty Corp.	4,312,948
14,000	Meadowbrook Insurance Group, Inc.	120,820
11,700	MGIC Investment Corp.*(a)	103,194
1,400	Navigators Group, Inc.*	64,358
1,400	NYMAGIC, Inc.	35,938
4,125	Old Republic International Corp.	54,450
46,072	Platinum Underwriters Holdings Ltd. (Bermuda)	1,983,400
33,300	PMI Group, Inc. (The)*(a)	111,555
33,624	ProAssurance Corp.*	1,933,044

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	77

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Insurance (continued)
180,000	Protective Life Corp.	$4,314,600
30,500	Radian Group, Inc.(a)	231,495
109,184	Reinsurance Group of America, Inc.	5,466,843
45,900	RLI Corp.	2,635,578
9,100	Selective Insurance Group, Inc.	153,972
98,600	State Auto Financial Corp.	1,544,076
98,108	Tower Group, Inc.	2,382,062
91,800	United Fire & Casualty Co.	1,838,754

		56,951,607

	Internet Services—0.1%
9,900	BroadSoft, Inc.*	93,060
9,800	EarthLink, Inc.	88,102
6,200	IntraLinks Holdings, Inc.*	135,594
4,200	TIBCO Software, Inc.*	80,724
3,400	ValueClick, Inc.*	46,784

		444,264

	Investment Companies
30,415	MCG Capital Corp.	192,527
4,140	TICC Capital Corp.	42,808

		235,335

	IT Services—0.5%
81,541	CACI International, Inc. (Class A Stock)*	4,086,835

	Leisure—0.1%
118,160	Callaway Golf Co.	812,941
12,300	Jakks Pacific, Inc.*(a)	231,855

		1,044,796

	Leisure Equipment & Products—0.3%
188,800	Sturm Ruger & Co., Inc.(a)	2,956,608

	Life Science Tools & Services—0.3%
110,850	PerkinElmer, Inc.	2,599,432

	Machinery—4.2%
142,425	Actuant Corp. (Class A Stock)(a)	3,200,290
166,100	Barnes Group, Inc.	3,021,359
163,100	Bucyrus International, Inc.	11,116,896
700	Cascade Corp.	24,773
78,000	Crane Co.	2,984,280
20,730	Gardner Denver, Inc.(a)	1,198,609
183,700	Harsco Corp.	4,258,166

See Notes to Financial Statements.

78	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Machinery (continued)
27,757	IDEX Corp.	$1,001,472
49,756	Kadant, Inc.*	978,203
30,525	Lincoln Electric Holdings, Inc.	1,824,174
2,200	Mueller Industries, Inc.	64,680
800	Tennant Co.	26,840
73,450	Valmont Industries, Inc.	5,791,532

		35,491,274

	Machinery & Equipment—0.3%
5,700	Altra Holdings, Inc.*	84,360
92,844	Intermec, Inc.*	1,081,632
57,522	Terex Corp.*(a)	1,291,369

		2,457,361

	Manufacturing—0.3%
3,300	Ceradyne, Inc.*	78,573
12,200	EnPro Industries, Inc.*(a)	428,708
2,300	Standex International Corp.	61,939
600	Trimas Corp.*	9,498
49,326	Zebra Technologies Corp. (Class A Stock)*	1,764,884

		2,343,602

	Media—0.8%
120,734	Belo Corp. (Class A Stock)*	699,050
26,431	Courier Corp.	391,179
3,500	Crown Media Holdings, Inc. (Class A Stock)*	10,220
7,800	Dolan Co. (The)*	83,460
50,800	LodgeNet Entertainment Corp.*(a)	129,540
18,200	PRIMEDIA, Inc.	66,794
8,700	Scholastic Corp.	256,215
10,967	Sinclair Broadcast Group, Inc. (Class A Stock)*	87,626
67,900	Valassis Communications, Inc.*	2,240,700
58,450	Wiley, (John) & Sons, Inc. (Class A Stock)	2,522,702

		6,487,486

	Medical Supplies & Equipment—0.7%
2,300	Halozyme Therapeutics, Inc.*	16,859
26,707	Patterson Cos., Inc.	738,449
203,700	PSS World Medical, Inc.*	4,813,431
16,100	Select Medical Holdings Corp.*	120,428
2,700	Symmetry Medical, Inc.*	23,895

		5,713,062

	Metals & Mining—2.5%
5,100	Cloud Peak Energy, Inc.*	88,587
5,800	Coeur d’Alene Mines Corp.*(a)	119,538
1,900	Columbus McKinnon Corp.*	33,364
35,400	Compass Minerals International, Inc.	2,791,998

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	79

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Metals & Mining (continued)
7,979	Gold Resource Corp.	$168,357
3,800	Hecla Mining Co.*(a)	26,182
163,600	HudBay Minerals, Inc. (Canada)	2,581,608
155,400	IAMGOLD Corp. (Canada)	2,840,712
2,200	Metals USA Holdings Corp.*	26,290
54,100	Royal Gold, Inc.	2,678,491
41,052	RTI International Metals, Inc.*	1,276,717
10,500	Stillwater Mining Co.*(a)	186,900
203,225	Thompson Creek Metals Co., Inc. (Canada)*(a)	2,446,829
130,000	Timken Co.	5,384,600
23,800	USEC, Inc.*(a)	127,806
16,900	Worthington Industries, Inc.	260,260

		21,038,239

	Miscellaneous Manufacturers—0.1%
13,595	AptarGroup, Inc.	610,144
500	Portec Rail Products, Inc.	5,800

		615,944

	Multi-Utilities—0.9%
62,650	NorthWestern Corp.	1,865,090
63,800	OGE Energy Corp.	2,817,408
99,500	Vectren Corp.	2,724,310

		7,406,808

	Oil & Gas—1.1%
145,875	Brigham Exploration Co.*	3,076,504
100	Clayton Williams Energy, Inc.*	5,972
41,600	CVR Energy, Inc.*	396,032
5,000	Energy Partners Ltd.*	55,850
109,918	Goodrich Petroleum Corp.*(a)	1,499,281
132,525	Oasis Petroleum, Inc.*(a)	2,818,807
130,875	Resolute Energy Corp.*(a)	1,571,809

		9,424,255

	Oil & Gas Exploration/Production—0.4%
131,800	Cabot Oil & Gas Corp.	3,819,564

	Oil & Gas Services
3,000	Global Geophysical Services, Inc.*	21,510
15,200	Global Industries Ltd.*	88,008
8,800	Newpark Resources, Inc.*(a)	51,744
2,800	T-3 Energy Services, Inc.*	93,716

		254,978

See Notes to Financial Statements.

80	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Oil, Gas & Consumable Fuels—4.8%
142,200	Berry Petroleum Co. (Class A Stock)(a)	$4,864,662
32,400	Cal Dive International, Inc.*	163,944
37,800	Cimarex Energy Co.	2,901,150
69,000	Core Laboratories NV (Netherlands)(a)	5,366,130
168,800	EXCO Resources, Inc.	2,503,304
83,038	Frontier Oil Corp.	1,100,253
96,200	Frontline Ltd. (Bermuda)(a)	2,765,750
32,800	Gulfport Energy Corp.*(a)	546,448
98,400	Holly Corp.	3,220,632
11,650	New Jersey Resources Corp.	471,709
68,000	ONEOK, Inc.	3,387,760
10,900	Petroquest Energy, Inc.*	60,822
7,600	Rosetta Resources, Inc.*	181,716
3,700	RPC, Inc.	81,437
111,997	South Jersey Industries, Inc.	5,640,169
105,100	Southern Union Co.	2,641,163
6,900	Stone Energy Corp.*	107,847
8,900	TETRA Technologies, Inc.*	86,864
135,000	Tsakos Energy Navigation Ltd. (Bermuda)	1,395,900
11,600	VAALCO Energy, Inc.*	68,208
7,400	W&T Offshore, Inc.(a)	80,512
17,100	Warren Resources, Inc.*	71,478
108,700	World Fuel Services Corp.	3,068,601

		40,776,459

	Paper & Forest Products—0.8%
19,900	Boise, Inc.*	144,275
231,600	Buckeye Technologies, Inc.	4,180,380
1,900	Domtar Corp. (Canada)	150,784
90,000	Louisiana-Pacific Corp.*(a)	696,600
7,700	Rock-Tenn Co. (Class A Stock)	437,745
18,583	Schweitzer-Mauduit International, Inc.	1,192,657

		6,802,441

	Pharmaceuticals—0.3%
17,600	Alkermes, Inc.*(a)	203,632
3,800	Nutraceutical International Corp.*	61,750
7,200	Par Pharmaceutical Cos., Inc.*	234,072
1,200	Pharmasset, Inc.*	45,000
19,300	PharMerica Corp.*	193,772
128,570	Prestige Brands Holdings, Inc.*	1,382,127
1,300	United Therapeutics Corp.*	78,000
1,300	XenoPort, Inc.*	10,075

		2,208,428

	Printing & Publishing
23,000	Journal Communications, Inc. (Class A Stock)*	106,030

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	81

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Professional Services—0.6%
104,382	Towers Watson & Co. (Class A Stock)	$5,367,322

	Real Estate Investment Trusts—5.5%
2,800	American Campus Communities, Inc.	88,564
5,500	American Capital Agency Corp.(a)	157,960
49,800	Anworth Mortgage Asset Corp.	349,098
11,600	Ashford Hospitality Trust, Inc.*	117,740
1,700	Associated Estates Realty Corp.	23,613
17,500	BioMed Realty Trust, Inc.	321,125
11,800	CapLease, Inc.	69,148
91,836	CBL & Associates Properties, Inc.(a)	1,439,988
600,100	Chimera Investment Corp.	2,460,410
10,400	Colonial Properties Trust	186,472
81,500	CommonWealth REIT	2,074,175
32,800	DCT Industrial Trust, Inc.(a)	164,328
9,100	Developers Diversified Realty Corp.	117,390
182,089	DiamondRock Hospitality Co.*	1,926,502
3,300	EastGroup Properties, Inc.	133,584
120,940	Education Realty Trust, Inc.	907,050
5,500	Entertainment Properties Trust(a)	254,265
3,800	Equity LifeStyle Properties, Inc.	216,296
195,865	Equity One, Inc.(a)	3,662,675
5,700	Extra Space Storage, Inc.	92,340
15,900	FelCor Lodging Trust, Inc.*	97,785
61,800	First Industrial Realty Trust, Inc.*(a)	452,994
132,400	First Potomac Realty Trust(a)	2,181,952
206,700	Franklin Street Properties Corp.(a)	2,759,445
26,200	Glimcher Realty Trust	196,762
89,625	Government Properties Income Trust	2,392,091
110,200	Healthcare Realty Trust, Inc.	2,660,228
29,300	Hersha Hospitality Trust	178,730
1,600	Home Properties, Inc.(a)	87,120
8,700	Inland Real Estate Corp.	75,603
4,900	Invesco Mortgage Capital, Inc.	105,791
43,750	Kilroy Reality Corp.(a)	1,494,938
76,650	LaSalle Hotel Properties	1,815,839
65,478	Lexington Realty Trust(a)	509,419
6,000	LTC Properties, Inc.	167,100
383,600	Medical Properties Trust, Inc.	4,292,484
209,255	MFA Financial, Inc.	1,655,207
45,871	Mid-America Apartment Communities, Inc.(a)	2,799,507
26,500	MPG Office Trust, Inc.*(a)	71,815
19,100	National Retail Properties, Inc.(a)	517,610
12,200	Omega Healthcare Investors, Inc.	280,600
15,300	Parkway Properties, Inc.	238,068

See Notes to Financial Statements.

82	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Real Estate Investment Trusts (continued)
2,600	Pebblebrook Hotel Trust*	$50,934
30,900	Pennsylvania Real Estate Investment Trust(a)	440,943
47,500	PS Business Parks, Inc.	2,814,850
14,300	Redwood Trust, Inc.	202,774
10,700	Resource Capital Corp.	67,731
2,700	Saul Centers, Inc.	115,236
20,800	Senior Housing Properties Trust	496,912
69,600	Sovran Self Storage, Inc.	2,719,272
48,300	Strategic Hotels & Resorts, Inc.*(a)	219,765
5,500	Sun Communities, Inc.(a)	179,355
15,499	Sunstone Hotel Investors, Inc.*	168,164

		47,269,747

	Registered Investment Companies
36,000	American Capital Ltd.*(a)	251,280
4,600	Gladstone Capital Corp.	52,762

		304,042

	Restaurants—0.1%
9,200	Bravo Brio Restaurant Group, Inc.*	165,600
24,300	Domino’s Pizza, Inc.*	360,612
21,600	Ruby Tuesday, Inc.*	261,360

		787,572

	Retail—0.9%
100,557	Cash America International, Inc.	3,542,623
2,700	CEC Entertainment, Inc.*	89,640
3,400	Genesco, Inc.*	111,384
5,900	Insight Enterprises, Inc.*	89,208
4,500	Jo-Ann Stores, Inc.*	194,625
25,527	Men’s Wearhouse, Inc. (The)	623,880
57,022	Pantry, Inc. (The)*	1,109,078
17,740	PetSmart, Inc.	664,008
47,010	Regis Corp.(a)	961,355
24,200	Sonic Automotive, Inc. (Class A Stock)*(a)	264,264

		7,650,065

	Retail & Merchandising—0.5%
51,857	AnnTaylor Stores Corp.*	1,208,268
12,762	BJ’s Wholesale Club, Inc.*	532,558
7,100	Collective Brands, Inc.*(a)	108,843
15,700	Conn’s, Inc.*(a)	69,080
22,600	Finish Line, Inc. (The) (Class A Stock)	345,780
52,576	hhgregg, Inc.*(a)	1,211,351
9,400	Interline Brands, Inc.*	188,846
2,400	Rush Enterprises, Inc. (Class A Stock)*	38,136
5,892	Ruth’s Hospitality Group, Inc.*	26,868
8,900	Saks, Inc.*	99,146

		3,828,876

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	83

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Retail Apparel
3,200	Warnaco Group, Inc. (The)*	$169,952

	Semiconductors—2.2%
3,600	Alpha & Omega Semiconductor Ltd. (Bermuda)*	40,356
11,700	Amkor Technology, Inc.*(a)	84,357
118,371	Emulex Corp.*	1,349,429
20,858	Entegris, Inc.*	124,731
203,100	International Rectifier Corp.*	4,718,013
60,534	Itron, Inc.*	3,678,651
4,800	IXYS Corp.*	49,152
20,700	Lattice Semiconductor Corp.*	100,602
5,400	MKS Instruments, Inc.*	111,510
6,500	Photronics, Inc.*	40,820
17,100	PMC - Sierra, Inc.*	131,499
9,200	Sigma Designs, Inc.*	104,972
57,175	Silicon Laboratories, Inc.*(a)	2,281,283
124,850	Skyworks Solutions, Inc.*(a)	2,860,313
204,575	TriQuint Semiconductor, Inc.*(a)	2,107,123
3,000	Veeco Instruments, Inc.*(a)	125,550
80,889	Zoran Corp.*	572,694

		18,481,055

	Semiconductors & Semiconductor Equipment—0.1%
74,000	Micrel, Inc.	881,340

	Software—0.8%
89,900	Blackboard, Inc.*(a)	3,752,426
3,800	CSG Systems International, Inc.*	73,872
4,200	DynaVox, Inc. (Class A Stock)*	23,520
6,100	EPIQ Systems, Inc	71,492
129,878	Lawson Software, Inc.*	1,155,914
3,900	SciQuest, Inc.*	44,031
600	Smith Micro Software, Inc.*	7,296
68,025	Tyler Technologies, Inc.*	1,388,390

		6,516,941

	Specialty Retail—1.6%
382,600	Aaron’s, Inc.(a)	7,215,836
25,208	Abercrombie & Fitch Co. (Class A Stock)(a)	1,080,415
5,875	Brown Shoe Co., Inc.	69,031
97,700	Buckle, Inc. (The)(a)	2,842,093
132,200	RadioShack Corp.(a)	2,661,186

		13,868,561

See Notes to Financial Statements.

84	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Telecommunications—1.4%
356,516	Arris Group, Inc.*	$3,319,164
3,300	Black Box Corp.	109,560
35,797	Comtech Telecommunications Corp.	1,103,263
24,200	Consolidated Communications Holdings, Inc.	448,184
3,200	CPI International , Inc.*	45,184
8,000	MasTec, Inc.*	97,600
3,200	Oplink Communications, Inc.*	55,936
3,800	Plantronics, Inc.(a)	136,344
1,100	Polycom, Inc.*	37,158
54,300	Premiere Global Services, Inc.*	370,869
7,000	RF Micro Devices, Inc.*	51,030
75,900	SBA Communications Corp. (Class A Stock)*(a)	2,979,834
12,600	Symmetricon, Inc.*	78,498
85,975	Syniverse Holdings, Inc.*	2,621,378
7,900	USA Mobility, Inc.	132,957

		11,586,959

	Textiles & Apparel—0.1%
12,300	Oxford Industries, Inc.	283,269
20,850	Perry Ellis International, Inc.*	468,708

		751,977

	Textiles, Apparel & Luxury Goods—1.9%
121,900	Jones Group, Inc. (The)	1,762,674
155,125	Phillips-Van Heusen Corp.	9,515,367
172,550	Wolverine World Wide, Inc.	5,024,656

		16,302,697

	Thrifts & Mortgage Finance—0.7%
256,800	Astoria Financial Corp.(a)	3,189,456
160,350	Washington Federal, Inc.	2,410,060

		5,599,516

	Tobacco—0.3%
64,200	Universal Corp.	2,660,448

	Trading Companies & Distributors—1.0%
19,150	Applied Industrial Technologies, Inc.	582,351
47,300	Watsco, Inc.	2,647,381
124,208	WESCO International, Inc.*(a)	5,318,587

		8,548,319

	Transportation—0.5%
11,900	Aircastle Ltd. (Bermuda)	109,599
8,500	Atlas Air Worldwide Holdings, Inc.*	444,210
62,200	Bristow Group, Inc.*(a)	2,412,116
77,200	Excel Maritime Carriers Ltd. (Greece)*(a)	449,304
9,400	Gulfmark Offshore, Inc. (Class A Stock)*	278,334

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	85

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Transportation (continued)
5,900	Heartland Express, Inc.	$87,969
29,700	Horizon Lines, Inc. (Class A Stock)	128,007
5,900	Incyte Corp.*(a)	98,294
1,200	Knight Transportation, Inc.	21,444
4,600	Knightsbridge Tankers Ltd. (Bermuda)	99,958
3,800	Marten Transport Ltd.	80,712
1,900	Nordic American Tanker Shipping (Bermuda)(a)	49,457
3,200	Quality Distribution, Inc.*	22,880
100	RailAmerica, Inc.*	1,160

		4,283,444

	Utilities
2,100	Chesapeake Utilities Corp.	77,049

	Water Utilities—0.2%
1,900	American States Water Co.	70,965
56,800	American Water Works Co., Inc.	1,356,384
2,400	California Water Service Group	89,616
2,800	York Water Co.	44,324

		1,561,289

	TOTAL COMMON STOCKS (cost $673,651,230)	813,420,154

PRINCIPAL AMOUNT (000)#

	U.S. TREASURY OBLIGATION
	U.S. Treasury Notes(k) (cost $250,193)
$250	1.25%, 11/30/10	250,193

	TOTAL LONG-TERM INVESTMENTS (cost $673,901,423)	813,670,347

SHARES	SHORT-TERM INVESTMENT—21.1%

	AFFILIATED MONEY MARKET MUTUAL FUND
179,574,081	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $179,574,081; includes $136,598,800 of cash collateral for securities on loan)(b)(w)	179,574,081

	TOTAL INVESTMENTS—116.4% (cost $853,475,504; Note 5)	993,244,428
	Liabilities in excess of other assets(x)—(16.4)%	(139,897,054)

	NET ASSETS—100%	$853,347,374

The following abbreviation is used in the Portfolio descriptions:

ADR American Depositary Receipt

*	Non-income producing security.

See Notes to Financial Statements.

86	THE TARGET PORTFOLIO TRUST

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $132,927,687; cash collateral of $136,598,800 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(x)	Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

Futures contracts open at October 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2010	Unrealized Appreciation
Long Positions:
23	Russell 2000 Mini	Dec. 2010	$1,549,980	$1,615,060	$65,080

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc., and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2010 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$813,420,154	$—	$—
U.S. Treasury Obligation	—	250,193	—
Affiliated Money Market Mutual Fund	179,574,081	—	—
Other Financial Instruments*
Futures	65,080	—	—

Total	$993,059,315	$250,193	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2010 were as follows:

Affiliated Money Market Mutual Fund (16.0% represents investments purchased from securities on loan)	21.1%
Insurance	6.7
Real Estate Investment Trusts	5.5
Oil, Gas & Consumable Fuels	4.8
Chemicals	4.7
Machinery	4.2
Aerospace/Defense	3.1
Healthcare Equipment & Supplies	3.0
Gas Utilities	2.7
Metals & Mining	2.5

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	87

Small Capitalization Value Portfolio (continued)	Portfolio of Investments As of October 31, 2010

Industry (cont’d.)
Capital Markets	2.3%
Banks	2.2
Semiconductors	2.2
Computer Services & Software	1.9
Textiles, Apparel & Luxury Goods	1.9
Commercial Banks	1.8
Financial Services	1.8
Electric Utilities	1.7
Specialty Retail	1.6
Containers & Packaging	1.6
Electronics	1.4
Commercial Services	1.4
Telecommunications	1.4
Healthcare Services	1.3
Food Products	1.3
Consumer Products & Services	1.2
Commercial Services & Supplies	1.2
Oil & Gas	1.1
Trading Companies & Distributors	1.0
Healthcare Providers & Services	1.0
Electronic Components	1.0
Energy Equipment	0.9
Food & Staples Retailing	0.9
Retail	0.9
Energy Equipment & Services	0.9
Electrical Equipment	0.9
Multi-Utilities	0.9
Paper & Forest Products	0.8
Exchange Traded Funds	0.8
Software	0.8
Media	0.8
Hotels, Restaurants & Leisure	0.7
Computers & Peripherals	0.7
Gas & Pipeline Utilities	0.7
Medical Supplies & Equipment	0.7
Financial—Bank & Trust	0.7
Thrifts & Mortgage Finance	0.7
Professional Services	0.6
Entertainment & Leisure	0.6
Electronic Equipment, Instrument & Components	0.6
Consumer Finance	0.6
Foods	0.6
Construction & Engineering	0.5
Transportation	0.5
Industrial Products	0.5
IT Services	0.5
Airlines	0.5

See Notes to Financial Statements.

88	THE TARGET PORTFOLIO TRUST

Industry (cont’d.)
Retail & Merchandising	0.5%
Oil & Gas Exploration / Production	0.4
Diversified Financials	0.4
Business Services	0.4
Leisure Equipment & Products	0.3
Automotive Parts	0.3
Building Products	0.3
Electric	0.3
Drugs & Healthcare	0.3
Diversified Consumer Services	0.3
Household Products	0.3
Tobacco	0.3
Life Science Tools & Services	0.3
Machinery & Equipment	0.3
Manufacturing	0.3
Environmental Services	0.3
Pharmaceuticals	0.3
Beverages	0.2
Water Utilities	0.2
Clothing & Apparel	0.2
Home Builders	0.2
Electronic Components & Equipment	0.1
Auto Related	0.1
Leisure	0.1
Semiconductors & Semiconductor Equipment	0.1
Household Durables	0.1
Restaurants	0.1
Biotechnology	0.1
Textiles & Apparel	0.1
Miscellaneous Manufacturers	0.1
Consumer Services	0.1
Internet Services	0.1

116.4
Liabilities in excess of other assets	(16.4)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	89

International Equity Portfolio	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	LONG-TERM INVESTMENTS—99.1%

	COMMON STOCKS—99.1%

	Australia—4.6%
74,300	AWB Ltd.*	$108,079
36,945	BHP Billiton Ltd.	1,517,058
123,600	BlueScope Steel Ltd.	241,539
36,800	Caltex Australia Ltd.	418,870
157,200	Challenger Financial Services Group Ltd.	708,330
107,200	Downer Edi Ltd.	532,388
484,900	Emeco Holdings Ltd.	422,734
260,700	Goodman Fielder Ltd.	379,221
41,700	GrainCorp Ltd.	307,579
177,900	Metcash Ltd.	761,522
43,100	National Australia Bank Ltd.	1,074,883
165,900	OneSteel Ltd.	438,769
154,900	Pacific Brands Ltd.*	164,629
90,000	Tabcorp Holdings Ltd.	650,615
181,100	Telstra Corp. Ltd.	473,647

		8,199,863

	Austria—0.4%
16,700	OMV AG	623,964

	Belgium—0.7%
66,300	AGFA-Gevaert NV*	386,640
12,300	Delhaize Group	859,215
10,790	Dexia SA*	48,041

		1,293,896

	Bermuda—0.4%
25,259	Seadrill Ltd.	765,111

	Brazil—1.9%
164,310	BM&FBovespa SA	1,370,297
27,190	Embraer-Empresa Brasileira de Aeronautica SA, ADR	784,432
45,200	Natura Cosmeticos SA	1,291,960

		3,446,689

	Canada—2.2%
26,380	Canadian National Railway Co.	1,708,661
34,940	Canadian Natural Resources Ltd.	1,272,009
6,110	Potash Corp. of Saskatchewan, Inc.	886,500

		3,867,170

	China—2.4%
36,976	China Life Insurance Co. Ltd. (Class H Stock)	161,953
534,978	China Merchants Bank Co. Ltd. (Class H Stock)	1,518,402

See Notes to Financial Statements.

90	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	China (continued)
2,094,700	Industrial & Commercial Bank of China Ltd. (Class H Stock)	$1,686,299
245,999	Sinopharm Group Co. (Class H Stock)	966,382

		4,333,036

	Denmark—2.2%
14,600	Danske Bank A/S*	388,290
25,400	H. Lundbeck A/S	507,232
22,683	Novo Nordisk A/S (Class B Stock)	2,387,640
18,470	Vestas Wind Systems A/S*	589,457

		3,872,619

	Finland—0.6%
51,400	Nokia Oyj	555,142
25,900	Tieto Oyj	495,297

		1,050,439

	France—10.1%
10,335	Air Liquide SA	1,336,880
320	Arkema SA	20,679
24,400	AXA SA	444,198
33,789	BNP Paribas	2,471,311
8,100	Casino Guichard Perrachon SA	760,971
4,700	Ciments Francais SA	431,935
53,400	Credit Agricole SA	875,148
33,000	France Telecom SA	792,976
22,134	Lafarge SA	1,264,906
8,100	Lagardere SCA	345,481
15,117	LVMH Moet Hennessy Louis Vuitton SA	2,369,099
16,400	Publicis Groupe SA	816,930
11,300	Rallye SA	440,761
20,400	Sanofi-Aventis SA	1,424,755
16,500	SCOR SE	405,788
4,700	Societe Generale	281,448
8,600	Thales SA	350,648
31,400	Total SA	1,706,374
52,200	Vivendi	1,489,010

		18,029,298

	Germany—8.9%
11,900	Allianz SE	1,491,288
17,200	BASF SE	1,251,536
31,900	Deutsche Bank AG	1,838,993
38,600	E.ON AG	1,208,785
24,660	Fresenius Medical Care AG & Co. KGaA	1,570,917
8,000	Hannover Rueckversicherung AG	404,738
7,400	Heidelberger Druckmaschinen AG*	34,060
6,300	MTU Aero Engines Holding AG	380,548
5,500	Muenchener Rueckversicherungs-Gesellschaft AG	860,033

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	91

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Germany (continued)
7,700	Rheinmetall AG	$554,708
13,800	RWE AG	989,158
42,629	SAP AG	2,223,146
18,600	ThyssenKrupp AG	684,469
15,286	Volkswagen AG (PRFC Shares)	2,297,719

		15,790,098

	Guernsey—0.4%
25,540	Amdocs Ltd.*	783,567

	Hong Kong—3.0%
613,600	Chaoda Modern Agriculture Holdings Ltd.	500,300
890,554	CNOOC Ltd.	1,845,160
91,704	Hong Kong Exchanges and Clearing Ltd.	2,018,346
102,000	Industrial & Commercial Bank of China Asia Ltd.	377,668
111,500	Kingboard Chemical Holdings Ltd.	542,306

		5,283,780

	Ireland—0.5%
37,500	Allied Irish Banks PLC*	17,589
20,600	Covidien PLC	821,322
31,300	Irish Life & Permanent Group Holdings PLC*	66,217

		905,128

	Israel—1.5%
113,400	Bank Hapoalim BM*	514,363
42,118	Teva Pharmaceutical Industries Ltd., ADR	2,185,924

		2,700,287

	Italy—2.6%
212,900	Enel SpA	1,215,636
54,700	ENI SpA	1,232,575
34,000	Finmeccanica SpA	474,634
10,000	Fondiaria-Sai SpA	118,791
272,113	Intesa Sanpaolo SpA	957,237
357,500	Telecom Italia SpA	548,324

		4,547,197

	Japan—15.5%
1,400	Aeon Credit Service Co. Ltd.	16,110
13,300	Alpine Electronics, Inc.	166,601
23,800	Aoyama Trading Co. Ltd.	387,153
12,500	Astellas Pharma, Inc.	465,080
28,089	Canon, Inc.	1,298,510
18,200	Circle K Sunkus Co. Ltd.	258,287

See Notes to Financial Statements.

92	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Japan (continued)
54,200	COMSYS Holdings Corp.	$481,583
613	Dai-ichi Life Insurance Co. Ltd. (The)	743,492
6,575	Fanuc Ltd.	951,892
224,000	Fuji Fire & Marine Insurance Co. Ltd. (The)*	278,365
72,000	Fukuoka Financial Group, Inc.	280,055
20,900	Fuyo General Lease Co. Ltd.	593,729
27,900	Heiwa Corp.	351,567
24,200	Hitachi Capital Corp.	322,386
15,900	Itochu Techno-Solutions Corp.	542,382
104,860	JX Holdings, Inc.	616,364
140	KDDI Corp.	754,194
25,200	Keihin Corp.	537,070
79,342	Komatsu Ltd.	1,944,357
14,900	Konami Corp.	262,560
93,800	Kurabo Industries Ltd.	144,541
13,300	Kyoei Steel Ltd.	162,469
28,300	Kyowa Exeo Corp.	249,344
164,800	Marubeni Corp.	1,036,272
11,300	Mitsubishi Corp.	271,722
301,600	Mitsubishi UFJ Financial Group, Inc.	1,405,493
17,000	Mitsui & Co. Ltd.	267,242
315,500	Mizuho Financial Group, Inc.	458,724
102,000	Nichirei Corp.	444,911
45,000	Nippon Electric Glass Co. Ltd.	579,905
34,000	Nippon Shokubai Co. Ltd.	321,113
18,000	Nippon Telegraph & Telephone Corp.	817,572
167,000	Nishi-Nippon City Bank Ltd. (The)	456,568
67,000	Nissan Shatai Co. Ltd.	521,213
500	NTT DoCoMo, Inc.	841,929
9,900	Sankyo Co. Ltd.	527,787
95,000	Sankyu, Inc.	399,031
73,000	Sanwa Holdings Corp.	208,649
30,000	Seino Holdings Co. Ltd.	183,049
18,000	Shimachu Co. Ltd.	369,753
51,900	Sohgo Security Services Co. Ltd.	543,702
87,100	Sumitomo Corp.	1,104,039
26,300	Sumitomo Mitsui Financial Group, Inc.	788,314
11,800	Takeda Pharmaceutical Co. Ltd.	552,827
106,000	Toagosei Co. Ltd.	464,993
31,900	Toppan Forms Co. Ltd.	283,441
46,343	Toyota Motor Corp.	1,646,510
22,100	Toyota Tsusho Corp	343,021
9,500	Tsuruha Holdings, Inc.	409,065
98,000	Yokohama Rubber Co. Ltd. (The)	490,792

		27,545,728

	Luxembourg—0.7%
37,300	Arcelormittal	1,198,964

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	93

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Mexico—1.5%
23,820	America Movil SAB de CV (Class L Stock), ADR	$1,363,933
479,680	Wal-Mart de Mexico SAB de CV (Class V Stock)	1,313,021

		2,676,954

	Netherlands—3.3%
36,600	Aegon NV*	231,982
10,580	CSM NV	335,001
172,300	ING Groep NV, CVA*	1,839,331
38,900	Koninklijke Ahold NV	537,623
13,100	Koninklijke DSM NV	700,500
9,200	Nutreco NV	669,426
4,300	Royal Dutch Shell PLC (Class A Stock)	139,475
20,687	Schlumberger Ltd.	1,445,814

		5,899,152

	New Zealand—0.3%
515,100	Air New Zealand Ltd.	530,128

	Norway—0.5%
31,500	DnB NOR ASA	432,435
17,900	Statoil ASA	390,911

		823,346

	Singapore—0.2%
189,060	M1 Ltd.	324,278

	South Korea—0.7%
8,639	Hyundai Motor Co.	1,305,159

	Spain—3.5%
48,000	Banco Bilbao Vizcaya Argentaria SA	631,324
45,700	Banco Espanol de Credito SA	458,279
127,200	Banco Santander SA	1,634,237
40,600	Repsol YPF SA	1,125,910
86,600	Telefonica SA	2,338,293

		6,188,043

	Sweden—2.0%
52,000	Boliden AB	882,801
51,574	Hennes & Mauritz AB (Class B Stock)	1,817,538
10,800	Meda AB	88,765
9,200	NCC AB	196,268
39,100	Svenska Cellulosa AB SCA (Class B Stock)	606,433

		3,591,805

See Notes to Financial Statements.

94	THE TARGET PORTFOLIO TRUST

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	Switzerland—7.1%
8,700	Baloise Holding AG	$804,090
28,358	Clariant AG*	479,526
19,900	Credit Suisse Group AG	822,047
1,300	Georg Fischer AG*	557,492
22,397	Julius Baer Group Ltd.	945,451
30,674	Logitech International SA*	581,654
32,600	Nestle SA	1,785,621
63,105	Novartis AG	3,658,493
15,000	Swiss Reinsurance Co. Ltd.	721,000
1,320	Swisscom AG	551,448
3,300	Verwaltungs-und Privat-Bank AG	358,488
5,900	Zurich Financial Services AG	1,444,347

		12,709,657

	Turkey—0.5%
157,300	Turkiye Garanti Bankasi A/S	965,064

	United Kingdom—20.1%
145,400	ARM Holdings PLC	846,427
35,400	AstraZeneca PLC	1,775,162
115,600	Aviva PLC	737,411
135,000	BAE Systems PLC	745,650
147,900	Barclays PLC	650,771
230,589	Beazley PLC	445,970
58,700	BG Group PLC	1,143,280
146,100	BP PLC	996,817
49,513	British American Tobacco PLC	1,888,234
81,011	British Sky Broadcasting Group PLC	917,098
453,600	BT Group PLC	1,117,138
77,470	Cairn Energy PLC*	479,036
45,677	Carnival PLC	1,968,836
48,200	Dairy Crest Group PLC	286,074
83,300	Davis Service Group PLC	554,995
74,300	Drax Group PLC	453,243
199,200	DS Smith PLC	536,558
72,900	GlaxoSmithKline PLC	1,426,274
158,700	Home Retail Group PLC	556,905
341,155	Kingfisher PLC	1,299,940
399,100	Legal & General Group PLC	642,059
253,100	Logica PLC	525,196
90,420	Marston’s PLC	145,899
22,700	NEXT PLC	831,135
184,500	Northern Foods PLC	139,688
418,700	Old Mutual PLC	871,509
52,173	Pearson PLC	797,961
26,814	Reckitt Benckiser Group PLC	1,499,931
115,600	Rexam PLC	588,484
73,212	Royal Dutch Shell PLC (Class B Stock)	2,344,478

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	95

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2010

SHARES	DESCRIPTION	VALUE (NOTE 1)
	COMMON STOCKS (continued)

	United Kingdom (continued)
181,700	RSA Insurance Group PLC	$381,405
36,428	SABMiller PLC	1,181,132
78,211	Smith & Nephew PLC	688,018
65,351	Standard Chartered PLC	1,890,643
65,600	Tate & Lyle PLC	527,676
285,832	Tesco PLC	1,954,996
114,300	Thomas Cook Group PLC	331,318
97,000	Tullett Prebon PLC	615,498
355,200	Vodafone Group PLC	966,715

		35,749,560

	United States—0.9%
23,620	Southern Copper Corp.	1,010,936
15,700	Thomson Reuters Corp.	599,583

		1,610,519

	TOTAL COMMON STOCKS (cost $163,149,714)	176,610,499

UNITS	RIGHTS*

	Belgium
6,900	AGFA-Gevaert NV, expiring 11/04/10	2,314

	United Kingdom
8,168	Standard Chartered PLC, NPR, expiring 11/05/10	68,778

	TOTAL RIGHTS (cost $0)	71,092

	TOTAL LONG-TERM INVESTMENTS (cost $163,149,714)	176,681,591

SHARES	SHORT-TERM INVESTMENT—0.6%

	AFFILIATED MONEY MARKET MUTUAL FUND
993,198	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $993,198)(w)	993,198

	TOTAL INVESTMENTS—99.7% (cost $164,142,912; Note 5)	177,674,789
	Other assets in excess of liabilities(x)—0.3%	537,527

	NET ASSETS—100%	$178,212,316

The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

CVA—Certficate Van Aandelen

NPR—Nil Paid Rights

See Notes to Financial Statements.

96	THE TARGET PORTFOLIO TRUST

PRFC—Preference Shares

EUR—Euro

GBP—British Pound

MXN—Mexican Peso

SEK—Swedish Krona

*	Non-income producing security.
(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Prudential Investment Portfolio 2—Prudential Core Taxable Money Market Fund.
(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency contracts as follows:

Forward foreign currency exchange contracts outstanding at October 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 11/18/10	Morgan Stanley	GBP	1,944	$2,997,455	$3,115,000	$117,545
Euro,
Expiring 11/03/10	UBS Securities	EUR	8	10,792	10,784	(8)
Expiring 01/25/11	State Street Bank	EUR	3,292	4,477,594	4,576,710	99,116
Mexican Peso,
Expiring 11/30/10	State Street Bank	MXN	3,467	261,831	280,169	18,338
Swedish Krona,
Expiring 11/03/10	UBS Securities	SEK	33	4,929	4,929	—

				$7,752,601	$7,987,592	$234,991

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 11/03/10	UBS Securities	GBP	7	$10,792	$10,861	$(69)
Expiring 11/03/10	UBS Securities	GBP	3	4,929	4,913	16
Expiring 11/18/10	Morgan Stanley	GBP	1,036	1,506,049	1,659,795	(153,746)
Expiring 11/18/10	Morgan Stanley	GBP	908	1,311,458	1,455,205	(143,747)
Euro,
Expiring 01/25/11	State Street Bank	EUR	3,292	4,234,046	4,576,710	(342,664)
Mexican Peso,
Expiring 11/30/10	State Street Bank	MXN	28,700	2,165,776	2,319,316	(153,540)

				$9,233,050	$10,026,800	$(793,750)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc., and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	97

International Equity Portfolio (continued)	Portfolio of Investments As of October 31, 2010

The following is a summary of the inputs used as of October 31, 2010 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$8,199,863	$—	$—
Austria	623,963	—	—
Belgium	1,293,896	—	—
Bermuda	765,111	—	—
Brazil	3,446,689	—	—
Canada	3,867,170	—	—
China	4,333,036	—	—
Denmark	3,872,619	—	—
Finland	1,050,439	—	—
France	18,029,298	—	—
Germany	15,790,098	—	—
Guernsey	783,567	—	—
Hong Kong	5,283,780	—	—
Ireland	905,128	—	—
Israel	2,700,287	—	—
Italy	4,547,197	—	—
Japan	27,545,728	—	—
Luxembourg	1,198,964	—	—
Mexico	2,676,954	—	—
Netherlands	5,899,153	—	—
New Zealand	530,128	—	—
Norway	823,346	—	—
Singapore	324,278	—	—
South Korea	1,305,159	—	—
Spain	6,188,043	—	—
Sweden	3,591,805	—	—
Switzerland	12,709,657	—	—
Turkey	965,064	—	—
United Kingdom	35,749,560	—	—
United States	1,610,519	—	—
Rights:
Belgium	2,314	—	—
United Kingdom	68,778	—	—
Affiliated Money Market Mutual Fund	993,198	—	—
Other Financial Instruments*
Forward foreign currency exchange contracts	—	(558,759)	—

Total	$177,674,789	$(558,759)	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fair Value of Level 2 investments at 10/31/09 was $147,973,470. $129,806,173 was transferred out of Level 2 into Level 1 at 10/31/10 as a result of no longer using third-party vendor modeling tools due to the lack of significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

See Notes to Financial Statements.

98	THE TARGET PORTFOLIO TRUST

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2010 were as follows:

Commercial Banks	13.8%
Oil & Gas	9.3
Pharmaceuticals	8.8
Insurance	7.2
Telecommunications	6.8
Food	5.3
Retail	4.1
Chemicals	3.5
Automobile Manufacturers	3.2
Diversified Financial Services	3.1
Media	2.2
Entertainment & Leisure	2.2
Electric	2.0
Mining	2.0
Machinery & Equipment	1.9
Distribution/Wholesale	1.8
Agriculture	1.7
Holding Companies—Diversified	1.5
Aerospace/Defense	1.5
Iron/Steel	1.5
Software	1.4
Transportation	1.3
Computers	1.2
Building Materials	1.0
Commercial Services	1.0
Household Products/ Wares	0.9
Auto Parts And Equipment	0.9
Healthcare—Services	0.9
Healthcare-Products	0.9
Beverages	0.8
Office Equipment	0.7
Cosmetics & Toiletries	0.7
Engineering/Construction	0.7
Forest & Paper Products	0.6
Affiliated Money Market Mutual Fund	0.6
Semiconductors	0.5
Advertising	0.5
Electronic Components & Equipment	0.3
Containers & Packaging	0.3
Electronics	0.3
Airlines	0.3
Miscellaneous Manufacturers	0.2
Building & Construction	0.1
Home Furnishings	0.1
Textiles	0.1

99.7
Other assets in excess of liabilities	0.3

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	99

Total Return Bond Portfolio	Portfolio of Investments As of October 31, 2010

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			LONG-TERM INVESTMENTS—105.7%

			ASSET-BACKED SECURITIES—2.7%
B3		$206	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 144A 0.476%(c), 12/25/36	$169,163
Ba1		2,000	Countrywide Asset-Backed Certificates, Series 2006-15, Class A2 5.683%(c), 10/25/46	1,912,566
AAA(d)	EUR	1,939	Magnolia Funding Ltd., Series 2010-1A, Class A1, 144A 3.00%, 04/20/17	2,693,069
Aaa		4,538	SLM Student Loan Trust, Series 2008-9, Class A 1.788%(c), 04/25/23	4,696,322
Caa2		508	Structured Asset Securities Corp., Series 2005-7XS, Class 2A1A 1.756%(c), 04/25/35	379,412

			TOTAL ASSET-BACKED SECURITIES (cost $9,683,281)	9,850,532

			BANK LOANS(c)(g)—0.3%
			Ford Motor Corp., Term B1
Baa3		27	3.01%, 11/29/13	26,547
Baa3		109	3.01%, 12/15/13	107,470
Baa3		128	3.04%, 12/15/13	126,416
Baa3		273	3.05%, 12/15/13	270,294
			TXU Corp., Term B3
B2		582	3.756%, 10/10/14	456,306
B2		2	3.789%, 10/10/14	1,179

			TOTAL BANK LOANS (cost $1,110,009)	988,212

			CONVERTIBLE BOND—0.3%

			Financial Services
A3		1,200	National City Corp., Sr. Unsec’d. Notes (cost $1,173,264) 4.00%, 02/01/11	1,204,500

			CORPORATE BONDS—30.0%

			Aerospace—0.1%
Baa2		200	Goodrich Corp., Sr. Unsec’d. Notes 6.29%, 07/01/16	239,590

See Notes to Financial Statements.

100	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Airlines—0.1%
NR	EUR	682	United Air Lines, Inc., Equipment Trust(g)(i) 10.85%, 02/19/15	$317,308

			Automobile Manufacturers—0.4%
A3		$1,000	Daimler Finance North America LLC, Gtd. Notes 7.75%, 01/18/11	1,014,389
A3		400	Gtd. Notes, MTN 5.75%, 09/08/11	416,416

				1,430,805

			Automotive Parts—0.3%
Baa2		1,100	Autozone, Inc., Sr. Unsec’d. Notes 6.95%, 06/15/16	1,324,331

			Computer Services & Software—0.4%
A2		1,200	Electronic Data Systems LLC, Sr. Unsec’d. Notes 6.00%, 08/01/13	1,362,658

			Construction—0.5%
B1		1,600	Pulte Group, Inc., Gtd. Notes 6.25%, 02/15/13	1,704,000

			Electronic Components
Aa2		100	General Electric Co., Sr. Unsec’d. Notes 5.25%, 12/06/17	112,587

			Financial—Bank & Trust—11.1%
A2		500	American Express Bank FSB, Sr. Unsec’d. Notes 5.50%, 04/16/13	545,288
A2		1,200	Bank of America Corp., Sr. Unsec’d. Notes 0.549%(c), 10/14/16	1,068,635
A2		800	7.625%, 06/01/19	936,527
A2		300	Sr. Unsec’d. Notes, MTN 5.65%, 05/01/18	315,745
Baa1		5,700	Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) 6.05%, 12/04/17	6,238,262
A3		6,300	Citigroup, Inc., Sr. Unsec’d. Notes 5.50%, 04/11/13	6,820,821

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	101

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Financial—Bank & Trust (continued)
A1		$2,600	Export-Import Bank of Korea, Sr. Unsec’d. Notes (South Korea) 8.125%, 01/21/14	$3,056,932
Aaa	EUR	600	Fortis Bank Nederland NV, Gov’t. Liquid Gtd. Notes, MTN (Netherlands) 1.249%(c), 06/10/11	834,058
A1		300	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes 6.15%, 04/01/18	335,925
A1		1,100	6.25%, 09/01/17	1,243,029
A1		400	Sr. Unsec’d. Notes, MTN 0.688%(c), 07/22/15	378,214
A1		1,900	HSBC Bank USA NA, Sub. Notes 4.875%, 08/24/20	1,974,062
Aa3		400	JPMorgan Chase & Co., Sr. Unsec’d. Notes 4.25%, 10/15/20	402,918
NR		3,500	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(i) 5.625%, 01/24/13	783,125
A1		900	6.875%, 05/02/18	205,875
Aa3		3,000	Lloyds TSB Bank PLC, (United Kingdom) Bank Gtd. Notes, 144A, MTN 4.375%, 01/12/15	3,145,299
Aaa	EUR	400	Gov’t. Liquid Gtd. Notes, MTN 1.031%(c), 06/09/11	557,379
Ba1		3,100	Jr. Sub. Notes, 144A 12.00%(c), 12/29/49	3,693,970
Aa3		5,100	Royal Bank of Scotland PLC (The), Gtd. Notes (United Kingdom) 5.625%, 08/24/20	5,366,965
Aa3		3,300	UBS AG, Sr. Unsec’d. Notes, MTN (Switzerland) 1.439%(c), 02/23/12	3,326,017

				41,229,046

			Financial Services—7.6%
B3		3,600	Ally Financial, Inc., Gtd. Notes, 144A 8.00%, 03/15/20	3,978,000
B3		100	Sr. Unsec’d. Notes 8.00%, 11/01/31	108,823

See Notes to Financial Statements.

102	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Financial Services (continued)
B3		$100	American General Finance Corp., Sr. Unsec’d. Notes, MTN 5.40%, 12/01/15	$81,250
Aa2		700	ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand) 6.20%, 07/19/13	782,640
A3		400	CitiFinancial, Inc., Sr. Unsec’d. Notes 6.625%, 06/01/15	445,598
Ba3		800	El Paso Performance-Linked Trust, Sr. Unsec’d. Notes, 144A 7.75%, 07/15/11	828,354
Ba2		2,000	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 5.625%, 09/15/15	2,121,690
Ba2		1,100	7.00%, 10/01/13	1,199,849
Aa2		1,700	General Electric Capital Corp., Sr. Unsec’d. Notes, MTN 0.591%(c), 06/20/14	1,613,412
Aa2		400	5.875%, 01/14/38	406,795
Aa1	GBP	400	Sub. Notes, 144A 6.50%(c), 09/15/67	596,077
Ba3		1,900	International Lease Finance Corp., Sr. Sec’d. Notes, 144A 7.125%, 09/01/18	2,090,000
B1	EUR	1,300	Sr. Unsec’d. Notes 1.274%(c), 08/15/11	1,750,161
A2	EUR	1,200	Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN 6.75%, 05/21/13	1,783,701
A2		1,800	Morgan Stanley, Sr. Unsec’d. Notes, MTN 5.75%, 10/18/16	1,966,282
A2		3,200	6.625%, 04/01/18	3,594,339
Baa1		4,200	Pearson Dollar Finance PLC, Gtd. Notes, 144A (United Kingdom) 5.70%, 06/01/14	4,702,564

				28,049,535

			Hotels & Motels —0.8%
Baa2		2,600	Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A 5.75%, 08/15/15	2,813,769

			Insurance—1.3%
A3		2,300	American International Group, Inc., Sr. Unsec’d. Notes 8.25%, 08/15/18	2,745,625

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	103

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Insurance (continued)
A3	EUR	600	Sr. Unsec’d. Notes, MTN 1.168%(c), 07/19/13	$772,717
A3		$1,400	5.85%, 01/16/18	1,480,500

				4,998,842

			Metals & Mining—1.0%
BBB-(d)		3,600	Gerdau Trade, Inc., Gtd. Notes, 144A (British Virgin Islands) 5.75%, 01/30/21	3,730,500

			Oil, Gas & Consumable Fuels—0.4%
Baa2		1,300	Suncor Energy, Inc., Sr. Unsec’d. Notes (Canada) 6.85%, 06/01/39	1,552,746

			Paper & Forest Products—1.1%
Baa3		3,600	International Paper Co., Sr. Unsec’d. Notes 5.25%, 04/01/16	3,956,213

			Pharmaceuticals—0.4%
Baa3		1,200	Cardinal Health, Inc., Sr. Unsec’d. Notes 6.00%, 06/15/17	1,363,330

			Pipelines—0.1%
Ba3		300	El Paso Corp., Notes, MTN 7.80%, 08/01/31	320,972

			Printing & Publishing—0.3%
Baa3		1,000	Donnelley (R.R.) & Sons Co., Sr. Unsec’d. Notes 6.125%, 01/15/17	1,051,357

			Retail & Merchandising—0.5%
Ba3		1,900	Limited Brands, Inc., Sr. Unsec’d. Notes 6.90%, 07/15/17	2,061,500

			Telecommunications—1.9%
Baa3		1,600	Embarq Corp., Sr. Unsec’d. Notes 6.738%, 06/01/13	1,757,569
Baa3		1,000	7.082%, 06/01/16	1,141,837

See Notes to Financial Statements.

104	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Telecommunications (continued)
Baa3	EUR	1,500	Qwest Corp., Sr. Unsec’d. Notes 7.625%, 06/15/15	$1,728,750
Ba3		$1,300	Sprint Capital Corp., Gtd. Notes 7.625%, 01/30/11	1,316,250
Ba3		1,000	8.375%, 03/15/12	1,068,750

				7,013,156

			Tobacco—0.4%
Baa1		400	Altria Group, Inc., Gtd. Notes 9.70%, 11/10/18	551,774
Baa3		750	Reynolds American, Inc., Gtd. Notes 7.625%, 06/01/16	882,861

				1,434,635

			Transportation—0.5%
Baa3		1,600	CSX Corp., Sr. Unsec’d. Notes 6.25%, 03/15/18	1,895,384

			Utilities—0.8%
Baa1		2,500	Ameren Illinois Co., Sr. Sec’d. Notes 6.25%, 04/01/18	2,863,824

			TOTAL CORPORATE BONDS (cost $105,615,633)	110,826,088

			FOREIGN GOVERNMENT BONDS—5.5%
Aaa	AUD	7,000	Australia Government, Sr. Unsec’d. Notes (Australia) 4.75%, 06/15/16	6,750,206
Aaa	AUD	2,100	6.00%, 02/15/17	2,153,771
Aaa	CAD	9,900	Canadian Government, Notes (Canada) 1.50%, 03/01/12	9,735,275
Ba2	BRL	2,200	Republic of Brazil, Sr. Unsec’d. Notes (Brazil) 12.50%, 01/05/22	1,563,019

			TOTAL FOREIGN GOVERNMENT BONDS (cost $18,884,975)	20,202,271

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	105

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			MUNICIPAL BONDS—4.6%

			California—0.1%
Aa1	BRL	600	East Bay Municipal Utility District Water System, Revenue Bonds 5.874%, 06/01/40	$638,052

			Illinois—2.1%
Aa3		$700	Chicago Transit Authority, Series A, Revenue Bonds 6.899%, 12/01/40	728,819
Aa3		800	Chicago Transit Authority, Series B, Revenue Bonds 6.899%, 12/01/40	832,936
A1		1,400	State of Illinois, General Obligation Unlimited 1.823%, 01/01/11	1,401,638
A1		4,700	2.766%, 01/01/12	4,736,190

				7,699,583

			Kentucky—1.0%
Aa2		800	Kentucky State Property & Building Commission, Revenue Bonds 4.303%, 11/01/19	798,192
Aa2		1,000	4.403%, 11/01/20	996,840
Aa2		1,900	5.373%, 11/01/25	1,900,399

				3,695,431

			New York—1.4%
Aa1		1,400	New York City Transitional Finance Authority, Revenue Bonds 4.725%, 11/01/23	1,392,552
Aa1		1,100	4.905%, 11/01/24	1,092,839
Aa1		1,100	5.075%, 11/01/25	1,092,619
Aa2		1,500	New York City Trust For Cultural Resources, Revenue Bonds 5.125%, 07/01/31	1,569,705

				5,147,715

			TOTAL MUNICIPAL BONDS (cost $16,948,190)	17,180,781

			RESIDENTIAL MORTGAGE-BACKED SECURITIES—2.7%
Ba2		1,129	American Home Mortgage Assets, Series 2006-1, Class 2A1 0.446%(c), 05/25/46	617,570

See Notes to Financial Statements.

106	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
AAA(d)	$1	American Housing Trust, Series I, Class 5 8.625%, 08/25/18	$1,214
Aaa	36	Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1 5.662%(c), 02/25/33	35,808
Caa2	1,305	Series 2005-4, Class 3A1 5.247%(c), 08/25/35	1,169,776
CCC(d)	1,110	Series 2007-3, Class 1A1 5.347%(c), 05/25/47	849,108
Caa1	300	Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2 2.879%(c), 05/25/35	255,830
B3	409	Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2 2.56%(c), 08/25/35	366,294
CCC(d)	1,115	Series 2007-10, Class 22AA 5.851%(c), 09/25/37	830,615
Caa3	1,212	Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 0.466%(c), 07/20/46	552,259
Caa1	1,242	Series 2006-OA17, Class 1A1A 0.451%(c), 12/20/46	606,028
Aaa	567	FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1 1.77%(c), 07/25/44	570,162
B(d)	1,346	Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1 3.122%(c), 10/25/33	1,154,037
AAA(d)	3	Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A1 1.928%(c), 01/25/32	2,276
B2	276	Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A 0.466%(c), 02/25/36	208,725
AAA(d)	23	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1 6.50%, 03/25/32	23,314
Aaa	1,121	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-R1, Class A1 0.796%(c), 12/25/27	986,350
AAA(d)	1,149	Series 2003-R1, Class X, 144A, IO 12.017%(s), 12/25/27	63,176
B3	996	Series 2007-OA2, Class 1A 1.053%(c), 03/25/47	614,037

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	107

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
A(d)	$1,267	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1 4.339%(c), 03/25/36	$1,123,684

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $10,232,127)	10,030,263

		U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS—40.3%
		Federal Home Loan Mortgage Corp.
	25	2.843%(c), 01/01/24	25,823
	22	3.005%(c), 09/01/35	22,606
	8,022	5.50%, 06/01/31-02/01/40	8,603,699
	24	7.50%, 09/01/16-07/01/17	27,399
		Federal National Mortgage Assoc.
	85	2.03%(c), 01/01/20	87,893
	197	2.653%(c), 12/01/34	203,072
	63	3.907%(c), 05/01/36	63,502
	21,684	4.00%, 08/01/40-10/01/40	22,376,317
	19,000	4.00%, TBA	19,587,822
	14,000	4.00%, TBA	14,665,000
	31,929	4.50%, 02/01/39-08/01/40	33,547,201
	25,000	4.50%, TBA	26,242,200
	7,000	4.50%, TBA	7,402,500
	11,000	5.00%, TBA	11,690,932
	1,191	5.50%, 07/01/32-04/01/36	1,279,238
	2,000	5.50%, TBA	2,147,188
		Government National Mortgage Assoc.
	76	3.125%, 10/20/26-11/20/29	78,539
	75	3.375%, 02/20/17-02/20/26	77,818
	53	3.625%, 07/20/22-07/20/27	54,904
	1,000	5.00%, TBA	1,072,500
	44	8.50%, 06/15/30-08/20/30	53,450

		TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $148,459,773)	149,309,603

		U.S. TREASURY OBLIGATIONS—19.3%
		U.S. Treasury Bonds
	200	3.875%, 08/15/40	195,750
	6,300	4.25%, 05/15/39(k)	6,575,625
	7,200	4.375%, 02/15/38-05/15/40	7,671,055
	200	4.625%, 02/15/40	221,938
	600	5.50%, 08/15/28	755,437
	2,800	6.125%, 11/15/27	3,760,750
	2,700	6.25%, 08/15/23	3,609,563
	5,300	7.25%, 08/15/22	7,607,154

See Notes to Financial Statements.

108	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	U.S. TREASURY OBLIGATIONS (continued)
$4,200	7.50%, 11/15/24	$6,259,970
1,700	7.625%, 11/15/22	2,510,155
4,900	8.125%, 05/15/21	7,334,688
200	8.50%, 02/15/20	300,062
400	8.875%, 02/15/19	602,156
	U.S. Treasury Inflationary Indexed Bonds, TIPS
12,900	1.25%, 07/15/20(h)	13,866,095
	U.S. Treasury Notes
200	2.375%, 08/31/14	211,953
8,500	2.50%, 04/30/15(h)	9,055,823
100	2.75%, 02/15/19	103,570
600	3.125%, 05/15/19	636,281

	TOTAL U.S. TREASURY OBLIGATIONS (cost $67,076,338)	71,278,025

	TOTAL LONG-TERM INVESTMENTS (cost $379,183,590)	390,870,275

	SHORT-TERM INVESTMENTS—18.6%

	REPURCHASE AGREEMENTS(m)—18.5%
31,600	Barclays Capital, Inc., 0.23%, dated 10/29/10, due 11/01/10 in the amount of $31,600,606.	31,600,000
37,000	Credit Suisse Securities (USA) LLC, 0.23%, dated 10/29/10, due 11/01/10 in the amount of $37,000,709.	37,000,000

	TOTAL REPURCHASE AGREEMENTS (cost $68,600,000)	68,600,000

SHARES
	AFFILIATED MONEY MARKET MUTUAL FUND—0.1%
364,739	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (Note 3) (cost $364,739)(w)	364,739

PRINCIPAL AMOUNT (000)#
	U.S. TREASURY OBLIGATION
$170	U.S. Treasury Bills(h)(n) (cost $169,932) 0.217%, 01/13/11	169,962

	TOTAL SHORT-TERM INVESTMENTS (cost $69,134,671)	69,134,701

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—124.3% (cost $448,318,261; Note 5)	460,004,976

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	109

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

NOTIONAL AMOUNTS (000)#		DESCRIPTION	COUNTERPARTY	VALUE (NOTE 1)
		OPTIONS WRITTEN—(0.4)%

		Call Options—(0.4)%
	$2,000	90 Day Euro Dollar, expiring 12/13/10, Strike Price $99.50		$(950)
	2,700	5 Year CDX North American IG 14, expiring 12/15/10, Strike Price $0.90	Credit Suisse First Boston Corp.	(7,809)
	5,300	expiring 12/15/10, Strike Price $0.90	Morgan Stanley	(18,242)
	1,400	expiring 12/15/10, Strike Price $0.90	UBS Securities	(6,792)
	1,300	5 Year CDX North American IG 15, expiring 03/16/11, Strike Price $0.90	Morgan Stanley	(5,755)
EUR	7,200	5 Year iTraxx Europe Series 13, expiring 12/15/10, Strike Price $0.90	Morgan Stanley	(24,342)
	25,500	Currency Option on Swap Options, expiring 11/14/11, Strike Price $1.09	Morgan Stanley	(267,419)
	12,300	Interest Rate Swap Options, Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR, expiring 01/24/11	Citigroup Global Markets	(569,597)
	12,600	Pay a fixed rate of 3.25% and receive a floating rate based on 3-month LIBOR, expiring 01/24/11	Deutsche Bank	(583,490)

				(1,484,396)

		Put Options
	2,000	90 Day Euro Dollar, expiring 12/13/10, Strike Price $99.50		(75)
	2,700	5 Year CDX North American IG 14, expiring 12/15/10, Strike Price $1.50	Credit Suisse First Boston Corp.	(303)
	5,300	expiring 12/15/10, Strike Price $1.50	Morgan Stanley	(669)
	1,400	expiring 12/15/10, Strike Price $1.50	UBS Securities	—
	3,300	5 Year CDX North American IG 15, expiring 12/15/10, Strike Price $1.20	Barclays Capital Group	(3,807)
	14,700	expiring 12/15/10, Strike Price $1.20	Morgan Stanley	(17,044)
	1,300	expiring 03/16/11, Strike Price $1.50	Morgan Stanley	(2,776)
EUR	7,200	5 Year iTraxx Europe Series 13, expiring 12/15/10, Strike Price $1.60	Morgan Stanley	(2,820)
	11,800	Interest Rate Swap Options, Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, expiring 12/01/10	Morgan Stanley	(1)
	12,300	Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, expiring 01/24/11	Citigroup Global Markets	(140)
	12,600	Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, expiring 01/24/11	Deutsche Bank	(144)

See Notes to Financial Statements.

110	THE TARGET PORTFOLIO TRUST

NOTIONAL AMOUNTS (000)#		DESCRIPTION	COUNTERPARTY	VALUE (NOTE 1)
		OPTIONS WRITTEN (continued)
EUR	3,500	Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	$(14,892)
	$4,300	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Bank of America	(14,264)
	5,200	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	(17,249)
	4,600	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	(15,259)
	600	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	(1,990)
	200	Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Barclays Capital Group	(44)
	100	Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Credit Suisse First Boston Corp.	(22)
	4,700	Receive a fixed rate of 10.00% and pay a floating rate based on 3-month LIBOR, expiring 07/10/12	Morgan Stanley	(1,041)
	6,700	Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	(28,942)
	6,100	Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets	(26,351)
	3,900	Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley	(16,847)
	2,600	Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	UBS Securities	(11,231)

				(175,911)

		TOTAL OPTIONS WRITTEN (premiums received $1,305,138)		(1,660,307)

		TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—123.9% (cost $447,013,123; Note 5)		458,344,669
		Other liabilities in excess of other assets(x)—(23.9)%		(88,393,401)

		NET ASSETS—100%		$369,951,268

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	111

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

CDX—Credit Derivative Index

FHLMC—Federal Home Loan Mortgage Corp.

FSB—Federal Saving Bank

IO—Interest Only

MTN—Medium Term Note

NR—Not Rated by Moodys or Standard & Poor’s

TBA—To Be Announced

TIPS—Treasury Inflation Protected Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan

EUR—Euro

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

SGD—Singapore Dollar

TWD—New Taiwanese Dollar

#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of October 31, 2010. Ratings of certain bonds may have changed subsequent to that date.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2010.
(d)	Standard & Poor’s rating.
(g)	Indicates a security or securities that have been deemed illiquid.
(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(m)	Repurchase agreement is collateralized by United States Treasuries.
(n)	Rate shown is the effective yield at purchase date.
(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at October 31, 2010.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Futures contracts open at October 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2010	Unrealized Depreciation
Long Positions:
72	90 Day Euro EURIBOR	Jun. 2011	$24,749,822	$24,716,836	$(32,986)
47	2 Year Euro-Schatz	Dec. 2010	7,168,325	7,118,784	(49,541)
22	5 Year Euro-Bobl	Dec. 2010	3,706,524	3,663,350	(43,174)
45	10 Year Euro-Bund	Dec. 2010	8,252,933	8,093,849	(159,084)

					$(284,785)

See Notes to Financial Statements.

112	THE TARGET PORTFOLIO TRUST

Forward foreign currency exchange contracts outstanding at October 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)(1)
Brazilian Real,
Expiring 12/02/10	Citigroup Global Markets	BRL	1,384	$826,822	$808,082	$(18,740)
Canadian Dollar,
Expiring 11/18/10	Barclays Capital Group	CAD	1,011	983,037	990,821	7,784
Expiring 11/18/10	UBS Securities	CAD	315	306,003	308,712	2,709
Chinese Yuan,
Expiring 11/17/10	Deutsche Bank	CNY	10,657	1,605,653	1,598,071	(7,582)
Expiring 11/17/10	Goldman Sachs & Co.	CNY	7,713	1,163,000	1,156,636	(6,364)
Expiring 11/23/10	Bank of America	CNY	21,412	3,220,275	3,211,215	(9,060)
Expiring 11/23/10	Barclays Capital Group	CNY	782	118,000	117,323	(677)
Expiring 01/10/11	JPMorgan Chase	CNY	1,677	251,000	252,052	1,052
Expiring 04/07/11	JPMorgan Chase	CNY	4,875	735,000	737,038	2,038
Expiring 04/28/11	Citigroup Global Markets	CNY	1,296	196,000	196,292	292
Expiring 04/28/11	JPMorgan Chase	CNY	1,555	235,000	235,386	386
Expiring 06/15/11	Hong Kong & Shanghai Bank	CNY	2,986	449,000	453,406	4,406
Expiring 09/14/11	Citigroup Global Markets	CNY	1,248	188,000	190,631	2,631
Expiring 09/14/11	Royal Bank of Scotland	CNY	776	117,000	118,459	1,459
Expiring 09/14/11	UBS Securities	CNY	1,863	281,000	284,503	3,503
Expiring 11/04/11	Deutsche Bank	CNY	2,943	461,000	451,067	(9,933)
Expiring 11/15/11	Deutsche Bank	CNY	2,589	391,000	397,184	6,184
Expiring 02/13/12	Barclays Capital Group	CNY	7,579	1,178,220	1,172,557	(5,663)
Expiring 02/13/12	Barclays Capital Group	CNY	3,197	495,753	494,521	(1,232)
Expiring 02/13/12	Citigroup Global Markets	CNY	6,222	968,274	962,571	(5,703)
Expiring 02/13/12	Citigroup Global Markets	CNY	4,379	680,286	677,490	(2,796)
Expiring 02/13/12	Citigroup Global Markets	CNY	3,046	472,412	471,165	(1,247)
Expiring 02/13/12	Deutsche Bank	CNY	3,029	470,186	468,653	(1,533)
Expiring 02/13/12	Deutsche Bank	CNY	2,916	452,501	451,061	(1,440)
Expiring 02/13/12	JPMorgan Chase	CNY	3,691	574,000	571,063	(2,937)
Expiring 02/13/12	JPMorgan Chase	CNY	3,084	478,654	477,131	(1,523)
Expiring 02/13/12	UBS Securities	CNY	2,435	378,083	376,646	(1,437)
Euro,
Expiring 11/23/10	Barclays Capital Group	EUR	648	858,091	901,631	43,540
Indian Rupee,
Expiring 01/12/11	Barclays Capital Group	INR	6,295	134,000	139,620	5,620
Expiring 01/12/11	Hong Kong & Shanghai Bank	INR	33,095	704,000	733,998	29,998
Expiring 01/12/11	Morgan Stanley	INR	11,322	241,000	251,109	10,109
New Taiwanese Dollar,
Expiring 01/14/11	Deutsche Bank	TWD	10,247	331,243	335,096	3,853
Expiring 01/14/11	Deutsche Bank	TWD	3,121	99,135	102,055	2,920
Expiring 01/14/11	JPMorgan Chase	TWD	8,184	259,151	267,632	8,481
Expiring 01/14/11	Morgan Stanley	TWD	12,599	400,923	412,011	11,088
Expiring 01/14/11	UBS Securities	TWD	6,823	215,271	223,125	7,854
Singapore Dollar,
Expiring 11/12/10	Citigroup Global Markets	SGD	646	490,000	498,751	8,751
Expiring 11/12/10	Credit Suisse First Boston Corp.	SGD	447	340,000	345,573	5,573
Expiring 11/12/10	Credit Suisse First Boston Corp.	SGD	34	26,000	26,458	458
Expiring 11/12/10	Hong Kong & Shanghai Bank	SGD	632	480,000	488,053	8,053
Expiring 11/12/10	Royal Bank of Scotland	SGD	632	480,000	488,572	8,572
Expiring 06/09/11	Deutsche Bank	SGD	1,540	1,180,420	1,189,916	9,496
Expiring 06/09/11	Deutsche Bank	SGD	851	654,118	657,601	3,483

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	113

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

Forward foreign currency exchange contracts outstanding at October 31, 2010 (continued):

Purchase Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)(1)
South Korean Won,
Expiring 11/12/10	Barclays Capital Group	KRW	488,418	$396,186	$433,783	$37,597
Expiring 11/12/10	Barclays Capital Group	KRW	423,990	357,104	376,562	19,458
Expiring 11/12/10	Barclays Capital Group	KRW	117,820	100,000	104,640	4,640
Expiring 11/12/10	Barclays Capital Group	KRW	117,640	100,000	104,481	4,481
Expiring 11/12/10	Citigroup Global Markets	KRW	898,930	747,116	798,375	51,259
Expiring 11/12/10	Citigroup Global Markets	KRW	163,695	140,000	145,384	5,384
Expiring 11/12/10	Citigroup Global Markets	KRW	163,464	140,000	145,179	5,179
Expiring 11/12/10	Citigroup Global Markets	KRW	162,666	140,000	144,470	4,470
Expiring 11/12/10	Citigroup Global Markets	KRW	161,658	140,000	143,575	3,575
Expiring 11/12/10	Citigroup Global Markets	KRW	81,746	70,000	72,602	2,602
Expiring 11/12/10	Citigroup Global Markets	KRW	81,130	70,000	72,055	2,055
Expiring 11/12/10	Citigroup Global Markets	KRW	58,450	50,000	51,912	1,912
Expiring 11/12/10	Deutsche Bank	KRW	151,138	130,000	134,231	4,231
Expiring 11/12/10	Deutsche Bank	KRW	69,810	60,000	62,001	2,001
Expiring 11/12/10	Goldman Sachs & Co.	KRW	82,110	70,000	72,925	2,925
Expiring 11/12/10	JPMorgan Chase	KRW	297,895	260,000	264,572	4,572
Expiring 11/12/10	JPMorgan Chase	KRW	163,779	140,000	145,459	5,459
Expiring 11/12/10	JPMorgan Chase	KRW	125,262	106,001	111,250	5,249
Expiring 11/12/10	Morgan Stanley	KRW	310,797	270,000	276,031	6,031
Expiring 11/12/10	Royal Bank of Scotland	KRW	409,380	336,205	363,586	27,381
Expiring 11/12/10	Royal Bank of Scotland	KRW	10,458	9,000	9,288	288
Expiring 11/12/10	UBS Securities	KRW	906,705	799,000	805,280	6,280
Expiring 01/19/11	Hong Kong & Shanghai Bank	KRW	1,066,572	954,000	944,680	(9,320)
Expiring 01/19/11	Morgan Stanley	KRW	1,252,384	1,120,000	1,109,257	(10,743)
Expiring 01/19/11	Morgan Stanley	KRW	185,638	166,000	164,422	(1,578)
Expiring 05/09/11	Barclays Capital Group	KRW	188,400	167,720	166,587	(1,133)
Expiring 05/09/11	Citigroup Global Markets	KRW	729,700	646,038	645,217	(821)
Expiring 05/09/11	Citigroup Global Markets	KRW	657,000	585,666	580,934	(4,732)
Expiring 05/09/11	Citigroup Global Markets	KRW	450,000	401,785	397,900	(3,885)
Expiring 05/09/11	Goldman Sachs & Co.	KRW	151,857	133,818	134,275	457
Expiring 05/09/11	Hong Kong & Shanghai Bank	KRW	355,000	316,230	313,899	(2,331)
Expiring 05/09/11	JPMorgan Chase	KRW	819,900	722,995	724,974	1,979
Expiring 05/09/11	Royal Bank of Scotland	KRW	713,000	630,221	630,451	230

				$35,043,596	$35,341,174	$297,578

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)(1)
Australian Dollar,
Expiring 12/03/10	Deutsche Bank	AUD	9,358	$9,175,968	$9,127,788	$48,180
Brazilian Real,
Expiring 12/02/10	Hong Kong & Shanghai Bank	BRL	1,384	771,028	808,082	(37,054)
Expiring 03/02/11	Citigroup Global Markets	BRL	1,384	811,356	793,725	17,631

See Notes to Financial Statements.

114	THE TARGET PORTFOLIO TRUST

Forward foreign currency exchange contracts outstanding at October 31, 2010 (continued):

Sale Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)(1)
British Pound,
Expiring 12/20/10	UBS Securities	GBP	1,952	$3,040,855	$3,126,474	$(85,619)
Canadian Dollar,
Expiring 11/18/10	Royal Bank of Scotland	CAD	9,870	9,641,214	9,673,000	(31,786)
Chinese Yuan,
Expiring 11/17/10	Barclays Capital Group	CNY	7,579	1,130,929	1,136,612	(5,683)
Expiring 11/17/10	Barclays Capital Group	CNY	4,568	680,286	685,031	(4,745)
Expiring 11/17/10	Citigroup Global Markets	CNY	6,222	929,230	933,064	(3,834)
Expiring 11/23/10	Barclays Capital Group	CNY	3,329	495,753	499,332	(3,579)
Expiring 11/23/10	Citigroup Global Markets	CNY	3,172	472,412	475,759	(3,347)
Expiring 11/23/10	Deutsche Bank	CNY	3,157	470,186	473,517	(3,331)
Expiring 11/23/10	Deutsche Bank	CNY	3,040	452,501	455,911	(3,410)
Expiring 11/23/10	JPMorgan Chase	CNY	3,845	574,000	576,689	(2,689)
Expiring 11/23/10	JPMorgan Chase	CNY	3,215	478,654	482,189	(3,535)
Expiring 11/23/10	UBS Securities	CNY	2,435	362,059	365,140	(3,081)
Euro,
Expiring 11/23/10	Credit Suisse First Boston Corp.	EUR	224	308,679	311,675	(2,996)
Expiring 11/23/10	Deutsche Bank	EUR	8,384	10,736,802	11,665,548	(928,746)
Expiring 11/23/10	JPMorgan Chase	EUR	90	114,541	125,227	(10,686)
Indian Rupee,
Expiring 03/09/11	Barclays Capital Group	INR	139	3,000	3,056	(56)
Expiring 03/09/11	UBS Securities	INR	480	10,359	10,552	(193)
Japanese Yen,
Expiring 12/06/10	Royal Bank of Scotland	JPY	79,120	970,351	983,555	(13,204)
Expiring 12/06/10	Royal Bank of Scotland	JPY	23,951	286,578	297,739	(11,161)
Malaysian Ringgit,
Expiring 02/07/11	Deutsche Bank	MYR	17	5,559	5,507	52
Singapore Dollar,
Expiring 11/12/10	Deutsche Bank	SGD	1,540	1,180,258	1,189,845	(9,587)
Expiring 11/12/10	Deutsche Bank	SGD	851	654,017	657,561	(3,544)
South Korean Won,
Expiring 11/12/10	Barclays Capital Group	KRW	312,327	263,790	277,390	(13,600)
Expiring 11/12/10	Barclays Capital Group	KRW	188,400	168,259	167,325	934
Expiring 11/12/10	Citigroup Global Markets	KRW	729,700	647,701	648,075	(374)
Expiring 11/12/10	Citigroup Global Markets	KRW	657,000	588,446	583,507	4,939
Expiring 11/12/10	Citigroup Global Markets	KRW	450,000	402,865	399,663	3,202
Expiring 11/12/10	Citigroup Global Markets	KRW	304,840	257,629	270,740	(13,111)
Expiring 11/12/10	Goldman Sachs & Co.	KRW	151,857	134,315	134,870	(555)
Expiring 11/12/10	Hong Kong & Shanghai Bank	KRW	355,000	317,673	315,289	2,384
Expiring 11/12/10	JPMorgan Chase	KRW	819,900	724,293	728,185	(3,892)
Expiring 11/12/10	Royal Bank of Scotland	KRW	713,000	632,541	633,243	(702)
Expiring 11/12/10	Royal Bank of Scotland	KRW	305,263	258,194	271,116	(12,922)
Expiring 11/12/10	Royal Bank of Scotland	KRW	229,847	195,000	204,136	(9,136)
Expiring 11/12/10	Royal Bank of Scotland		KRW 229,808	195,000	204,101	(9,101)

				$48,542,281	$49,700,218	$(1,157,937)

(1)	Cash of $950,000 has been segregated to cover requirements for open forward foreign currency exchange contracts at October 31, 2010.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	115

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

Interest rate swap agreements outstanding at October 31, 2010:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup(2)	11/02/15		$8,200	1.60%	3 Month LIBOR	$(70,724)	$(21,320)	$(49,404)
Barclays Bank PLC(1)	12/15/17	AUD	1,900	5.50%	6 month Australian Bank Bill rate	(13,325)	(9,433)	(3,892)
Deutsche Bank(1)	12/15/17	AUD	1,200	5.50%	6 month Australian Bank Bill rate	(8,416)	(5,303)	(3,113)
Barclays Bank PLC(1)	01/02/14	BRL	8,700	11.99%	Brazilian interbank lending rate	74,639	2,366	72,273
Barclays Bank PLC(1)	01/02/13	BRL	9,300	11.91%	Brazilian interbank lending rate	67,627	38,322	29,305
Credit Suisse International(1)	01/02/13	BRL	2,000	12.48%	Brazilian interbank lending rate	21,987	(352)	22,339
Goldman Sachs & Co.(1)	01/02/13	BRL	700	11.93%	Brazilian interbank lending rate	5,668	(1,565)	7,233
Goldman Sachs & Co.(1)	01/02/14	BRL	11,200	11.96%	Brazilian interbank lending rate	91,986	(5,475)	97,461
Morgan Stanley & Co.(1)	01/02/13	BRL	800	12.59%	Brazilian interbank lending rate	9,768	929	8,839
Merrill Lynch & Co.(1)	01/02/14	BRL	19,600	11.86%	Brazilian interbank lending rate	65,453	16,338	49,115
UBS AG(1)	01/02/12	BRL	6,600	10.58%	Brazilian interbank lending rate	(47,364)	(48,916)	1,552
UBS AG(1)	01/02/12	BRL	900	11.02%	Brazilian interbank lending rate	7,575	—	7,575

						$204,874	$(34,409)	$239,283

(1)	Porfolio pays the floating rate and receives the fixed rate.
(2)	Porfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at October 31, 2010:

Counterparty	Termination Date	Notional Amount (000)(2)#	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(1):
Deutsche Bank	06/20/16	$1,100	0.72%	AutoZone, Inc., 6.95%, due 06/15/16	$919	$—	$919
UBS AG	06/20/17	1,200	0.56%	Cardinal Health, Inc., 6.00%, due 06/15/17	30,094	—	30,094
Barclays Bank PLC	06/20/15	400	0.15%	CitiFinancial, 6.625%, 06/01/15	22,180	—	22,180
Goldman Sachs & Co.	03/20/18	1,600	1.65%	CSX Corp., 6.25%, due 03/15/18	(119,206)	—	(119,206)

See Notes to Financial Statements.

116	THE TARGET PORTFOLIO TRUST

Credit default swap agreements outstanding at October 31, 2010: (continued):

Counterparty	Termination Date	Notional Amount (000)(2)#	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps—Buy Protection(1) (continued)
Bank of America Securities LLC	03/20/17	1,000	0.80%	Donnelley (R.R.) & Sons, 6.125%, due 01/15/17	$100,783	$—	$100,783
Merrill Lynch & Co.	12/20/11	363	0.00%	Dow Jones CDX HY7 Index	59,565	30,547	29,018
Deutsche Bank	06/20/18	2,033	1.50%	Dow Jones CDX IG10 10Y Index	(33,206)	(25,727)	(7,479)
Goldman Sachs & Co.	06/20/18	4,259	1.50%	Dow Jones CDX IG10 10Y Index	(69,576)	(128,304)	58,728
Morgan Stanley & Co.	06/20/18	11,035	1.50%	Dow Jones CDX IG10 10Y Index	(180,263)	(253,871)	73,608
Barclays Bank PLC	12/20/17	1,258	0.80%	Dow Jones CDX IG9 10Y Index	38,089	11,565	26,524
Goldman Sachs & Co.	12/20/17	1,549	0.80%	Dow Jones CDX IG9 10Y Index	46,880	19,283	27,597
Morgan Stanley & Co.	12/20/17	1,839	0.80%	Dow Jones CDX IG9 10Y Index	55,669	31,246	24,423
Deutsche Bank	03/20/14	700	1.25%	Embarq Corp., 7.08%, due 06/01/16	(8,485)	—	(8,485)
Deutsche Bank	03/20/14	600	1.27%	Embarq Corp., 7.08%, due 06/01/16	(7,688)	—	(7,688)
Deutsche Bank	03/20/14	600	1.43%	Embarq Corp., 7.08%, due 06/01/16	(10,906)	—	(10,906)
Morgan Stanley & Co.	03/20/14	200	1.30%	Embarq Corp., 7.08%, due 06/01/16	(2,770)	—	(2,770)
Deutsche Bank	09/20/16	200	0.51%	Goodrich Corp., 6.29%, due 07/01/16	719	—	719
Bank of America Securities LLC	09/20/17	1,900	2.29%	Limited Brands, Inc., 6.90%, due 07/15/17	(25,587)	—	(25,587)
UBS AG	06/20/17	200	0.48%	Newell Rubbermaid, Inc., 6.75%, due 03/15/12	12,030	—	12,030
Morgan Stanley & Co.	06/20/14	4,200	0.76%	Pearson Dollar, 5.70%, due 06/01/14	(44,077)	—	(44,077)
JPMorgan Chase	03/20/12	1,000	0.55%	Sprint Capital Corp., 8.375%, due 03/15/12	5,237	—	5,237
Morgan Stanley & Co.	06/20/12	300	0.11%	Target Corp., 5.875%, due 03/01/12	542	—	542

					$(129,057)	$(315,261)	$186,204

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	117

Total Return Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc., and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2010 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$9,850,532	$—
Bank Loans	—	988,212	—
Convertible Bond	—	1,204,500	—
Corporate Bonds	—	110,826,088	—
Foreign Government Bonds	—	20,202,271	—
Municipal Bonds	—	17,180,781	—
Residential Mortgage-Backed Securities	—	9,967,087	63,176
U.S. Government Mortgage-Backed Obligations	—	149,309,603	—
U.S. Treasury Obligations	—	71,447,987	—
Repurchase Agreements	—	68,600,00	—
Options Written	(1,025)	(1,301,505)	(357,777)
Affiliated Money Market Mutual Fund	364,739	—	—
Other Financial Instruments*
Futures	(284,785)	—	—
Forward foreign currency exchange contracts	—	(860,359)	—
Interest rate swap agreements	—	239,283	—
Credit default swap agreements	—	186,204	—

Total	$78,929	$457,840,684	$(294,601)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2010 were as follows:

U.S. Government Mortgage-Backed Obligations	40.3%
U.S. Treasury Obligations	19.3
Repurchase Agreements	18.5
Financial—Bank & Trust	11.1
Financial Services	7.9
Foreign Government Bonds	5.5
Municipal Bonds	4.6
Residential Mortgage-Backed Securities	2.7

See Notes to Financial Statements.

118	THE TARGET PORTFOLIO TRUST

Industry (cont’d.)
Asset-Backed Securities	2.7%
Telecommunications	1.9
Insurance	1.3
Paper & Forest Products	1.1
Metals & Mining	1.0
Utilities	0.8
Hotels & Motels	0.8
Retail & Merchandising	0.5
Transportation	0.5
Construction	0.5
Oil, Gas & Consumable Fuels	0.4
Tobacco	0.4
Automobile Manufacturers	0.4
Pharmaceuticals	0.4
Computer Services & Software	0.4
Automotive Parts	0.3
Printing & Publishing	0.3
Bank Loans	0.3
Affiliated Money Market Mutual Fund	0.1
Pipelines	0.1
Airlines	0.1
Aerospace	0.1

124.3
Options Written	(0.4)
Other liabilities in excess of other assets	(23.9)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	119

Intermediate-Term Bond Portfolio	Portfolio of Investments As of October 31, 2010

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		LONG-TERM INVESTMENTS—120.7%

		ASSET-BACKED SECURITIES—3.5%
Aaa	$500	AMMC CDO, Series 2006-6A, Class A1A, 144A 0.543%(c), 05/03/18	$473,796
Aaa	2,000	BA Credit Card Trust, Series 2007-A2, Class A2 0.276%(c), 06/17/13	1,999,419
Aaa	400	Series 2008-A5, Class A5 1.456%(c), 12/16/13	402,900
Aaa	1,936	Ford Credit Auto Owner Trust, Series 2009-A, Class A3B 2.756%(c), 05/15/13	1,961,116
Aaa	1,521	Series 2009-E, Class A2 0.80%, 03/15/12	1,521,879
B3	358	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5, Class A2A 0.386%(c), 05/25/37	282,633
Aaa	106	SLM Student Loan Trust, Series 2006-8, Class A2 0.288%(c), 10/25/16	106,285
Aaa	2,017	Series 2008-9, Class A 1.788%(c), 04/25/23	2,087,254
Aaa	5	Wells Fargo Home Equity Trust, Series 2005-2, Class AII2 0.496%(c), 10/25/35	4,683

		TOTAL ASSET-BACKED SECURITIES (cost $8,851,078)	8,839,965

		BANK LOAN(c)(g)—0.2%
Ba3	500	International Lease Finance, Term B2 (cost $490,929) 7.00%, 03/17/16	510,893

		COMMERCIAL MORTGAGE-BACKED SECURITIES—1.5%
Aaa	1,100	Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1, 144A 3.156%, 11/01/15	1,132,644
		Credit Suisse Mortgage Capital Certificates,
NR	600	Series 2010-RR1, Class 2A, 144A 5.695%(c), 09/15/40	642,285
NR	600	Series 2010-RR1, Class 3A, 144A 5.837%(c), 06/10/49	653,410
Aaa	700	Series 2010-RR7, Class 2A, 144A 5.378%(c), 09/18/39	771,863

See Notes to Financial Statements.

120	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
AAA(d)	$53	GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A1 4.229%, 12/10/37	$53,425
Aaa	131	GS Mortgage Securities Corp. II, Series 2001-1285, Class A1, 144A 6.044%, 08/15/18	133,336
Aaa	400	Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A 0.795%(c), 07/09/21	373,190

		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,575,236)	3,760,153

		CORPORATE BONDS—72.9%

		Airlines—0.9%
Baa2	400	Delta Air Lines, Inc., Pass-Through Certificates 6.20%, 07/02/18	428,000
BBB-(d)	500	7.111%, 03/18/13	523,750
BBB+(d)	750	Southwest Airlines Co., First Mortgage, 144A 10.50%, 12/15/11	817,810
NR	1,024	United Airlines, Inc., Equipment Trust(g)(i) 10.85%, 02/19/15	475,962

			2,245,522

		Auto Manufacturers—0.9%
A3	2,300	Volkswagen International Finance NV, Gtd. Notes, 144A (Netherlands) 1.625%, 08/12/13	2,320,104

		Beverages—0.5%
Baa2	1,200	Anheuser-Busch Inbev Worldwide, Inc., Gtd. Notes 1.019%(c), 03/26/13	1,210,291

		Chemicals—0.4%
Baa1	800	Potash Corp. of Saskatchewan, Inc., Sr. Unsec’d. Notes (Canada) 5.25%, 05/15/14	881,480

		Commercial Banks—23.0%
A2	700	American Express Centurion Bank, Sr. Unsec’d. Notes 0.406%(c), 06/12/12	693,411
Aa2	2,200	ANZ National International Ltd., Bank Gtd. Notes, 144A (New Zealand) 6.20%, 07/19/13	2,459,725
Baa2	1,100	Banco do Brasil SA, Sr. Unsec’d. Notes, 144A (Brazil) 4.50%, 01/22/15	1,163,250

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	121

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Commercial Banks (continued)
Aa3		$1,200	Banco Santander Chile, Sr. Unsec’d. Notes, 144A (Chile) 1.539%(c), 04/20/12	$1,199,570
Aa3		500	3.75%, 09/22/15	509,339
A2		600	Bank of America Corp., Sr. Unsec’d. Notes 0.793%(c), 09/11/12	588,540
A2		2,000	Sr. Unsec’d. Notes, MTN 0.622%(c), 09/15/14	1,908,418
Aa2		1,000	Bank of Tokyo-Mitsubishi UFJ Ltd., Sr. Unsec’d. Notes, 144A (Japan) 2.60%, 01/22/13	1,032,055
Aaa		3,380	Barclays Bank PLC, (United Kingdom) Gov’t. Liquid Gtd. Notes, 144A 2.70%, 03/05/12	3,453,600
Aa3		2,300	Sr. Unsec’d. Notes 5.45%, 09/12/12	2,492,538
			Canadian Imperial Bank of Commerce,
Aaa		500	Covered Bonds, 144A (Canada) 2.00%, 02/04/13	513,163
Aaa		1,200	2.60%, 07/02/15	1,254,701
Aa1		1,400	Commonwealth Bank of Australia, Sr. Unsec’d. Notes, 144A (Australia) 0.841%(c), 03/19/13	1,403,258
Aa1		1,000	3.50%, 03/19/15	1,059,022
Aa3		3,200	ING Bank NV, Sr. Notes, 144A (Netherlands)(g) 1.609%(c), 10/18/13	3,195,408
A1		600	Korea Development Bank, Sr. Unsec’d. Notes (South Korea) 5.75%, 09/10/13	661,579
Aaa		7,000	National Australia Bank Ltd., Gov’t. Liquid Gtd. Notes, 144A (Australia) 2.55%, 01/13/12	7,164,045
Aaa	DKK	16,500	Nykredit Realkredit A/S, Covered Bonds (Denmark) 4.00%, 01/01/11	3,090,841
Aaa		1,200	Rabobank Nederland NV, Jr. Sub. Notes, 144A (Netherlands) 11.00%(c), 06/29/49	1,602,000
Aaa		2,900	Royal Bank of Scotland Group PLC, (United Kingdom) Gov’t. Liquid Gtd. Notes, 144A 0.559%(c), 03/30/12	2,898,266
Ba2		1,100	Sub. Notes 5.05%, 01/08/15	1,108,903

See Notes to Financial Statements.

122	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Commercial Banks (continued)
Aaa	$2,300	Royal Bank of Scotland PLC (The), (United Kingdom) Gov’t. Liquid Gtd. Notes, 144A 2.625%, 05/11/12	$2,347,955
Aaa	1,000	Gov’t. Liquid Gtd. Notes, MTN 1.188%(c), 04/23/12	1,007,153
Aaa	2,400	2.65%, 04/23/12	2,467,766
Aa3	1,200	Gtd. Notes 2.759%(c), 08/23/13	1,228,854
Aaa	1,200	Sparebanken 1 Boligkreditt, Covered Bonds, 144A (Norway) 1.25%(c), 10/25/14	1,203,397
Aaa	1,200	Toronto-Dominion Bank (The), Covered Bonds, 144A (Canada) 2.20%, 07/29/15	1,221,586
Aaa	4,000	Westpac Banking Corp., Gov’t. Liquid Gtd. Notes, 144A (Australia) 3.25%, 12/16/11	4,111,720
Aaa	4,000	3.585%, 08/14/14	4,305,040

			57,345,103

		Diversified Financial Services—17.5%
A1	2,300	Allstate Life Global Funding Trusts, Sr. Sec’d. Notes, MTN 5.375%, 04/30/13	2,545,166
A2	500	American Express Bank FSB, Sr. Unsec’d. Notes 5.50%, 04/16/13	545,288
A2	1,800	American Express Credit Corp., Sr. Unsec’d. Notes, MTN 5.875%, 05/02/13	1,981,231
Aa3	1,000	Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes, MTN 6.95%, 08/10/12	1,103,209
Aaa	2,500	BNP Paribas Home Loan Covered Bonds SA, Covered Bonds, 144A (France) 2.20%, 11/02/15	2,513,933
Aaa	1,000	BRFkredit A/S, Gov’t. Liquid Gtd. Notes, 144A (Denmark) 0.539%(c), 04/15/13	999,685
A3	2,300	Capital One Bank USA NA, Sub. Notes 6.50%, 06/13/13	2,546,033
Aaa	2,500	Cie De Financement Foncier, Covered Bonds, 144A (France) 1.625%, 07/23/12	2,527,975

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	123

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			CORPORATE BONDS (continued)

			Diversified Financial Services (continued)
A3		$300	Citigroup, Inc., Sr. Unsec’d. Notes 0.417%(c), 03/16/12	$296,203
A3		3,600	5.50%, 04/11/13	3,897,612
A3		2,200	6.50%, 08/19/13	2,454,740
A2		700	Countrywide Financial Corp., Gtd. Notes, MTN 0.858%(c), 05/07/12	690,418
A2		500	5.80%, 06/07/12	527,843
Aa1		600	Credit Agricole SA, Notes, 144A (France) 0.816%(c), 02/02/12	597,548
Aa1		750	Credit Suisse, Sr. Unsec’d. Notes, MTN (Switzerland) 3.50%, 03/23/15	793,940
Aa1		2,200	5.00%, 05/15/13	2,406,543
Aaa		1,200	Danfin Funding Ltd., Gov’t. Liquid Gtd. Notes, 144A (Ireland) 0.989%(c), 07/16/13	1,198,963
Ba2		200	Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes 7.50%, 08/01/12	214,763
Ba2		1,100	8.625%, 11/01/10	1,100,000
Aa1	EUR	1,000	General Electric Capital Corp., Sub. Notes, 144A 5.50%(c), 09/15/67	1,238,709
A3		400	HSBC Finance Corp., Sr. Unsec’d. Notes 0.558%(c), 04/24/12	396,514
A3		3,200	0.642%(c), 09/14/12	3,153,031
A3		300	0.727%(c), 06/01/16	272,138
A1		1,800	Lehman Brothers Holdings, Inc.,(i) Sr. Unsec’d. Notes, MTN 2.85%, 12/23/24	382,500
A+(d)		600	5.625%, 01/24/13	134,250
Aaa		2,300	Macquarie Bank Ltd., Gov’t. Liquid Gtd. Notes, 144A (Australia) 3.30%, 07/17/14	2,478,600
Aa2		1,200	MassMutual Global Funding II, Sr. Sec’d. Notes, 144A 2.875%, 04/21/14	1,262,630
A2		1,400	Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN 6.15%, 04/25/13	1,517,429

See Notes to Financial Statements.

124	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Diversified Financial Services (continued)
A2	$1,600	Morgan Stanley, Sr. Unsec’d. Notes, MTN 6.00%, 04/28/15	$1,778,456
Aaa	1,900	Stadshypotek AB, Covered Bonds, 144A (Sweden) 0.839%(c), 09/30/13	1,900,008

			43,455,358

		Diversified Manufacturing—0.7%
Baa3	600	AngloGold Ashanti Holdings PLC, Gtd. Notes (United Kingdom) 5.375%, 04/15/20	640,798
A1	1,000	Siemens Financieringsmaatschappij NV, Gtd. Notes, 144A (Netherlands) 5.50%, 02/16/12	1,057,770

			1,698,568

		Electric—1.8%
Ba1	1,200	CMS Energy Corp., Sr. Unsec’d. Notes 4.25%, 09/30/15	1,223,830
Aa3	500	Dayton Power & Light Co. (The), First Mortgage 5.125%, 10/01/13	558,216
A2	2,300	Public Service Electric & Gas Co., Sec’d. Notes, MTN 5.30%, 05/01/18	2,625,507

			4,407,553

		Electric - Integrated—0.7%
Baa3	1,200	Entergy Corp., Sr. Unsec’d. Notes 3.625%, 09/15/15	1,225,391
		Orange & Rockland Utilities, Inc., Sr. Unsec’d. Notes, 144A(g)
Baa1	600	2.50%, 08/15/15	608,065

			1,833,456

		Electronics—0.5%
Baa3	1,200	Agilent Technologies, Inc., Sr. Unsec’d. Notes 2.50%, 07/15/13	1,225,435

		Financial - Bank & Trust—6.9%
Aa1	3,000	Dexia Credit Local, Gov’t. Liquid Gtd. Notes, 144A (France) 0.539%(c), 01/12/12	2,985,474
Aa1	2,000	0.693%(c), 03/05/13	1,992,958
Aa1	2,000	0.768%(c), 04/29/14	1,991,926

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	125

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Financial - Bank & Trust (continued)
Aaa	$2,400	NIBC Bank NV, Gov’t. Liquid Gtd. Notes, 144A (Netherlands) 2.80%, 12/02/14	$2,545,558
Aa2	400	Santander US Debt SA Unipersonal, Bank Gtd. Notes, 144A (Spain) 1.089%(c), 03/30/12	394,733
Aaa	2,200	Swedbank AB, Gov’t. Liquid Gtd. Notes, 144A (Sweden) 0.739%(c), 01/14/13	2,197,595
Aaa	2,300	2.80%, 02/10/12	2,366,017
A1	350	Wachovia Corp., Sr. Unsec’d. Notes, MTN 2.236%(c), 05/01/13	360,004
Aaa	2,200	Westpac Securities NZ Ltd., Gov’t. Liquid Gtd. Notes, 144A (New Zealand) 3.45%, 07/28/14	2,349,906

			17,184,171

		Food—0.5%
		WM Wrigley Jr. Co., Sec’d. Notes, 144A
Baa2	1,200	2.45%, 06/28/12	1,212,119

		Healthcare - Services—0.2%
Ba3	500	HCA, Inc., Sr. Sec’d. Notes 7.25%, 09/15/20	546,875

		Hotels—0.3%
B1	700	MGM Resorts International, Sr. Sec’d. Notes, 144A 9.00%, 03/15/20	765,625

		Insurance—2.4%
Ba2	500	American International Group, Inc., Jr. Sub. Debs. 8.175%(c), 05/15/68	532,500
A3	160	Sr. Unsec’d. Notes 4.25%, 05/15/13	167,200
A3	1,100	MetLife, Inc., Sr. Unsec’d. Notes 1.674%(c), 08/06/13	1,115,252
A1	1,000	Monumental Global Funding III, Sr. Sec’d. Notes, 144A 0.458%(c), 01/25/13	970,224

See Notes to Financial Statements.

126	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Insurance (continued)
Baa1	$1,000	Ohio National Financial Services, Inc., Sr. Notes, 144A 6.375%, 04/30/20	$1,078,597
A1	2,200	Sun Life Financial Global Funding LP, Gtd. Notes, 144A 0.541%(c), 10/06/13	2,140,285

			6,004,058

		Investment Company—0.8%
Aaa	2,000	FIH Erhvervsbank A/S, Gov’t. Liquid Gtd. Notes, 144A (Denmark) 0.663%(c), 06/13/13	1,997,466

		Machinery & Equipment—0.1%
Ba1	300	Kinder Morgan Finance Co. ULC, Gtd. Notes (Canada) 5.35%, 01/05/11	301,695

		Media—1.4%
B1	1,200	Charter Communications Operating LLC / Charter Communications Operating Capital, Sec’d. Notes, 144A 8.00%, 04/30/12	1,276,500
Baa2	1,200	NBC Universal, Inc., Sr. Unsec’d. Notes, 144A 4.375%, 04/01/21	1,225,663
Baa1	850	Pearson Dollar Finance Two PLC, Gtd. Notes, 144A (United Kingdom) 5.50%, 05/06/13	927,824

			3,429,987

		Metals & Mining—1.9%
Baa1	1,200	Anglo American Capital PLC, Gtd. Notes, 144A (United Kingdom) 2.15%, 09/27/13	1,220,230
A1	2,200	BHP Billiton Finance USA Ltd., Gtd. Notes (Australia) 5.125%, 03/29/12	2,332,292
Baa3	1,200	Teck Resources Ltd., Gtd. Notes (Canada) 4.50%, 01/15/21	1,252,446

			4,804,968

		Oil, Gas & Consumable Fuels—4.1%
Baa2	1,100	Cenovus Energy, Inc., Sr. Unsec’d. Notes (Canada) 4.50%, 09/15/14	1,215,119

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	127

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Oil, Gas & Consumable Fuels (continued)
Baa2	$400	Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A 4.00%, 07/15/15	$423,704
Baa2	600	5.45%, 07/15/20	651,244
Baa1	400	Noble Holding International Ltd., Gtd. Notes (Cayman Islands) 3.45%, 08/01/15	423,846
Baa1	800	Petrobras International Finance Co., Gtd. Notes (Cayman Islands) 7.875%, 03/15/19	1,011,106
Baa1	1,200	Petroleos Mexicanos, Gtd. Notes (Mexico) 5.50%, 01/21/21	1,304,640
Aa1	1,200	Shell International Finance BV, Gtd. Notes (Netherlands) 3.10%, 06/28/15	1,272,510
Aa1	1,000	Total Capital SA, Gtd. Notes (France) 3.00%, 06/24/15	1,052,646
Aaa	2,500	XTO Energy, Inc., Sr. Unsec’d. Notes 4.625%, 06/15/13	2,749,460

			10,104,275

		Pharmaceuticals—0.4%
A3	1,000	Teva Pharmaceutical Finance III LLC, Gtd. Notes 0.691%(c), 12/19/11	1,003,917

		Pipelines—0.7%
Ba1	250	NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A 7.119%, 12/15/17	281,875
A3	1,500	TransCanada Pipelines Ltd., Sr. Unsec’d. Notes (Canada) 3.80%, 10/01/20	1,545,754

			1,827,629

		Real Estate Investment Trusts—0.5%
Baa3	1,200	Ventas Realty LP, Gtd. Notes 6.75%, 04/01/17	1,241,177

See Notes to Financial Statements.

128	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		CORPORATE BONDS (continued)

		Savings & Loan—0.9%
Aaa	$2,300	Nationwide Building Society, Gov’t. Liquid Gtd. Notes, 144A (United Kingdom) 0.549%(c), 05/17/12	$2,295,901

		Software—0.5%
A2	1,200	Oracle Corp., Sr. Notes, 144A 3.875%, 07/15/20	1,250,754

		Telecommunications—2.8%
A2	600	America Movil Sab de CV, Gtd. Notes (Mexico) 3.625%, 03/30/15	636,972
A2	675	Cellco Partnership / Verizon Wireless Capital LLC, Sr. Unsec’d. Notes 5.55%, 02/01/14	761,421
Baa2	1,680	Rogers Communications, Inc., Gtd. Notes (Canada) 6.375%, 03/01/14	1,939,982
Ba3	1,800	Sprint Capital Corp., Gtd. Notes 7.625%, 01/30/11	1,822,500
Baa2	500	Telecom Italia Capital SA, Gtd. Notes (Luxembourg) 6.175%, 06/18/14	558,645
Baa1	1,247	Telefonica Emisiones SAU, Gtd. Notes (Spain) 0.775%(c), 02/04/13	1,228,758

			6,948,278

		Tobacco—0.5%
Baa1	1,000	Altria Group, Inc., Gtd. Notes 8.50%, 11/10/13	1,205,532

		Utilities—1.1%
Baa2	2,400	Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes 5.80%, 03/01/21	2,691,132

		TOTAL CORPORATE BONDS (cost $176,889,555)	181,438,429

		FOREIGN GOVERNMENT BONDS—2.2%
Aa1	1,200	Eksportfinans ASA, Notes (Norway) 2.00%, 09/15/15	1,214,938
Aaa	1,000	Kommunalbanken AS, Sr. Unsec’d. Notes, 144A (Norway) 1.75%, 10/05/15	1,006,027

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	129

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		FOREIGN GOVERNMENT BONDS (continued)
Baa3	$1,500	Republic of Panama, Sr. Unsec’d. Notes (Panama) 9.375%, 04/01/29	$2,318,280
A3	750	Republic of South Africa, Sr. Unsec’d. Notes (South Africa) 5.875%, 05/30/22	869,062

		TOTAL FOREIGN GOVERNMENT BONDS (cost $4,485,745)	5,408,307

		MUNICIPAL BONDS—2.8%

		California—0.7%
A1	1,000	State of California, General Obligation Unlimited 5.65%, 04/01/39	1,077,980
Baa3	800	Tobacco Securitization Authority of Southern California, Revenue Bonds 5.00%, 06/01/37	632,160

			1,710,140

		Florida—0.3%
Aa2	800	County of Broward Florida, Revenue Bonds 6.206%, 10/01/30	807,160

		Illinois—0.4%
Aa3	1,000	Illinois State Toll Highway Authority, Revenue Bonds 5.293%, 01/01/24	1,009,690

		New York—1.1%
Aa2	325	New York City Municipal Water Finance Authority, Revenue Bonds 5.44%, 06/15/43	324,652
Aa1	1,100	New York City Transitional Finance Authority, Revenue Bonds 4.075%, 11/01/20	1,095,765
Aa1	1,200	5.008%, 08/01/27	1,206,564

			2,626,981

		West Virginia—0.3%
Baa3	950	Tobacco Settlement Financial Authority of West Virginia, Revenue Bonds 7.467%, 06/01/47	737,286

		TOTAL MUNICIPAL BONDS (cost $7,003,280)	6,891,257

		RESIDENTIAL MORTGAGE-BACKED SECURITIES—4.6%
Aaa	196	American Home Mortgage Investment Trust, Series 2004-4, Class 5A 2.503%(c), 02/25/45	182,553

See Notes to Financial Statements.

130	THE TARGET PORTFOLIO TRUST

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
			RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Aaa		$263	Bank of America Funding Corp., Series 2006-A, Class 1A1 3.182%(c), 02/20/36	$247,591
A3		384	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 11A2 2.917%(c), 11/25/34	363,602
Baa2		804	Series 2004-8, Class 13A1 3.22%(c), 11/25/34	691,485
Caa3		707	Bear Stearns Alt-A Trust, Series 2006-6, Class 31A1 5.153%(c), 11/25/36	437,707
Caa3		637	Series 2006-6, Class 32A1 5.354%(c), 11/25/36	397,390
Aaa		249	Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A 2.67%(c), 12/25/35	239,440
BB+(d)		1,399	Series 2006-AR1, Class 1A1 2.66%(c), 10/25/35	1,214,593
AAA(d)		73	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.25%, 12/25/33	75,901
Aa3		126	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A 6.50%(c), 01/25/34	127,416
Aaa		764	Series 2004-25, Class 1A1 0.586%(c), 02/25/35	559,973
Aa1		21	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1 6.50%, 04/25/33	21,737
AA+(d)	EUR	800	EMF-NL, Series 2008-APRX, Class A2 (Netherlands) 1.787%(c), 04/17/41	873,069
Aaa		170	Federal Home Loan Mortgage Corp., Series 2892, Class BL 5.00%, 01/15/18	173,797
Aaa		1,978	Series 3346, Class FA 0.486%(c), 02/15/19	1,977,171
Aaa		204	Federal National Mortgage Assoc., Series 2006-67, Class PA 5.50%, 03/25/28	206,601
Aaa		260	FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2 7.00%, 10/25/43	294,190
Aaa		793	Series T-75, Class A1 0.296%(c), 12/25/36	787,659
Aaa		59	Government National Mortgage Assoc., Series 1995-2, Class KQ 8.50%, 03/20/25	68,246

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	131

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

MOODY’S RATINGS† (UNAUDITED)	PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Aaa	$81	Series 2000-9, Class FG 0.856%(c), 02/16/30	$81,311
Aaa	117	Series 2000-9, Class FH 0.756%(c), 02/16/30	117,273
Aaa	227	Series 2000-11, Class PH 7.50%, 02/20/30	246,224
Aaa	172	Granite Master Issuer PLC, Series 2006-3, Class A7 (United Kingdom) 0.356%, 12/20/48	159,682
Baa2	406	Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1 0.486%(c), 06/25/45	251,602
Aaa	356	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.895%(c), 09/25/35	342,165
B2	331	Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A 0.466%(c), 02/25/36	250,470
A1	266	MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A 1.256%(c), 10/25/35	228,188
Aaa	381	Sequoia Mortgage Trust, Series 10, Class 2A1 0.636%(c), 10/20/27	345,556
Aa1	120	Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A1 0.506%(c), 07/19/35	78,688
BBB(d)	37	Structured Asset Securities Corp., Series 2001-21A, Class 1A1 2.336%(c), 01/25/32	33,197
A1	298	Washington Mutual, Inc., Mortgage Pass-Through Certificates, Series 2002-AR6, Class A 1.753%(c), 06/25/42	242,563
Aa2	18	Series 2002-AR9, Class 1A 1.753%(c), 08/25/42	15,420

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $12,592,230)	11,332,460

		U.S. GOVERNMENT AGENCY OBLIGATIONS—4.1%
	8,000	Federal Home Loan Mortgage Corp., Notes(k) 5.00%, 04/18/17	9,483,720
	194	Small Business Administration Participation Certificates, Series 2008-20A, Class 1 5.17%, 01/01/28	217,640
	379	Series 2008-20D, Class 1 5.37%, 04/01/28	430,278

		TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $9,155,411)	10,131,638

See Notes to Financial Statements.

132	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS—13.2%
$108	Federal National Mortgage Assoc. 2.452%(c), 07/01/25	$112,184
2,000	3.50%, TBA	2,013,438
60	3.875%(c), 08/01/24	61,816
29,000	4.00%, TBA	29,897,202
6	5.052%(c), 12/01/30	6,046
55	Government National Mortgage Assoc. 3.125%, 10/20/24-12/20/26	57,002
305	3.25%(c), 03/20/30	315,476
283	3.375%, 05/20/23-06/20/27	292,808
181	3.625%, 08/20/26-07/20/30	187,304

	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $32,931,801)	32,943,276

	U.S. TREASURY OBLIGATIONS—15.7%
12,800	U.S. Treasury Notes 1.25%, 09/30/15	12,860,006
1,300	1.75%, 07/31/15	1,338,701
8,550	3.375%, 11/15/19	9,177,220
14,550	3.50%, 05/15/20	15,692,466

	TOTAL U.S. TREASURY OBLIGATIONS (cost $38,913,585)	39,068,393

	TOTAL LONG-TERM INVESTMENTS (cost $294,888,850)	300,324,771

	SHORT-TERM INVESTMENTS—2.2%

	REPURCHASE AGREEMENT(m)—1.7%
4,300	Credit Suisse Securities (USA) LLC, 0.23%, dated 10/29/10, due 11/01/10 in the amount of $4,300,082 (cost $4,300,000)	4,300,000

SHARES

	AFFILIATED MONEY MARKET MUTUAL FUND—0.5%
1,234,484	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (Note 3) (cost $1,234,484)(w)	1,234,484

	TOTAL SHORT-TERM INVESTMENTS (cost $5,534,484)	5,534,484

	TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—122.9% (cost $300,423,334; Note 5)	305,859,255

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	133

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

NOTIONAL AMOUNTS (000)#	DESCRIPTION	COUNTERPARTY	VALUE (NOTE 1)
	OPTIONS WRITTEN*—(0.1)%

	Call Options
$7,000	90 Day Euro Dollar Futures, expiring 12/13/10, Strike Price $99.50		$(3,325)
2,500	10 Year U.S. Treasury Note Futures, expiring 11/26/10, Strike Price $129.00		(3,906)
12,600	Interest Rate Swap Options, Pay a fixed rate of 1.50% and receive a floating rate based on 3-month LIBOR, expiring 12/13/10	Morgan Stanley	(71,088)

			(78,319)

	Put Options—(0.1)%
7,000	90 Day Euro Dollar Futures, expiring 12/13/10, Strike Price $99.50		(263)
2,500	10 Year U.S. Treasury Note Futures, expiring 11/26/10, Strike Price $125.00		(12,500)
	Interest Rate Swap Options,
12,600	Receive a fixed rate of 2.10% and pay a floating rate based on 3-month LIBOR, expiring 12/13/10	Morgan Stanley	(4,061)
9,000	Receive a fixed rate of 2.75% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	(38,294)
5,400	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Bank of America	(17,912)
3,000	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Barclays Capital Group	(9,951)
5,100	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Citigroup Global Markets	(16,917)
1,000	Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, expiring 06/18/12	Deutsche Bank	(3,317)
3,200	Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Bank of America	(13,823)
700	Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Citigroup Global Markets	(3,024)
16,300	Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, expiring 09/24/12	Morgan Stanley	(70,412)

			(190,474)

See Notes to Financial Statements.

134	THE TARGET PORTFOLIO TRUST

NOTIONAL AMOUNTS (000)#	DESCRIPTION	COUNTERPARTY	VALUE (NOTE 1)
	TOTAL OPTIONS WRITTEN (premiums received $480,660)		(268,793)

	TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN(o)—122.8% (cost $299,942,674; Note 5) Other liabilities in excess of other assets(x)—(22.8)%		305,590,462
			(56,773,796)

	NET ASSETS—100%		$248,816,666

The following abbreviations were used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

FHLMC—Federal Home Loan Mortgage Corp.

FSB—Federal Saving Bank

MTN—Medium Term Note

NR—Not Rated by Moodys or Standard & Poor’s

TBA—To Be Announced

USA—United States of America

AUD—Australian Dollar

BRL—Brazilian Real

CNY—Chinese Yuan

DKK—Danish Krone

EUR—Euro

GBP—British Pound

KRW—South Korean Won

MXN—Mexican Peso

SGD—Singapore Dollar

#	Principal and notional amount is shown in U.S. dollars unless otherwise stated.
†	The ratings reflected are as of October 31, 2010. Ratings of certain bonds may have changed subsequent to that date.
*	Non-income producing security.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2010.
(d)	Standard & Poor’s rating.
(g)	Indicates a security or securities that have been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(m)	Repurchase agreement is collateralized by United States Treasuries.
(o)	As of October 31, 2010, three securities representing $2,378,303 and 1.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(x)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

Forward foreign currency exchange contracts outstanding at October 31, 2010:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 12/03/10	Citigroup Global Markets	AUD	143	$140,487	$139,482	$(1,005)
Brazilian Real,
Expiring 12/02/10	Hong Kong & Shanghai Bank	BRL	549	318,699	320,503	1,804

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	135

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

Forward foreign currency exchange contracts outstanding at October 31, 2010 (continued):

Purchase Contracts (continued)	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan,
Expiring 11/17/10	Citigroup Global Markets	CNY	1,108	$167,000	$166,124	$(876)
Expiring 11/17/10	Deutsche Bank	CNY	1,088	164,000	163,127	(873)
Expiring 11/17/10	Deutsche Bank	CNY	893	135,000	133,978	(1,022)
Expiring 11/17/10	Deutsche Bank	CNY	588	88,819	88,147	(672)
Expiring 11/17/10	Deutsche Bank	CNY	279	42,000	41,808	(192)
Expiring 11/17/10	Morgan Stanley	CNY	563	85,000	84,356	(644)
Expiring 11/17/10	Morgan Stanley	CNY	562	85,000	84,331	(669)
Expiring 11/23/10	Barclays Capital Group	CNY	398	60,000	59,656	(344)
Expiring 11/23/10	Barclays Capital Group	CNY	279	42,000	41,819	(181)
Expiring 04/07/11	Hong Kong & Shanghai Bank	CNY	14,553	2,200,000	2,200,445	445
Expiring 09/14/11	Barclays Capital Group	CNY	13,237	2,000,000	2,021,423	21,423
Expiring 11/15/11	Barclays Capital Group	CNY	536	83,424	82,222	(1,202)
Expiring 11/15/11	Citigroup Global Markets	CNY	3,227	496,656	494,950	(1,706)
Expiring 11/15/11	JPMorgan Chase	CNY	1,318	205,200	202,181	(3,019)
Mexican Peso,
Expiring 02/22/11	JPMorgan Chase	MXN	19,338	1,506,263	1,552,267	46,004
Singapore Dollar,
Expiring 03/09/11	Deutsche Bank	SGD	416	310,995	321,192	10,197
Expiring 03/09/11	JPMorgan Chase	SGD	100	74,201	77,267	3,066
Expiring 03/09/11	Royal Bank of Scotland	SGD	190	141,060	146,807	5,747
South Korean Won,
Expiring 11/12/10	Barclays Capital Group	KRW	117,820	100,000	104,640	4,640
Expiring 11/12/10	Barclays Capital Group	KRW	117,640	100,000	104,481	4,481
Expiring 11/12/10	Citigroup Global Markets	KRW	116,925	100,000	103,846	3,846
Expiring 11/12/10	Citigroup Global Markets	KRW	116,760	100,000	103,699	3,699
Expiring 11/12/10	Citigroup Global Markets	KRW	116,190	100,000	103,193	3,193
Expiring 11/12/10	Citigroup Global Markets	KRW	115,470	100,000	102,553	2,553
Expiring 11/12/10	Citigroup Global Markets	KRW	58,390	50,000	51,858	1,858
Expiring 11/12/10	Citigroup Global Markets	KRW	57,950	50,000	51,468	1,468
Expiring 11/12/10	Deutsche Bank	KRW	116,260	100,000	103,255	3,255
Expiring 11/12/10	Goldman Sachs & Co.	KRW	58,650	50,000	52,089	2,089
Expiring 11/12/10	JPMorgan Chase	KRW	217,693	190,000	193,341	3,341
Expiring 11/12/10	JPMorgan Chase	KRW	128,684	110,000	114,289	4,289
Expiring 11/12/10	JPMorgan Chase	KRW	113,350	100,000	100,671	671
Expiring 11/12/10	JPMorgan Chase	KRW	36,245	30,672	32,191	1,519
Expiring 11/12/10	Morgan Stanley	KRW	230,220	200,000	204,467	4,467
Expiring 05/09/11	Barclays Capital Group	KRW	79,800	71,041	70,561	(480)
Expiring 05/09/11	Citigroup Global Markets	KRW	308,500	273,130	272,783	(347)
Expiring 05/09/11	Citigroup Global Markets	KRW	278,000	247,816	245,814	(2,002)
Expiring 05/09/11	Citigroup Global Markets	KRW	190,000	169,643	168,002	(1,641)
Expiring 05/09/11	Goldman Sachs & Co.	KRW	64,346	56,703	56,897	194
Expiring 05/09/11	Hong Kong & Shanghai Bank	KRW	150,000	133,618	132,633	(985)
Expiring 05/09/11	JPMorgan Chase	KRW	346,600	305,635	306,471	836
Expiring 05/09/11	Royal Bank of Scotland	KRW	301,000	266,054	265,680	(374)

				$11,350,116	$11,466,967	$116,851

See Notes to Financial Statements.

136	THE TARGET PORTFOLIO TRUST

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 12/02/10	Hong Kong & Shanghai Bank	BRL	549	$320,000	$320,503	$(503)
Expiring 02/02/11	Hong Kong & Shanghai Bank	BRL	549	314,950	316,526	(1,576)
British Pound,
Expiring 12/20/10	UBS Securities	GBP	666	1,037,505	1,066,717	(29,212)
Chinese Yuan,
Expiring 11/17/10	Barclays Capital Group	CNY	536	80,723	80,378	345
Expiring 11/17/10	Citigroup Global Markets	CNY	3,227	483,013	483,847	(834)
Expiring 11/17/10	JPMorgan Chase	CNY	1,318	198,494	197,646	848
Danish Krone,
Expiring 01/04/11	Citigroup Global Markets	DKK	17,017	3,039,347	3,173,977	(134,630)
Euro,
Expiring 11/23/10	Deutsche Bank	EUR	657	841,374	914,154	(72,780)
Expiring 01/25/11	Citigroup Global Markets	EUR	1,362	1,893,663	1,893,351	312
Singapore Dollar,
Expiring 03/09/11	Barclays Capital Group	SGD	706	528,767	545,266	(16,499)
South Korean Won,
Expiring 11/12/10	Barclays Capital Group	KRW	79,800	71,269	70,873	396
Expiring 11/12/10	Citigroup Global Markets	KRW	308,500	273,833	273,991	(158)
Expiring 11/12/10	Citigroup Global Markets	KRW	278,000	248,993	246,903	2,090
Expiring 11/12/10	Citigroup Global Markets	KRW	190,000	170,098	168,746	1,352
Expiring 11/12/10	Goldman Sachs & Co.	KRW	64,346	56,913	57,148	(235)
Expiring 11/12/10	Hong Kong & Shanghai Bank	KRW	150,000	134,228	133,221	1,007
Expiring 11/12/10	JPMorgan Chase	KRW	346,600	306,184	307,829	(1,645)
Expiring 11/12/10	Royal Bank of Scotland	KRW	301,000	267,034	267,330	(296)

				$10,266,388	$10,518,406	$(252,018)

Interest rate swap agreements outstanding at October 31, 2010:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
UBS AG(1)	06/15/12	AUD	9,300	4.50%	3 month Australian Bank Bill rate	$(57,220)	$(15,919)	$(41,301)
Barclays Capital(1)	01/02/12	BRL	39,300	10.84%	Brazilian interbank lending rate	311,104	98,289	212,815
Goldman Sachs(1)	01/02/12	BRL	2,400	11.36%	Brazilian interbank lending rate	24,989	(292)	25,281

						$278,873	$82,078	$196,795

(1)	Portfolio pays the floating rate and receives the fixed rate.

THE TARGET PORTFOLIO TRUST	137

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

Credit default swap agreements outstanding at October 31, 2010:

Counterparty	Termination Date	Notional Amount (000)(2)#	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at October 31, 2010(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Credit Suisse International	12/20/11	$700	1.00%	Abu Dhabi Government, 5.50%, due 04/08/14	0.279%	$5,897	$3,592	$2,305
Deutsche Bank	12/20/11	1,000	1.00%	Abu Dhabi Government, 5.50%, due 04/08/14	0.279%	8,448	5,159	3,289
Barclays Capital	03/20/13	2,500	1.00%	Berkshire Hathaway, 4.625%, due 10/15/13	0.851%	12,375	—	12,375
Citigroup	09/20/11	1,400	1.00%	BP Capital Markets, 4.20%, due 06/15/18	0.578%	6,149	(7,285)	13,434
Credit Suisse International	06/20/15	800	5.00%	BP Capital Markets, 4.20%, due 06/15/18	1.406%	130,445	11,154	119,291
Goldman Sachs	06/20/15	700	5.00%	BP Capital Markets, 4.20%, due 06/15/18	1.406%	114,139	19,720	94,419
Merrill Lynch & Co.	06/20/12	200	0.28%	Enbridge Energy Partners, 4.75%, due 06/01/13	0.690%	(1,121)	—	(1,121)
Bank of America, N.A.	06/20/12	200	0.33%	Energy Transfer Partners, 5.95%, due 02/01/15	1.179%	(1,469)	—	(1,469)
Barclays Capital	12/20/10	900	1.00%	Federal Rebublic of Brazil, 12.25%, due 03/06/30	0.302%	1,813	506	1,307
Deutsche Bank	12/20/10	700	1.00%	Federal Rebublic of Brazil, 12.25%, due 03/06/30	0.302%	1,410	384	1,026
Citigroup	09/20/11	3,000	0.25%	France (Govt of), 4.25%, due 04/25/19	0.216%	210	(1,669)	1,879
Citigroup	06/20/12	275	5.00%	General Electric Captial Corp., 5.625%, due 09/15/17	1.056%	19,398	(6,549)	25,947
Merrill Lynch & Co.	06/20/12	200	0.29%	Kinder Morgan, 6.75%, due 03/15/11	0.648%	(1,020)	—	(1,020)
Deutsche Bank	06/20/12	1,200	5.00%	MetLife, Inc., 5.00%, due 06/15/15	1.067%	83,570	34,975	48,595
Merrill Lynch & Co.	09/20/12	3,800	0.80%	Morgan Stanley, 6.60%, due 04/01/12	1.164%	(26,484)	—	(26,484)
Bank of America, N.A.	06/20/12	200	0.32%	Plains All-American Pipeline, 7.75%, due 10/15/12	0.749%	(1,196)	—	(1,196)
Citigroup	09/20/11	2,900	0.25%	United Kingdom Treasury, 4.25%, due 06/07/32	0.218%	2,303	(324)	2,627

See Notes to Financial Statements.

138	THE TARGET PORTFOLIO TRUST

Credit default swap agreements outstanding at October 31, 2010 (continued):

Counterparty	Termination Date	Notional Amount (000)(2)#	Fixed Rate	Reference Entity/Obligation	Implied Credit Spread at October 31, 2010(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swaps on corporate and/or sovereign issues—Sell Protection (continued)
Barclays Capital	12/20/10	$700	1.00%	United Mexican States, 7.50%, due 04/08/33	0.432%	$1,304	$(23)	$1,327
Deutsche Bank	12/20/10	700	1.00%	United Mexican States, 7.50%, due 04/08/33	0.432%	1,304	(4)	1,308
Bank of America, N.A.	06/20/12	200	0.32%	Valero Energy Corp., 6.875%, due 04/15/12	0.862%	(1,337)	—	(1,337)

						$356,138	$59,636	$296,502

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues, asset-backed securities and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc., and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

THE TARGET PORTFOLIO TRUST	139

Intermediate-Term Bond Portfolio (continued)	Portfolio of Investments As of October 31, 2010

The following is a summary of the inputs used as of October 31, 2010 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$8,366,169	$473,796
Bank Loan	—	510,893	—
Commercial Mortgage-Backed Securities	—	1,855,646	1,904,507
Corporate Bonds	—	181,438,429	—
Foreign Government Bonds	—	5,408,307	—
Municipal Bonds	—	6,891,257	—
Residential Mortgage-Backed Securities	—	11,332,460	—
U.S. Government Agency Obligations	—	10,131,638	—
U.S. Government Mortgage Backed Obligations	—	32,943,276	—
U.S. Treasury Obligations	—	39,068,393	—
Repurchase Agreement	—	4,300,000	—
Affiliated Money Market Mutual Fund	1,234,484	—	—
Options Written	(16,668)	(252,125)	—
Other Financial Instruments*
Forward foreign currency exchange contracts	—	(135,167)	—
Interest rate swap agreements	—	196,795	—
Credit default swap agreements	—	296,502	—

Total	$1,217,816	$302,352,473	$2,378,303

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

	Asset-Backed Securities	Commercial Mortgage-Backed Securities
Balance as of 10/31/09	$—	$—
Accrued discounts/premiums	1,254	(2,350)
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	1,292	16,684
Purchases	471,250	1,890,173
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 10/31/10	$473,796	$1,904,507

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2010 were as follows:

Commercial Banks	23.0%
Diversified Financial Services	17.5
U.S. Treasury Obligations	15.7
U.S. Government Mortgage-Backed Obligations	13.2
Financial - Bank & Trust	6.9
Residential Mortgage-Backed Securities	4.6

See Notes to Financial Statements.

140	THE TARGET PORTFOLIO TRUST

Industry (cont’d.)
U.S. Government Agency Obligations	4.1%
Oil, Gas & Consumable Fuels	4.1
Asset-Backed Securities	3.5
Telecommunications	2.8
Municipal Bonds	2.8
Insurance	2.4
Foreign Government Bonds	2.2
Metals & Mining	1.9
Electric	1.8
Repurchase Agreement	1.7
Commercial Mortgage-Backed Securities	1.5
Media	1.4
Utilities	1.1
Auto Manufacturers	0.9
Savings & Loan	0.9
Airlines	0.9
Investment Companies	0.8
Electric - Integrated	0.7
Pipelines	0.7
Diversified Manufacturing	0.7
Software	0.5
Real Estate Investment Trusts	0.5
Affiliated Money Market Mutual Fund	0.5
Electronics	0.5
Food	0.5
Beverages	0.5
Tobacco	0.5
Pharmaceuticals	0.4
Chemicals	0.4
Hotels	0.3
Healthcare - Services	0.2
Bank Loans	0.2
Machinery & Equipment	0.1

122.9
Options Written	(0.1)
Other liabilities in excess of other assets	(22.8)

100.0%

THE TARGET PORTFOLIO TRUST	141

Mortgage Backed Securities Portfolio	Portfolio of Investments As of October 31, 2010

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		LONG-TERM INVESTMENTS—133.8%

		U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS—107.7%
$3,200		Federal Home Loan Mortgage Corp., 4.50%, TBA	$3,351,002
2,977		5.00%, 10/01/35	3,177,394
885		6.00%, 01/01/15-02/01/21	961,399
88		6.50%, 01/01/18-06/01/22	97,948
24		7.50%, 06/01/28	26,789
3		8.50%, 04/01/18	3,202
19		11.50%, 03/01/16	22,590
3,500		Federal National Mortgage Assoc., 3.50%, TBA	3,621,954
2,200		4.00%, TBA	2,304,500
500		4.00%, TBA	515,469
1,660		4.35%, 07/01/20	1,757,931
1,552		4.50%, 05/01/35	1,639,721
800		4.50%, TBA	839,750
1,085		4.57%, 06/01/20	1,165,627
3,551		5.00%, 11/01/18-08/01/35	3,796,565
149		5.00%, 07/01/33(k)	159,294
1,000		5.50%, TBA	1,083,438
4,326		5.50%, 06/01/33-06/01/36	4,678,081
794		5.78%, 11/01/11	815,128
1,677		6.00%, 04/01/14-12/01/39	1,835,502
1,900		6.00%, TBA	2,062,687
37		6.079%, 03/01/12	38,394
662		6.50%, 05/01/14-08/01/17	728,191
400		6.50%, TBA	441,375
3		7.00%, 05/01/12-07/01/12	3,536
18		8.00%, 09/01/22-12/01/22	20,818
3		9.75%, 11/01/16	2,932
500		Government National Mortgage Assoc., 4.50%, TBA	530,312
126		6.00%, 07/15/24-08/15/24	139,898
1,243		6.50%, 06/15/23-12/15/35	1,393,934
1,096		7.00%, 11/15/31-11/15/33	1,232,580
18		7.50%, 09/15/11-12/20/23	20,370
277		8.00%, 03/15/17-11/15/30	316,849
38		8.25%, 06/20/17-07/20/17	42,772
41		8.50%, 04/20/17	46,218
50		9.00%, 01/15/20	57,948
—	(r)	9.50%, 06/15/20	932
1		14.00%, 06/15/11	1,451
2		16.00%, 05/15/12	2,391

		TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $37,154,682)	38,936,872

See Notes to Financial Statements.

142	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES—23.7%
$	260	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 3A1 5.50%(c), 03/25/36	$187,460
	272	Countrywide Alternative Loan Trust, Series 2005-73CB, Class 1A7 5.50%, 01/25/36	239,517
	667	Series 2005-85CB, Class 2A2 5.50%, 02/25/36	583,173
	863	Series 2005-J11, Class 1A3 5.50%, 11/25/35	803,929
	571	Series 2007-HY5R, Class 2A1A 5.544%(c), 03/25/47	561,844
	760	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-14, Class A3 6.25%, 09/25/36	695,593
	90	Series 2006-J2, Class 1A6 6.00%, 04/25/36	79,239
	14	Federal Home Loan Mortgage Corp., Series 74, Class F 6.00%, 10/15/20	15,058
	3	Series 83, Class Z 9.00%, 10/15/20	2,918
	23	Series 186, Class E 6.00%, 08/15/21	25,295
	7	Series 1058, Class H 8.00%, 04/15/21	8,842
	5	Series 1116, Class I 5.50%, 08/15/21	5,759
	28	Series 1120, Class L 8.00%, 07/15/21	33,000
	425	Series 2809, Class UC 4.00%, 06/15/19	459,027
	845	Series 2995, Class ST, IO 6.494%(c), 05/15/29	119,877
	2,705	Series 3279, Class SD, IO 6.174%(c), 02/15/37	409,307
	2,333	Series 3309, Class SC, IO 6.194%(c), 04/15/37	318,564
	165	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-42, Class A5 7.50%, 02/25/42	193,809
	10	Federal National Mortgage Assoc., Series 56, Class 1 6.00%, 04/01/19	11,216
	384	Series 340, Class 2, IO 5.00%, 09/01/33	58,109
	842	Series 347, Class 2, IO 5.00%, 01/01/34	129,870

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	143

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of October 31, 2010

PRINCIPAL AMOUNT (000)#	DESCRIPTION	VALUE (NOTE 1)
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
$132	Series 377, Class 2, IO 5.00%, 10/01/36	$19,073
10	Series 1988-19, Class J 8.50%, 07/25/18	12,059
4	Series 1990-10, Class L 8.50%, 02/25/20	4,681
10	Series 1990-108, Class G 7.00%, 09/25/20	11,559
8	Series 1991-21, Class J 7.00%, 03/25/21	9,595
18	Series 1992-113, Class Z 7.50%, 07/25/22	20,919
238	Series 1993-223, Class ZA 6.50%, 12/25/23	265,686
212	Series 2001-51, Class QN 6.00%, 10/25/16	230,187
109	Series 2003-33, Class PT 4.50%, 05/25/33	117,577
1,572	Series 2007-22, Class SD, IO 6.144%(c), 03/25/37	227,849
13	Series G14, Class L 8.50%, 06/25/21	15,524
13	Series G92-24, Class Z 6.50%, 04/25/22	14,617
67	Series G92-59, Class D 6.00%, 10/25/22	75,196
221	Series G94-4, Class PG 8.00%, 05/25/24	265,433
32	First Boston Mortgage Securities Corp., Series B, Class I-O, IO 8.985%, 04/25/17	4,884
32	Series B, Class P-O, PO 2.727%(s), 04/25/17	30,025
122	Government National Mortgage Assoc., Series 2006-35, Class LO, PO 3.17%(s), 07/20/36	110,750
985	Series 2006-38, Class XS, IO 6.994%(c), 09/16/35	168,114
90	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2 3.527%(c), 04/25/35	76,703
288	Series 2007-AR1, Class 2A1 5.671%(c), 03/25/47	222,389
276	Series 2007-AR2, Class 1A1 5.586%(c), 05/25/47	207,709

See Notes to Financial Statements.

144	THE TARGET PORTFOLIO TRUST

PRINCIPAL AMOUNT (000)#		DESCRIPTION	VALUE (NOTE 1)
		RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
$442		JPMorgan Mortgage Trust, Series 2007-S2, Class 2A3 5.50%, 06/25/37	$431,027
73		Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 3A4 2.49%(c), 07/25/34	73,247
224		Series 2007-12, Class 3A22 6.00%, 08/25/37	199,843
685		Residential Asset Securitization Trust, Series 2004-A3, Class A7 5.25%, 06/25/34	650,393
—	(r)	Salomon Brothers Mortgage Securities VI, Inc., Series 1986-1, Class A 6.00%, 12/25/11	5
191		Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A2 5.428%(c), 07/25/36	161,825

		TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $7,949,463)	8,568,275

		COMMERCIAL MORTGAGE-BACKED SECURITY—2.4%
835		Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A2 5.286%(c), 06/11/41 (cost $675,177)	877,204

		TOTAL LONG-TERM INVESTMENTS (cost $45,779,322)	48,382,351

SHARES		SHORT-TERM INVESTMENT—7.0%

		AFFILIATED MONEY MARKET MUTUAL FUND
2,517,659		Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $2,517,659)(w)	2,517,659

		TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT—140.8% (cost $48,296,981; Note 5)	50,900,010

PRINCIPAL AMOUNT (000)#		SECURITY SOLD SHORT—(1.8)%

		U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
$ 600		Federal National Mortgage Assoc., 5.50%, TBA (proceeds received $640,125)	(644,156)

		TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT—139.0% (cost $47,656,856)	50,255,854
		Other liabilities in excess of other assets(x)—(39.0)%	(14,099,066)

		NET ASSETS —100%	$36,156,788

The following abbreviations are used in the Portfolio descriptions:

IO—Interest	Only Security
PO—Principal	Only Security
TBA—To	Be Announced

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	145

Mortgage Backed Securities Portfolio (continued)	Portfolio of Investments As of October 31, 2010

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2010.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(r)	Less than $1,000 par.
(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at October 31, 2010.
(w)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.
(x)	Other liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts and interest rate swaps as follows:

Futures contracts open at October 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2010	Unrealized Appreciation (Depreciation)
Long Positions:
13	90 Day Euro Dollar	Dec. 2010	$3,235,700	$3,239,438	$3,738
45	10 Year U.S. Treasury Notes	Dec. 2010	5,693,376	5,682,656	(10,720)

					(6,982)

Short Positions:
30	2 Year U.S. Treasury Notes	Dec. 2010	6,570,468	6,599,531	(29,063)

					$(36,045)

Interest rate swap agreements outstanding at October 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs(1)	06/24/20	$2,250	5.37%	3 Month LIBOR	$(148,487)	$—	$(148,487)
Goldman Sachs(1)	05/26/12	5,500	1.21%	3 Month LIBOR	(66,069)	—	(66,069)

					$(214,556)	$—	$(214,556)

(1)	Portfolio pays the fixed rate and receives the floating rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc., and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

146	THE TARGET PORTFOLIO TRUST

The following is a summary of the inputs used as of October 31, 2010 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
U.S. Government Mortgage-Backed Obligations	$—	$38,936,872	$—
Residential Mortgage-Backed Securities	—	8,568,275	—
Commercial Mortgage-Backed Security	—	877,204	—
Affiliated Money Market Mutual Fund	2,517,659	—	—
Security Sold Short—U.S. Government Mortgage-Backed Obligation	—	(644,156)	—
Other Financial Instruments*
Futures	(36,045)	—	—
Interest rate swap agreements	—	(214,556)	—

Total	$2,481,614	$47,523,639	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2010 were as follows:

U.S. Government Mortgage-Backed Obligations	107.7%
Residential Mortgage-Backed Securities	23.7
Affiliated Money Market Mutual Fund	7.0
Commercial Mortgage-Backed Securities	2.4

140.8
Security Sold Short	(1.8)
Other liabilities in excess of other assets	(39.0)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	147

U.S. Government Money Market Portfolio	Portfolio of Investments As of October 31, 2010

PRINCIPAL AMOUNT (000)	DESCRIPTION	VALUE (NOTE 1)

	FEDERAL HOME LOAN BANK—5.0%
$2,000	1.50%, 04/13/11 (cost $2,011,248)	$2,011,248

	FEDERAL HOME LOAN MORTGAGE CORP.(n)—26.1%
2,750	0.17%, 11/01/10	2,750,000
3,652	0.18%, 12/06/10	3,651,361
1,000	0.23%, 03/14/11	999,150
3,000	0.27%, 03/01/11	2,997,300

	TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (cost $10,397,811)	10,397,811

	FEDERAL NATIONAL MORTGAGE ASSOC.(n)—17.5%
3,000	0.24%, 03/28/11	2,997,060
2,000	0.25%, 12/01/10	1,999,583
300	0.27%, 12/22/10	299,885
1,700	0.36%, 02/14/11	1,698,215

	TOTAL FEDERAL NATIONAL MORTGAGE ASSOC. (cost $6,994,743)	6,994,743

	REPURCHASE AGREEMENTS(m)—48.9%
10,000	Credit Suisse Securities, 0.22%, dated 10/29/10, due 11/01/10 in the amount of $10,000,183	10,000,000
9,500	JPMorgan Chase, 0.22%, dated 10/29/10, due 11/01/10 in the amount of $9,500,174	9,500,000

	TOTAL REPURCHASE AGREEMENTS (cost $19,500,000)	19,500,000

SHARES

	AFFILIATED MONEY MARKET MUTUAL FUND—3.0%
1,194,914	Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund ; Note 3 (cost $1,194,914)(w)	1,194,914

	TOTAL INVESTMENTS(h)—100.5% (amortized cost $40,098,716)	40,098,716
	Liabilities in excess of other assets—(0.5)%	(208,443)

	NET ASSETS—100%	$39,890,273

(h)	Federal income tax basis is the same as for financial reporting purposes.
(m)	Repurchase agreements are collateralized by federal agency obligations.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

148	THE TARGET PORTFOLIO TRUST

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc., and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2010 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
U.S. Government Mortgage-Backed Obligations	$—	$19,403,802	$—
Repurchase Agreements	—	19,500,000	—
Affiliated Money Market Mutual Fund	1,194,914	—	—

Total	$1,194,914	$38,903,802	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2010 were as follows:

Repurchase Agreements	48.9%
Federal Home Loan Mortgage Corp.	26.1
Federal National Mortgage Assoc.	17.5
Federal Home Loan Bank	5.0
Affiliated Money Market Mutual Fund	3.0

100.5
Liabilities in excess of other assets	(0.5)

100.0%

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	149

Statements of Assets and Liabilities October 31, 2010

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$207,136,878	$203,174,825	$91,515,651
Affiliated investments(B)	30,596,005	13,675,075	23,072,739
Repurchase agreements(C)	—	—	—
Cash	577,274	17,270	7,832
Deposit with broker	—	—	—
Foreign currency, at value(D)	—	—	—
Receivable for Trust shares sold	348,333	328,759	95,674
Dividends and interest receivable	90,785	294,778	23,955
Receivable for investments sold	5,009,052	145,382	565,544
Receivable for foreign tax reclaim	3,489	—	—
Due from broker for variation margin	—	—	—
Payments made for swap agreements	—	—	—
Unrealized appreciation on swaps	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—
Prepaid expenses and other assets	3,689	6,384	1,682
Total assets	243,765,505	217,642,473	115,283,077

LIABILITIES
Collateral for securities on loan	27,330,799	10,485,082	21,881,696
Loan payable (Note 7)	—	—	—
Payable for Trust shares reacquired	429,125	395,336	139,166
Payable for investments purchased	5,507,931	90,896	289,565
Accrued expenses and other liabilities	97,530	92,951	90,011
Management fee payable	104,674	104,626	46,473
Affiliated transfer agent fee payable	19,121	19,242	7,940
Deferred trustees’ fees	9,280	9,113	8,849
Distribution fee payable	41,010	40,779	17,005
Payable to custodian	—	—	—
Interest payable	205	62	203
Dividends payable	—	—	—
Due to broker for variation margin	—	—	—
Options written(E)	—	—	—
Payments received for swap agreements	—	—	—
Unrealized depreciation on swaps	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—
Securities sold short, at value(F)	—	—	—
Total liabilities	33,539,675	11,238,087	22,480,908

NET ASSETS	$210,225,830	$206,404,386	$92,802,169

See Notes to Financial Statements.

150	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities October 31, 2010 (continued)

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO
Net assets were comprised of:
Shares of beneficial interest, at par	$16,410	$21,153	$9,510
Paid-in capital, in excess of par	221,173,538	276,091,203	122,483,818
	221,189,948	276,112,356	122,493,328
Undistributed net investment income (loss)	246,239	2,391,170	(8,849)
Accumulated net realized gains (losses)	(61,211,153)	(104,654,865)	(48,903,034)
Net unrealized appreciation (depreciation)	50,000,796	32,555,725	19,220,724
Net assets, October 31, 2010	$210,225,830	$206,404,386	$92,802,169
(A) Identified cost of unaffiliated investments	$157,138,096	$170,619,100	$72,294,927
(B) Identified cost of affiliated investments	$30,596,005	$13,675,075	$23,072,739
(C) Identified cost of repurchase agreements	—	—	—
(D) Identified cost of currency	—	—	—
(E) Premiums received from options written	—	—	—
(F) Proceeds received from short sales	—	—	—
(G) Including securities on loan of	$26,671,051	$10,254,101	$21,490,697

NET ASSET VALUE:
Class R:
Net Assets	$99,675,530	$97,307,780	$41,024,806
Shares Outstanding	7,813,363	9,997,534	4,248,753
Net asset value, offering price and redemption price per share	$12.76	$9.73	$9.66
Class T:
Net Assets	$110,550,300	$109,096,606	$51,777,363
Shares Outstanding	8,596,901	11,155,233	5,261,086
Net asset value, offering price and redemption price per share	$12.86	$9.78	$9.84

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	151

Statements of Assets and Liabilities October 31, 2010 (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO	INTERNATIONAL EQUITY PORTFOLIO	TOTAL RETURN BOND PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$813,670,347	$176,681,591	$391,040,237
Affiliated investments(B)	179,574,081	993,198	364,739
Repurchase agreements(C)	—	—	68,600,000
Cash	1,351,698	—	499,620
Deposit with broker	—	—	—
Foreign currency, at value(D)	—	1,687,441	513,442
Receivable for Trust shares sold	1,694,737	870,191	641,248
Dividends and interest receivable	571,324	556,823	3,104,906
Receivable for investments sold	1,495,272	102,180	9,294,718
Receivable for foreign tax reclaim	—	584,443	—
Due from broker for variation margin	10,100	—	41,362
Payments made for swap agreements	—	—	150,596
Unrealized appreciation on swaps	—	—	708,094
Unrealized appreciation on forward currency contracts	—	235,015	487,310
Prepaid expenses and other assets	14,452	3,168	7,047
Total assets	998,382,011	181,714,050	475,453,319

LIABILITIES
Collateral for securities on loan	136,598,800	—	—
Loan payable (Note 7)	—	382,000	—
Payable for Trust shares reacquired	1,247,567	1,278,871	655,153
Payable for investments purchased	6,455,985	435,138	99,141,242
Accrued expenses and other liabilities	239,132	145,132	163,558
Management fee payable	428,534	105,871	141,138
Affiliated transfer agent fee payable	33,764	15,796	21,639
Deferred trustees’ fees	8,960	8,956	8,855
Distribution fee payable	21,895	33,084	43,438
Payable to custodian	—	302,105	—
Interest payable	—	1,007	—
Dividends payable	—	—	296,179
Due to broker	—	—	1,240,000
Due to broker for variation margin	—	—	—
Options written(E)	—	—	1,660,307
Payments received for swap agreements	—	—	500,266
Unrealized depreciation on swaps	—	—	282,607
Unrealized depreciation on forward currency contracts	—	793,774	1,347,669
Securities sold short, at value(F)	—	—	—
Total liabilities	145,034,637	3,501,734	105,502,051

NET ASSETS	$853,347,374	$178,212,316	$369,951,268

See Notes to Financial Statements.

152	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities October 31, 2010 (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO	INTERNATIONAL EQUITY PORTFOLIO	TOTAL RETURN BOND PORTFOLIO
Net assets were comprised of:
Shares of beneficial interest, at par	$45,064	$15,011	$32,447
Paid-in capital, in excess of par	741,965,571	194,153,324	347,735,059
	742,010,635	194,168,335	347,767,506
Undistributed net investment income (loss)	5,640,605	1,866,176	532,734
Accumulated net realized gains (losses)	(34,137,870)	(30,913,175)	11,030,616
Net unrealized appreciation (depreciation)	139,834,004	13,090,980	10,620,412
Net assets, October 31, 2010	$853,347,374	$178,212,316	$369,951,268
(A) Identified cost of unaffiliated investments	$673,901,423	$163,149,714	$379,353,522
(B) Identified cost of affiliated investments	$179,574,081	$993,198	$364,739
(C) Identified cost of repurchase agreements	—	—	$68,600,000
(D) Identified cost of currency	—	$1,676,260	$488,399
(E) Premiums received from options written	—	—	$1,305,138
(F) Proceeds received from short sales	—	—	—
(G) Including securities on loan of	$132,927,687	—	—

NET ASSET VALUE:
Class R:
Net Assets	$52,586,508	$79,234,296	$102,991,673
Shares Outstanding	2,796,615	6,694,143	9,078,500
Net asset value, offering price and redemption price per share	$18.80	$11.84	$11.34
Class T:
Net Assets	$800,760,866	$98,978,020	$266,959,595
Shares Outstanding	42,267,605	8,316,935	23,368,007
Net asset value, offering price and redemption price per share	$18.95	$11.90	$11.42

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	153

Statements of Assets and Liabilities October 31, 2010 (continued)

	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO

ASSETS
Investments, at value(G):
Unaffiliated investments(A)	$300,324,771	$48,382,351	$19,403,802
Affiliated investments(B)	1,234,484	2,517,659	1,194,914
Repurchase agreements(C)	4,300,000	—	19,500,000
Cash	—	—	15,826
Deposit with broker	22,096	255,000	—
Foreign currency, at value(D)	424,126	—	—
Receivable for Trust shares sold	543,854	126,148	74,757
Dividends and interest receivable	2,165,929	173,570	2,276
Receivable for investments sold	11,398,275	640,125	—
Receivable for foreign tax reclaim	—	—	—
Due from broker for variation margin	—	15,273	—
Payments made for swap agreements	173,779	—	—
Unrealized appreciation on swaps	567,225	—	—
Unrealized appreciation on forward currency contracts	141,435	—	—
Prepaid expenses and other assets	5,123	770	949
Total assets	321,301,097	52,110,896	40,192,524

LIABILITIES
Collateral for securities on loan	—	—	—
Loan payable (Note 7)	—	—	—
Payable for Trust shares reacquired	804,821	149,851	234,947
Payable for investments purchased	69,528,346	13,605,156	—
Accrued expenses and other liabilities	126,980	84,802	58,170
Management fee payable	94,752	14,000	142
Affiliated transfer agent fee payable	1,836	246	135
Deferred trustees’ fees	9,247	8,780	8,747
Payable to custodian	756,094	1,187,123	—
Interest payable	—	—	—
Dividends payable	170,967	45,438	110
Due to broker	340,000	—	—
Due to broker for variation margin	—	—	—
Options written(E)	268,793	—	—
Payments received for swap agreements	32,065	—	—
Unrealized depreciation on swaps	73,928	214,556	—
Unrealized depreciation on forward currency contracts	276,602	—	—
Securities sold short, at value(F)	—	644,156	—
Total liabilities	72,484,431	15,954,108	302,251

NET ASSETS	$248,816,666	$36,156,788	$39,890,273

See Notes to Financial Statements.

154	THE TARGET PORTFOLIO TRUST

Statements of Assets and Liabilities October 31, 2010 (continued)

	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
Net assets were comprised of:
Shares of beneficial interest, at par	$22,692	$3,412	$39,890
Paid-in capital, in excess of par	234,504,461	38,455,172	39,852,951
	234,527,153	38,458,584	39,892,841
Undistributed net investment income (loss)	1,696,181	104,288	(2,568)
Accumulated net realized gains (losses)	6,837,389	(4,754,481)	—
Net unrealized appreciation (depreciation)	5,755,943	2,348,397	—
Net assets, October 31, 2010	$248,816,666	$36,156,788	$39,890,273
(A) Identified cost of unaffiliated investments	$294,888,850	$45,779,322	$19,403,802
(B) Identified cost of affiliated investments	$1,234,484	$2,517,659	$1,194,914
(C) Identified cost of repurchase agreements	$4,300,000	—	$19,500,000
(D) Identified cost of currency	$414,704	—	—
(E) Premiums received from options written	$480,660	—	—
(F) Proceeds received from short sales	—	$640,125	—
(G) Including securities on loan of	—	—	—

NET ASSET VALUE:
Class R:
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net asset value, offering price and redemption price per share	—	—	—
Class T:
Net Assets	$248,816,666	$36,156,788	$39,890,273
Shares Outstanding	22,692,256	3,412,425	39,890,479
Net asset value, offering price and redemption price per share	$10.96	$10.60	$1.00

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	155

Statements of Operations

Year Ended October 31, 2010

	LARGE CAPITALIZATION GROWTH PORTFOLIO	LARGE CAPITALIZATION VALUE PORTFOLIO	SMALL CAPITALIZATION GROWTH PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$2,530,795	$5,181,763	$521,063
Affiliated dividend income	18,026	7,043	2,883
Less: Foreign withholding taxes	(20,404)	(23,090)	(1,595)
Affiliated income from securities lending, net	28,703	25,409	153,073
Unaffiliated interest	64	—	—
Total income	2,557,184	5,191,125	675,424
Expenses
Management fee	1,208,656	1,224,798	530,193
Loan interest expense (Note 7)	210	245	300
Distribution fee—Class R	423,182	423,067	176,190
Transfer agent’s fees and expenses(a)	195,000	184,000	102,000
Custodian’s fees and expenses	103,000	99,000	61,000
Reports to shareholders	58,000	41,000	63,000
Registration fees	27,000	30,000	25,000
Legal fees	17,000	18,000	17,000
Trustees’ fees	15,000	16,000	14,000
Audit fees	25,000	25,000	24,000
Miscellaneous	20,254	17,544	12,647
Total expenses	2,092,302	2,078,654	1,025,330
Net investment income (loss)	464,882	3,112,471	(349,906)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	13,476,870	3,741,818	6,988,091
Futures transactions	—	—	—
Foreign currency transactions	824	17	—
Options written transactions	—	—	—
Swap agreement transactions	—	—	—
Short sale transactions	—	—	—
Total net realized gain (loss)	13,477,694	3,741,835	6,988,091
Net change in unrealized appreciation (depreciation) on:
Investments	20,485,600	18,096,971	13,470,527
Futures	—	—	—
Foreign currencies	1,697	(747)	—
Options written	—	—	—
Swaps	—	—	—
Short sales	—	—	—
Net change in unrealized appreciation (depreciation)	20,487,297	18,096,224	13,470,527
Net gain (loss)	33,964,991	21,838,059	20,458,618

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,429,873	$24,950,530	$20,108,712
(a) Including affiliated expense of	$142,000	$134,000	$67,000

See Notes to Financial Statements.

156	THE TARGET PORTFOLIO TRUST

Statements of Operations

Year Ended October 31, 2010 (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO	INTERNATIONAL EQUITY PORTFOLIO	TOTAL RETURN BOND PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$12,373,606	$5,350,498	$—
Affiliated dividend income	100,655	4,530	3,713
Less: Foreign withholding taxes	(40,566)	(469,316)	—
Affiliated income from securities lending, net	754,343	—	—
Unaffiliated interest	679	—	12,997,803
Total income	13,188,717	4,885,712	13,001,516
Expenses
Management fee	4,308,789	1,218,981	1,482,282
Loan interest expense (Note 7)	—	2,498	—
Distribution fee—Class R	218,398	340,161	434,031
Transfer agent’s fees and expenses(a)	500,000	155,000	350,000
Custodian’s fees and expenses	215,000	225,000	118,000
Reports to shareholders	290,000	64,000	80,000
Registration fees	51,000	31,000	34,000
Legal fees	19,000	19,000	19,000
Trustees’ fees	32,000	19,000	20,000
Audit fees	32,000	32,000	60,000
Miscellaneous	37,794	41,141	27,264
Total expenses	5,703,981	2,147,781	2,624,577
Net investment income (loss)	7,484,736	2,737,931	10,376,939

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	31,813,241	1,703,667	10,020,549
Futures transactions	333,458	—	3,607,725
Foreign currency transactions	—	118,656	(256,619)
Options written transactions	—	—	1,108,399
Swap agreement transactions	—	—	(693,020)
Short sale transactions	—	—	(860,948)
Total net realized gain (loss)	32,146,699	1,822,323	12,926,086
Net change in unrealized appreciation (depreciation) on:
Investments	103,692,562	14,249,109	11,434,143
Futures	132,540	—	(1,396,522)
Foreign currencies	—	(512,349)	(911,205)
Options written	—	—	(363,359)
Swaps	—	—	(1,061,479)
Short sales	—	—	222,830
Net change in unrealized appreciation (depreciation)	103,825,102	13,736,760	7,924,408
Net gain (loss)	135,971,801	15,559,083	20,850,494

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$143,456,537	$18,297,014	$31,227,433
(a) Including affiliated expense of	$380,000	$108,000	$253,000

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	157

Statements of Operations

Year Ended October 31, 2010 (continued)

	INTERMEDIATE- TERM BOND PORTFOLIO	MORTGAGE BACKED SECURITIES PORTFOLIO	U.S. GOVERNMENT MONEY MARKET PORTFOLIO

NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividend income	$—	$—	$—
Affiliated dividend income	2,359	7,072	20,540
Less: Foreign withholding taxes	—	—	—
Unaffiliated interest	7,897,501	2,352,243	103,699
Total income	7,899,860	2,359,315	124,239
Expenses
Management fee	1,114,723	173,675	127,899
Interest expense	41,081	3,914	—
Distribution fee—Class R	—	—	—
Transfer agent’s fees and expenses(a)	181,000	28,000	43,000
Custodian’s fees and expenses	107,000	55,000	43,000
Reports to shareholders	37,000	19,000	32,000
Registration fees	31,000	6,000	20,000
Legal fees	18,000	10,000	21,000
Trustees’ fees	18,000	9,000	13,000
Audit fees	56,000	33,000	22,000
Miscellaneous	21,080	3,768	10,447
Total expenses	1,624,884	341,357	332,346
Less: Management fee waivers/subsidy	—	—	(216,205)
Net expenses	—	—	116,141
Net investment income (loss)	6,274,976	2,017,958	8,098

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	8,932,250	944,224	—
Futures transactions	3,138,729	(235,854)	—
Foreign currency transactions	658,382	—	—
Options written transactions	912,871	—	—
Swap agreement transactions	(1,079,870)	30,308	—
Short sale transactions	(593,370)	(143,918)	—
Total net realized gain (loss)	11,968,992	594,760	—
Net change in unrealized appreciation (depreciation) on:
Investments and other assets	3,893,697	1,920,719	—
Futures	(1,225,266)	49,005	—
Foreign currencies	(99,788)	—	—
Options written	(32,583)	—	—
Swaps	645,189	(182,238)	—
Short sales	293,214	(4,031)	—
Net change in unrealized appreciation (depreciation)	3,474,463	1,783,455	—
Net gain (loss)	15,443,455	2,378,215	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,718,431	$4,396,173	$8,098
(a) Including affiliated expense of	$96,000	$12,000	$38,000

See Notes to Financial Statements.

158	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Year Ended October 31, 2010	Year Ended October 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$464,882	$1,194,553
Net realized gain (loss) on investment and foreign currency transactions	13,477,694	(38,398,403)
Net change in unrealized appreciation (depreciation) of investments	20,487,297	50,116,009
Net increase in net assets resulting from operations	34,429,873	12,912,159
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(252,959)	(340,259)
Class T	(965,944)	(1,662,723)
Total dividends from net investment income	(1,218,903)	(2,002,982)
Trust share transactions (Note 6)
Net proceeds from shares sold	44,744,200	43,086,407
Net asset value of shares issued in reinvestment of dividends and distributions	1,210,988	1,999,292
Cost of shares reacquired	(63,159,146)	(60,551,781)
Net decrease in net assets from Trust share transactions	(17,203,958)	(15,466,082)
Total increase (decrease)	16,007,012	(4,556,905)

NET ASSETS
Beginning of year	194,218,818	198,775,723
End of year(a)	$210,225,830	$194,218,818
(a) Includes undistributed net investment income of	$246,239	$999,436

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	159

Statement of Changes in Net Assets (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Year Ended October 31, 2010	Year Ended October 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$3,112,471	$4,464,899
Net realized gain (loss) on investment and foreign currency transactions	3,741,835	(71,204,746)
Net change in unrealized appreciation (depreciation) of investments	18,096,224	71,248,613
Net increase in net assets resulting from operations	24,950,530	4,508,766
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(1,209,413)	(1,487,784)
Class T	(2,603,094)	(5,593,931)
Total dividends from net investment income	(3,812,507)	(7,081,715)
Trust share transactions (Note 6)
Net proceeds from shares sold	46,507,821	50,030,153
Net asset value of shares issued in reinvestment of dividends and distributions	3,783,736	6,894,855
Cost of shares reacquired	(63,503,068)	(70,869,503)
Net decrease in net assets from Trust share transactions	(13,211,511)	(13,944,495)
Total increase (decrease)	7,926,512	(16,517,444)

NET ASSETS
Beginning of year	198,477,874	214,995,318
End of year(a)	$206,404,386	$198,477,874
(a) Includes undistributed net investment income of	$2,391,170	$3,091,189

See Notes to Financial Statements.

160	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Year Ended October 31, 2010	Year Ended October 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(349,906)	$(300,897)
Net realized gain (loss) on investment and foreign currency transactions	6,988,091	(25,907,355)
Net change in unrealized appreciation (depreciation) of investments	13,470,527	31,996,132
Net increase in net assets resulting from operations	20,108,712	5,787,880
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	—	—
Class T	—	(93,303)
Total dividends from net investment income	—	(93,303)
Trust share transactions (Note 6)
Net proceeds from shares sold	20,145,119	21,929,360
Net asset value of shares issued in reinvestment of dividends and distributions	—	93,098
Cost of shares reacquired	(28,258,975)	(23,759,246)
Net decrease in net assets from Trust share transactions	(8,113,856)	(1,736,788)
Capital Contributions (Note 6)
Proceeds from regulatory settlement	7,375	—
Total increase	12,002,231	3,957,789

NET ASSETS
Beginning of year	80,799,938	76,842,149
End of year	$92,802,169	$80,799,938

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	161

Statement of Changes in Net Assets (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Year Ended October 31, 2010	Year Ended October 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$7,484,736	$6,667,626
Net realized gain (loss) on investment and foreign currency transactions	32,146,699	(57,106,694)
Net change in unrealized appreciation (depreciation) of investments	103,825,102	120,705,477
Net increase in net assets resulting from operations	143,456,537	70,266,409
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(285,001)	(266,471)
Class T	(6,778,937)	(6,116,250)
Total dividends from net investment income	(7,063,938)	(6,382,721)
Distributions from net realized gains
Class R	—	(133,152)
Class T	—	(2,134,010)
Total distributions from net realized gains	—	(2,267,162)
Trust share transactions (Note 6)
Net proceeds from shares sold	277,617,518	227,724,010
Net asset value of shares issued in reinvestment of dividends and distributions	6,406,096	8,251,408
Cost of shares reacquired	(138,845,160)	(122,576,875)
Net increase in net assets from Trust share transactions	145,178,454	113,398,543
Total increase	281,571,053	175,015,069

NET ASSETS
Beginning of year	571,776,321	396,761,252
End of year(a)	$853,347,374	$571,776,321
(a) Includes undistributed net investment income of	$5,640,605	$5,213,735

See Notes to Financial Statements.

162	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Year Ended October 31, 2010	Year Ended October 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$2,737,931	$2,766,466
Net realized gain (loss) on investment and foreign currency transactions	1,822,323	(27,158,854)
Net change in unrealized appreciation (depreciation) of investments	13,736,760	61,756,217
Net increase in net assets resulting from operations	18,297,014	37,363,829
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(604,417)	(1,723,488)
Class T	(1,685,394)	(6,068,415)
Total dividends from net investment income	(2,289,811)	(7,791,903)
Trust share transactions (Note 6)
Net proceeds from shares sold	40,858,239	35,995,759
Net asset value of shares issued in reinvestment of dividends and distributions	2,280,694	7,779,809
Cost of shares reacquired	(57,647,930)	(56,609,450)
Net decrease in net assets from Trust share transactions	(14,508,997)	(12,833,882)
Capital Contributions (Note 6)
Proceeds from regulatory settlement	523,739	—
Total increase	2,021,945	16,738,044

NET ASSETS
Beginning of year	176,190,371	159,452,327
End of year(a)	$178,212,316	$176,190,371
(a) Includes undistributed net investment income of	$1,866,176	$1,299,400

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	163

Statement of Changes in Net Assets (continued)

	TOTAL RETURN BOND PORTFOLIO
	Year Ended October 31, 2010	Year Ended October 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$10,376,939	$11,649,179
Net realized gain on investment and foreign currency transactions	12,926,086	11,661,674
Net change in unrealized appreciation (depreciation) of investments	7,924,408	33,359,098
Net increase in net assets resulting from operations	31,227,433	56,669,951
Dividends and Distributions (Note 1)
Dividends from net investment income
Class R	(2,384,900)	(3,535,132)
Class T	(7,867,421)	(13,345,904)
Total dividends from net investment income	(10,252,321)	(16,881,036)
Distributions from net realized gains
Class R	(1,880,114)	(3,017,305)
Class T	(5,451,974)	(10,520,280)
Total distributions from net realized gains	(7,332,088)	(13,537,585)
Trust share transactions (Note 6)
Net proceeds from shares sold	128,063,280	68,985,781
Net asset value of shares issued in reinvestment of dividends and distributions	17,608,459	30,027,837
Cost of shares reacquired	(78,606,814)	(84,213,284)
Net increase in net assets from Trust share transactions	67,064,925	14,800,334
Capital Contributions (Note 6)
Proceeds from regulatory settlement	3,012	—
Total increase	80,710,961	41,051,664

NET ASSETS
Beginning of year	289,240,307	248,188,643
End of year(a)	$369,951,268	$289,240,307
(a) Includes undistributed net investment income of	$532,734	—

See Notes to Financial Statements.

164	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets (continued)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Year Ended October 31, 2010	Year Ended October 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$6,274,976	$7,603,858
Net realized gain on investment and foreign currency transactions	11,968,992	15,720,284
Net change in unrealized appreciation (depreciation) of investments	3,474,463	10,964,280
Net increase in net assets resulting from operations	21,718,431	34,288,422
Dividends and Distributions (Note 1)
Dividends from net investment income	(6,490,702)	(8,959,248)
Distributions from net realized gains	(12,338,752)	(12,273,664)
Trust share transactions (Note 6)
Net proceeds from shares sold	63,494,251	64,400,801
Net asset value of shares issued in reinvestment of dividends and distributions	18,426,780	21,102,156
Cost of shares reacquired	(81,516,531)	(57,589,570)
Net increase in net assets from Trust share transactions	404,500	27,913,387
Capital Contributions (Note 6)
Proceeds from regulatory settlement	6,361	—
Total increase	3,299,838	40,968,897

NET ASSETS
Beginning of year	245,516,828	204,547,931
End of year(a)	$248,816,666	$245,516,828
(a) Includes undistributed net investment income	$1,696,181	—

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	165

Statement of Changes in Net Assets (continued)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Year Ended October 31, 2010	Year Ended October 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$2,017,958	$3,239,661
Net realized gain (loss) on investment and foreign currency transactions	594,760	(505,444)
Net change in unrealized appreciation (depreciation) of investments	1,783,455	3,757,193
Net increase in net assets resulting from operations	4,396,173	6,491,410
Dividends and Distributions (Note 1)
Dividends from net investment income	(2,036,104)	(3,475,197)
Trust share transactions (Note 6)
Net proceeds from shares sold	3,562,213	907,511
Net asset value of shares issued in reinvestment of dividends and distributions	2,071,518	3,413,900
Cost of shares reacquired	(12,948,810)	(17,594,089)
Net decrease in net assets from Trust share transactions	(7,315,079)	(13,272,678)
Total decrease	(4,955,010)	(10,256,465)

NET ASSETS
Beginning of year	41,111,798	51,368,263
End of year(a)	$36,156,788	$41,111,798
(a) Includes undistributed net investment income of	$104,288	$86,565

See Notes to Financial Statements.

166	THE TARGET PORTFOLIO TRUST

Statement of Changes in Net Assets (continued)

	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
	Year Ended October 31, 2010	Year Ended October 31, 2009

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$8,098	$311,289
Net realized gain on investment and foreign currency transactions	—	1,273
Net increase in net assets resulting from operations	8,098	312,562
Dividends and Distributions (Note 1)
Dividends from net investment income	(23,753)	(311,289)
Trust share transactions (Note 6)(b)
Net proceeds from shares sold	14,368,144	88,398,221
Net asset value of shares issued in reinvestment of dividends and distributions	23,993	344,156
Cost of shares reacquired	(40,717,299)	(91,356,979)
Net decrease in net assets from Trust share transactions	(26,325,162)	(2,614,602)
Total decrease	(26,340,817)	(2,613,329)

NET ASSETS
Beginning of year	66,231,090	68,844,419
End of year(a)	$39,890,273	$66,231,090
(a) Includes undistributed net investment income of	$—	$15,656
(b) Trust share transactions are at $1 per share for the U.S. Government Money Market Portfolio

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	167

Notes to Financial Statements

The TARGET Portfolio Trust (the “Trust”) is an open-end management investment company. The Trust was established as a Delaware business trust on July 29, 1992 and consists of nine separate portfolios (the “Portfolio” or “Portfolios”). All the Portfolios are diversified, as defined under the Investment Company Act of 1940. Investment operations commenced on January 5, 1993.

The Portfolios and their investment objectives are as follows:

•

Large Capitalization Growth Portfolio—long-term capital appreciation through investment primar- ily in stocks of large corporations that, in the investment adviser’s opinion, should have earnings growth faster than that of the S&P 500;

•

Large Capitalization Value Portfolio—total return consisting of capital appreciation and dividend income through investment primarily in stocks of large corporations that, in the adviser’s opinion, are undervalued;

•

Small Capitalization Growth Portfolio—maximum capital appreciation through investment primar- ily in small company common stocks that, in the investment adviser’s opinion, should have earnings growth faster than that of the U.S. economy in general;

•

Small Capitalization Value Portfolio—above average capital appreciation through investment in small company common stocks that, in the adviser’s opinion, are undervalued or overlooked in the marketplace;

•	International Equity Portfolio—capital appreciation through investment primarily in stocks of companies domiciled outside the United States;

•

Total Return Bond Portfolio—total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

•

Intermediate-Term Bond Portfolio—current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

•

Mortgage Backed Securities Portfolio—high current income primarily and capital appreciation secondarily, each consistent with the protection of capital through investment primarily in mortgage related securities;

•

U.S. Government Money Market Portfolio—maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Portfolios in the preparation of its financial statements.

168	THE TARGET PORTFOLIO TRUST

Securities Valuations: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official clos- ing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and ask prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolio’s pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Certain Portfolios held illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Each Portfolio may hold up to 15% of its net assets in illiquid securities, except for the U.S. Government Money Market Portfolio, which may hold up to 5% of its net assets in illiquid securities.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

U.S. Government securities held in Portfolios other than the U.S. Government Money Market Portfolio, for which market quotations are available, are valued at a price provided by an independent pricing agent or primary dealer (a dealer that trades in U.S. Government securities within the Federal Reserve System).

Securities of sufficient credit quality held by the U.S. Government Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost.

Short-term debt securities of sufficient credit quality held by the non-money market Portfolios, which mature in 60 days or less, are valued at amortized cost, which approximates fair value. Short-term debt securities held by such Portfolios, which mature in more than 60 days, are valued at fair value.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Trust’s policy that its custodian or designated sub custodians under

THE TARGET PORTFOLIO TRUST	169

tri-party repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a finan- cial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Sub- sequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for finan- cial statement purposes on a daily basis as an unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates and to manage yield curve and duration. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Certain Portfolios entered into equity index futures contracts to gain market exposure. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to financial futures contracts. Financial futures contracts involve certain elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

170	THE TARGET PORTFOLIO TRUST

Forward Foreign Currency Contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward foreign currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gains or losses are realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. Certain Portfolios also used purchased options to gain exposure to certain securities or foreign currencies. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options are included in net realized gains or losses on investment transactions. Gains or losses on written options are presented separately as net realized gains or losses on options written.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap

THE TARGET PORTFOLIO TRUST	171

is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Short Sales: Certain Portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Swap Agreements: Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

172	THE TARGET PORTFOLIO TRUST

Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2010, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

THE TARGET PORTFOLIO TRUST	173

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: Certain Portfolios hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

The Portfolios invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on each Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2010 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Small Capitalization Value
Equity contracts	Due from broker for variation margin	$65,080	*	—	—

International Equity
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	$235,015		Unrealized depreciation on forward currency contracts	$793,774
Equity contracts	Unaffiliated investments	71,092		—	—

Total		$306,107			$793,774

Total Return Bond
Interest rate contracts	Payments made for swap agreements	$57,955		Due from broker for variation margin	$284,785	*
Interest rate contracts	Unrealized appreciation on swaps	295,692		Payments received for swap agreements	92,364
Interest rate contracts	—	—		Unrealized depreciation on swaps	56,409
Interest rate contracts	—	—		Options written	1,302,529
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	487,310		Unrealized depreciation on forward currency contracts	1,347,669
Foreign exchange contracts	—	—		Options written	267,419
Credit contracts	Unrealized appreciation on swaps	412,402		Unrealized depreciation on swaps	226,198
Credit contracts	Payments made for swap agreements	92,641		Payments received for swap agreements	407,902
Credit contracts	—	—		Options written	90,359

Total		$1,346,000			$4,075,634

174	THE TARGET PORTFOLIO TRUST

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Intermediate-Term Bond
Interest rate contracts	—	$—		Options written	$268,793
Interest rate contracts	Unrealized appreciation on swaps	238,096		Unrealized depreciation on swaps	41,301
Interest rate contracts	Payments made for swap agreements	98,289		Payments received for swap agreements	16,211
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	141,435		Unrealized depreciation on forward currency contracts	276,602
Credit contracts	Unrealized appreciation on swaps	329,129		Unrealized depreciation on swaps	32,627
Credit contracts	Payments made for swap agreements	75,490		Payments received for swap agreements	15,854

Total		$882,439			$651,388

Mortgage Backed Securities
Interest rate contracts	Due from broker for variation margin	$3,738	*	Due from broker for variation margin	$39,783	*
Interest rate contracts	—	—		Unrealized depreciation on swaps	214,556

Total		$3,738			$254,339

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Large Capitalization Growth
Equity contracts	$—	$—	$(7,032)	$—	$—	$—	$—	$(7,032)

Small Capitalization Value
Equity contracts	$—	$—	$—	$333,458	$—	$—	$—	$333,458

International Equity
Foreign exchange contracts	$—	$—	$—	$—	$—	$—	$272,849	$272,849
Equity contracts	(44,635)	4,546	—	—	—	—	—	(40,089)

Total	$(44,635)	$4,546	$—	$—	$—	$—	$272,849	$232,760

THE TARGET PORTFOLIO TRUST	175

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Total Return Bond
Interest rate contracts	$—	$—	$—	$3,607,725	$1,026,049	$(181,382)	$—	$4,452,392
Foreign exchange contracts	—	—	—	—	46,345	—	899,914	946,259
Credit contracts	—	—	—	—	36,005	(511,638)	—	(475,633)

Total	$—	$—	$—	$3,607,725	$1,108,399	$(693,020)	$899,914	$4,923,018

Intermediate-Term Bond
Interest rate contracts	$—	$—	$—	$3,138,729	$876,991	$(1,194,655)	$—	$2,821,065
Foreign exchange contracts	—	—	—	—	35,880	—	268,351	304,231
Credit contracts	—	—	—	—	—	114,785	—	114,785

Total	$—	$—	$—	$3,138,729	$912,871	$(1,079,870)	$268,351	$3,240,081

Mortgage Backed Securities
Interest rate contracts	$—	$—	$—	$(235,854)	$—	$30,308	$—	$(205,546)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Small Capitalization Value
Equity contracts	$—	$—	$—	$132,540	$—	$—	$—	$132,540

International Equity
Foreign exchange contracts	$—	$—	$—	$—	$—	$—	$(512,299)	$(512,299)
Equity contracts	52,867	—	—	—	—	—	—	52,867

Total	$52,867	$—	$—	$—	$—	$—	$(512,299)	$(459,432)

Total Return Bond
Interest rate contracts	$—	$—	$—	$(1,396,522)	$(518,720)	$(386,306)	$—	$(2,301,548)
Foreign exchange contracts	—	—	—	—	9,491	—	(860,925)	(851,434)
Credit contracts	—	—	—	—	145,870	(675,173)	—	(529,303)

Total	$—	$—	$—	$(1,396,522)	$(363,359)	$(1,061,479)	$(860,925)	$(3,682,285)

176	THE TARGET PORTFOLIO TRUST

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Intermediate-Term Bond
Interest rate contracts	$—	$—	$—	$(1,225,266)	$(32,583)	$295,175	$—	$(962,674)
Foreign exchange contracts	—	—	—	—	—	—	(110,648)	(110,648)
Credit contracts	—	—	—	—	—	350,014	—	350,014

Total	$—	$—	$—	$(1,225,266)	$(32,583)	$645,189	$(110,648)	$(723,308)

Mortgage Backed Securities
Interest rate contracts	$—	$—	$—	$49,005	$—	$(182,238)	$—	$(133,233)

For the year ended October 31, 2010, the average volume of derivative activities are as follows:

Portfolio	Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward foreign currency exchange purchase contracts(4)
Large Capitalization Growth	$6,895	$—	$—	$—	$—
Small Capitalization Value	—	—	2,095,345	—	—
International Equity	—	—	—	—	2,927,671
Total Return Bond	—	770,447	118,069,908	—	24,951,010
Intermediate-Term Bond	—	385,223	118,586,015	—	7,496,623
Mortgage Backed Securities	—	—	6,762,984	10,923,074	—

Portfolio	Forward foreign currency exchange sale contracts(5)	Interest rate swap agreements(6)	Credit default swap agreements - Buy Protection(6)	Credit default swap agreements - Sell Protection(6)
Large Capitalization Growth	$—	$—	$—	$—
Small Capitalization Value	—	—	—	—
International Equity	8,114,655	—	—	—
Total Return Bond	35,753,296	24,676,014	45,133,060	560,000
Intermediate-Term Bond	6,677,393	18,992,460	—	14,635,000
Mortgage Backed Securities	—	29,225,000	—	—

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

THE TARGET PORTFOLIO TRUST	177

Securities Lending: The Portfolio may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its secu- rities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to pur- chase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluc- tuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount of debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the Portfolio or class level.

Dividends and Distributions: The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio declare dividends of their net investment income daily and pay such dividends monthly. All other Portfolios declare and pay a dividend from net investment income, if any, at least annually. Each Portfolio declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date. Permanent book/ tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital, in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate tax-paying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

178	THE TARGET PORTFOLIO TRUST

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust’s manager is Prudential Investments LLC (“PI”). PI manages the investment operations of the Trust, administers the Trust’s affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers’ performance of advisory services and makes recommendations to the Trustees as to whether the advisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

The advisers noted below each furnished investment advisory services in connection with the manage- ment of the Portfolios. Each of the advisers of the equity Portfolios—Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio and International Equity Portfolio—manages a portion of the assets of the respective Portfolios. In general, in order to maintain a division of assets between the advisers as deemed appropriate by PI, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the advisers, as PI deems appropriate. In order to maintain an approximate allocation between the advisers in the ratio deemed appropriate by PI, a periodic rebalancing of each sub- adviser’s share of Portfolio assets may occur to account for market fluctuations.

At October 31, 2010, the sub-advisers that provide subadvisory services are:

Portfolio	Adviser
Large Capitalization Growth . . .	Marsico Capital Management, LLC and Massachusetts Financial Services Company (MFS)
Large Capitalization Value	NFJ Investment Group, L.P., Hotchkis and Wiley Capital Management, LLC and Eaton Vance Management
Small Capitalization Growth . . .	Ashfield Capital Partners, LLC and Eagle Asset Management, Inc.
Small Capitalization Value . . .	NFJ Investment Group L.P. , EARNEST Partners, LLC, Lee Munder Capital Group, J.P. Morgan Investment Management, Inc. and Vaughan Nelson Investment Management, L.P.
International Equity	LSV Asset Management and Thornburg Investment Management, Inc.
Total Return Bond and Intermediate-Term Bond	Pacific Investment Management Company LLC
Mortgage Backed Securities and U.S. Government Money Market . . .	Wellington Management Company, LLP

THE TARGET PORTFOLIO TRUST	179

The management fee payable to PI is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PI, in turn, pays each adviser a fee for its services.

Portfolio	Contracted & Effective Management Fee
Large Capitalization Growth . . .	0.60%
Large Capitalization Value	0.60%
Small Capitalization Growth . . .	0.60%
Small Capitalization Value . . .	0.60%
International Equity	0.70%
Total Return Bond . . .	0.45%
Intermediate-Term Bond	0.45%
Mortgage Backed Securities . . .	0.45%
U.S. Government Money Market . . .	0.25%†

†	In order to support the income yield, PI has voluntarily agreed to limit the management fees of the U.S. Government Money Market Portfolio such that the 1-day yield (without capital gain or loss) does not fall below 0.025%. Effective March 1, 2010, the income yield limitation was reduced to 0.01%. The waiver/reimbursement is voluntary and may be modified or terminated by PI at any time without notice. During the year ended October 31, 2010, PI has reimbursed the Fund as a result of this voluntary agreement in the amount of $216,205, 0.42% of the U.S. Government Money Market Portfolio’s average daily net assets. The management fee waiver exceeds the management fee.

The Trust has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class T and Class R shares of the Trust. The Trust compensates PIMS for distributing and servicing the Trust’s Class R shares, pursuant to plan of distribution (the “Class R Plan”), regardless of expenses actually incurred by PIMS. The distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class T shares of the Trust.

Pursuant to the Class R Plan, the Trust compensates PIMS for distribution related activities at an annual rate of up to 0.75% of the average daily net assets of the Class R shares. For the year ended October 31, 2010, PIMS has contractually agreed to limit such fees to 0.50% of the average daily net assets of the Class R shares through February 29, 2012.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates where applicable.

For the year ended October 31, 2010, $32 of brokerage commissions were earned by Wells Fargo Advisors, LLC, an affiliate of PI through December 31, 2009, from portfolio transactions executed on behalf of Small Capitalization Value Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Trust’s security lending agent. For the year ended October 31, 2010, PIM was compensated for these services by the following Portfolios of the Trust:

Portfolio	PIM
Large Capitalization Growth	$10,094
Large Capitalization Value	8,615
Small Capitalization Growth	52,465
Small Capitalization Value	265,127

180	THE TARGET PORTFOLIO TRUST

Certain Portfolios invest in the Prudential Core Taxable Money Market Series (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government securities, for the year ended October 31, 2010, were as follows:

Portfolio	Purchases	Sales
Large Capitalization Growth . . .	$328,437,532	$338,413,523
Large Capitalization Value . . .	64,705,659	78,586,068
Small Capitalization Growth	55,372,266	64,391,683
Small Capitalization Value . . .	356,472,781	222,607,088
International Equity . . .	69,065,376	82,188,192
Total Return Bond	771,153,518	702,818,099
Intermediate-Term Bond	221,415,042	168,818,522
Mortgage Backed Securities	371,760,066	379,296,272

Transactions in options written during the year ended October 31, 2010, were as follows:

Intermediate-Term Bond	Notional Amount (000)	Premium Received
Options outstanding at October 31, 2009	34,900	$260,121
Written options	673,700	1,235,639
Expired options	(593,300)	(873,542)
Closed options	(27,400)	(141,558)

Options outstanding at October 31, 2010	87,900	$480,660

Total Return Bond	Notional Amount (000)	Premium Received
Options outstanding at October 31, 2009	24,000	$8,340
Written options	502,700	3,021,276
Expired options	(95,200)	(1,110,302)
Closed options	(244,100)	(614,176)

Options outstanding at October 31, 2010	187,400	$1,305,138

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income or loss, accumulated net realized gains or losses and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income or loss and accumulated net realized gains or losses on investments.

THE TARGET PORTFOLIO TRUST	181

For the fiscal year ended October 31, 2010 the adjustments were as follows:

	Undistributed Net Investment Income or Loss	Accumulated Net Gains or Losses	Paid-In Capital In Excess of Par
Large Capitalization Growth(a)	$824	$(824)	$—
Large Capitalization Value(a)	17	(17)	—
Small Capitalization Growth(b)	350,913	—	(350,913)
Small Capitalization Value(f),(g),(h)	6,072	(5,831)	(241)
International Equity(a)	118,656	(118,656)	—
Total Return Bond(a),(c),(d),(e)	735,862	(735,862)	—
Intermediate-Term Bond(a),(c),(d),(e)	2,153,627	(2,153,627)	—
Mortgage Backed Securities(a),(c),(e)	35,869	(35,869)	—
U.S. Government Money Market(g)	(2,569)	—	2,569

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of net operating loss.
(c)	Reclassification of swap income.
(d)	Reclassification of income from defaulted securities.
(e)	Reclassification of paydowns.
(f)	Reclassification of PFIC adjustments.
(g)	Non-deductible expenses.
(h)	Other book to tax differences.

Net investment income or loss, net realized gains or losses and net assets were not affected by these adjustments.

For the fiscal year ended October 31, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
Large Capitalization Growth	$1,218,903	$—	$1,218,903
Large Capitalization Value	3,812,507	—	3,812,507
Small Capitalization Value	7,063,938	—	7,063,938
International Equity	2,289,811	—	2,289,811
Total Return Bond	17,584,409	—	17,584,409
Intermediate-Term Bond	14,470,943	4,358,511	18,829,454
Mortgage Backed Securities	2,036,104	—	2,036,104
U.S. Government Money Market	23,753	—	23,753

182	THE TARGET PORTFOLIO TRUST

For the fiscal year ended October 31, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

	Ordinary Income	Long-Term Capital Gains	Distributions in Excess of Net Investment Income	Total Dividends and Distributions
Large Capitalization Growth	$2,002,982	$—	$—	$2,002,982
Large Capitalization Value	7,081,715	—	—	7,081,715
Small Capitalization Growth	92,701	—	602	93,303
Small Capitalization Value	6,380,676	2,269,207	—	8,649,883
International Equity	7,791,903	—	—	7,791,903
Total Return Bond	30,216,702	201,919	—	30,418,621
Intermediate-Term Bond	13,914,499	7,318,413	—	21,232,912
Mortgage Backed Securities	3,475,197	—	—	3,475,197
U.S. Government Money Market	311,289	—	—	311,289

For federal income tax purposes, dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

As of October 31, 2010, the Portfolios had the following amounts of accumulated undistributed earnings on a tax basis:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Large Capitalization Growth	$255,519	$—
Large Capitalization Value	2,400,604	—
Small Capitalization Value	5,649,565	—
International Equity	1,489,923	—
Total Return Bond	7,853,544	3,836,141
Intermediate-Term Bond	8,348,762	1,698,921
Mortgage Backed Securities	162,244	—
U.S. Government Money Market	6,289	—

This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

For federal income tax purposes, certain Portfolios had capital loss carryforwards as of October 31, 2010 of approximately:

	Expiring October 31,
	2011	2012	2013	2014	2015	2016	2017	2018	Total
Large Capitalization Growth	$—	$—	$—	$—	$—	$21,744,000	$32,835,000	$—	$54,579,000
Large Capitalization Value	—	—	—	—	—	18,709,000	74,753,000	221,000	93,683,000
Small Capitalization Growth	3,778,000	—	—	—	—	18,082,000	26,562,000	—	48,422,000
Small Capitalization Value	—	—	—	—	—	—	22,342,000	—	22,342,000
International Equity	—	—	—	—	—	1,524,000	28,616,000	—	30,140,000
Mortgage Backed Securities	442,000	255,000	65,000	1,665,000	900,000	531,000	958,000	—	4,816,000

THE TARGET PORTFOLIO TRUST	183

Accordingly, no capital gain distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards. It is uncertain whether the Portfolios will be able to realize the full benefit prior to expiration dates.

The following Portfolios utilized capital loss carryforward to offset net taxable capital gains realized in the fiscal year ended October 31, 2010 of approximately:

Large Capitalization Growth	$10,012,000
Small Capitalization Growth	6,761,000
Small Capitalization Value	32,248,000
International Equity	1,469,000
Mortgage Backed Securities	528,000

The federal income tax basis of the Portfolio’s investments and the net unrealized appreciation as of October 31, 2010 were as follows:

	Tax Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
Large Capitalization Growth	$194,366,493	$50,358,770	$(6,992,380)	$43,366,390	$2,014	$43,368,404
Large Capitalization Value	195,265,681	36,087,298	(14,503,079)	21,584,219	—	21,584,219
Small Capitalization Growth	95,848,616	22,101,601	(3,361,827)	18,739,774	—	18,739,774
Small Capitalization Value	865,206,204	166,055,532	(38,017,308)	128,038,224	—	128,038,224
International Equity	165,089,900	32,237,483	(19,652,594)	12,584,889	117,862	12,702,751
Total Return Bond	449,197,258	16,936,709	(6,128,991)	10,807,718	(8,607)	10,799,111
Intermediate-Term Bond	301,725,492	10,058,720	(5,924,957)	4,133,763	288,281	4,422,044
Mortgage Backed Securities	48,297,063	3,144,939	(541,992)	2,602,947	(196,383)	2,406,564

The difference between book basis and tax basis are primarily attributable to deferred losses on wash sales and other book to tax differences. The other cost basis adjustments are primarily attributable to appreciation (depreciation) on written options, futures, swaps, short sales, forward currency contracts and mark-to-market of receivables and payables.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2010, no provisions for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

For the year ended October 31, 2010 the following Funds received amounts related to settlements of regulatory proceedings involving allegations of improper trading. The total amount is presented in the respective Fund’s statement of changes in the net assets. The Funds were not involved in the proceedings or the calculations of the payments.

	Affiliate	Third Party	Total Settlement
Small Capitalization Growth	$—	$7,375	$7,375
International Equity	384,721	139,018	523,739
Total Return Bond	—	3,012	3,012
Intermediate-Term Bond	—	6,361	6,361

184	THE TARGET PORTFOLIO TRUST

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest were as follows:

	CLASS R		CLASS T
	SHARES	AMOUNT	SHARES	AMOUNT
Large Capitalization Growth
Year Ended October 31, 2010:
Sold	3,247,610	$37,778,561	591,571	$6,965,639
Reinvested	21,863	252,959	82,518	958,029
Redeemed	(1,918,588)	(22,508,394)	(3,437,478)	(40,650,752)

Net Increase (Decrease)	1,350,885	$15,523,126	(2,763,389)	$(32,727,084)

Year Ended October 31, 2009:
Sold	3,603,014	$34,452,112	930,241	$8,634,295
Reinvested	37,309	340,259	181,513	1,659,033
Redeemed	(1,959,929)	(18,247,063)	(4,520,602)	(42,304,718)

Net Increase (Decrease)	1,680,394	$16,545,308	(3,408,848)	$(32,011,390)

Large Capitalization Value
Year Ended October 31, 2010:
Sold	4,206,880	$39,035,970	800,535	$7,471,851
Reinvested	131,744	1,209,413	280,122	2,574,323
Redeemed	(2,333,900)	(21,812,808)	(4,440,616)	(41,690,260)

Net Increase (Decrease)	2,004,724	$18,432,575	(3,359,959)	$(31,644,086)

Year Ended October 31, 2009:
Sold	4,875,956	$37,563,492	1,673,548	$12,466,661
Reinvested	191,725	1,487,784	696,788	5,407,071
Redeemed	(2,399,695)	(18,326,429)	(6,924,069)	(52,543,074)

Net Increase (Decrease)	2,667,986	$20,724,847	(4,553,733)	$(34,669,342)

Small Capitalization Growth
Year Ended October 31, 2010:
Sold	1,783,410	$15,618,007	504,925	$4,527,112
Reinvested	—	—	—	—
Redeemed	(1,185,108)	(10,425,202)	(1,983,060)	(17,833,773)

Net Increase (Decrease)	598,302	$5,192,805	(1,478,135)	$(13,306,661)

Year Ended October 31, 2009:
Sold	2,294,608	$15,506,271	988,798	$6,423,089
Reinvested	—	—	14,592	93,098
Redeemed	(1,238,036)	(8,353,022)	(2,294,512)	(15,406,224)

Net Increase (Decrease)	1,056,572	$7,153,249	(1,291,122)	$(8,890,037)

THE TARGET PORTFOLIO TRUST	185

	CLASS R		CLASS T
	SHARES	AMOUNT	SHARES	AMOUNT
Small Capitalization Value
Year Ended October 31, 2010:
Sold	1,361,954	$23,742,362	14,338,950	$253,875,156
Reinvested	17,571	285,001	376,220	6,121,095
Redeemed	(761,992)	(13,283,009)	(7,145,079)	(125,562,151)

Net Increase (Decrease)	617,533	$10,744,354	7,570,091	$134,434,100

Year Ended October 31, 2009:
Sold	1,336,960	$17,866,327	16,004,482	$209,857,683
Reinvested	31,716	399,623	621,677	7,851,785
Redeemed	(796,286)	(10,690,623)	(8,253,113)	(111,886,252)

Net Increase (Decrease)	572,390	$7,575,327	8,373,046	$105,823,216

International Equity
Year Ended October 31, 2010:
Sold	3,092,876	$33,409,588	689,820	$7,448,651
Reinvested	55,299	604,417	153,225	1,676,277
Redeemed	(1,760,213)	(19,252,379)	(3,516,516)	(38,395,551)

Net Increase (Decrease)	1,387,962	$14,761,626	(2,673,471)	$(29,270,623)

Year Ended October 31, 2009:
Sold	3,280,109	$29,009,042	856,044	$6,986,717
Reinvested	211,731	1,723,489	744,020	6,056,320
Redeemed	(2,134,619)	(19,054,186)	(4,339,698)	(37,555,264)

Net Increase (Decrease)	1,357,221	$11,678,345	(2,739,634)	$(24,512,227)

Total Return Bond
Year Ended October 31, 2010:
Sold	4,691,739	$51,454,818	6,944,205	$76,608,462
Reinvested	398,369	4,307,472	1,220,163	13,300,987
Redeemed	(2,546,608)	(27,938,039)	(4,580,343)	(50,668,775)

Net Increase (Decrease)	2,543,500	$27,824,251	3,584,025	$39,240,674

Year Ended October 31, 2009:
Sold	3,396,499	$34,817,492	3,290,941	$34,168,289
Reinvested	657,117	6,492,102	2,365,696	23,535,735
Redeemed	(2,913,476)	(28,813,854)	(5,514,333)	(55,399,430)

Net Increase (Decrease)	1,140,140	$12,495,740	142,304	$2,304,594

Intermediate-Term Bond
Year Ended October 31, 2010:
Sold	—	$—	5,966,152	$63,494,251
Reinvested	—	—	1,768,681	18,426,780
Redeemed	—	—	(7,668,356)	(81,516,531)

Net Increase (Decrease)	—	$—	66,477	$404,500

Year Ended October 31, 2009:
Sold	—	$—	6,181,966	$64,400,801
Reinvested	—	—	2,083,856	21,102,156
Redeemed	—	—	(5,550,896)	(57,589,570)

Net Increase (Decrease)	—	$—	2,714,926	$27,913,387

186	THE TARGET PORTFOLIO TRUST

	CLASS R		CLASS T
	SHARES	AMOUNT	SHARES	AMOUNT
Mortgage Backed Securities
Year Ended October 31, 2010:
Sold	—	$—	345,226	$3,562,213
Reinvested	—	—	201,878	2,071,518
Redeemed	—	—	(1,261,130)	(12,948,810)

Net Increase (Decrease)	—	$—	(714,026)	$(7,315,079)

Year Ended October 31, 2009:
Sold	—	$—	95,280	$907,511
Reinvested	—	—	361,997	3,413,900
Redeemed	—	—	(1,875,165)	(17,594,089)

Net Increase (Decrease)	—	$—	(1,417,888)	$(13,272,678)

Note 7. Borrowings

The Trust (excluding U.S. Government Money Market), along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The expiration date of the SCA has been extended from October 20, 2010 to December 17, 2010 under the same terms. Effective December 17, 2010 the Trust (excluding U.S. Government Money Market), along with the Funds entered into a new Syndicated Credit Agreement (“New SCA”) with a group of banks. The New SCA provides for a commitment of $750 million. The Funds will pay an annualized commitment fee of 0.10% of the unused portion of the New SCA. The expiration date of the New SCA is December 16, 2011. Interest on any borrowings under the New SCA will be incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following Portfolios utilized the line of credit during the year ended October 31, 2010. The average balance outstanding is for the number of days that each Portfolio had an outstanding balance.

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at October 31, 2010
Large Capitalization Growth	$733,696	1.47%	7	—
Large Capitalization Value	456,793	1.38%	14	—
Small Capitalization Growth	435,512	1.46%	17	—
International Equity	449,554	1.46%	137	$382,000

Reverse Repurchase Agreements: Mortgage Backed Securities Portfolio enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board of Trustees. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

THE TARGET PORTFOLIO TRUST	187

The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2010 in the Mortgage Backed Securities Portfolio was approximately $2,040,000 at a weighted average interest rate of approximately 0.25%. The average daily balance is based on the number of days the Portfolio had an outstanding balance. The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was approximately $2,000,000 as of December 31, 2009 which was 5% of total assets.

Note 8. Liquidation

On December 1, 2010, the Board of Trustees of the Trust, of which U.S. Government Money Market Portfolio (the “Portfolio”) is a series, determined that it was in the best interests of the Portfolio’s shareholders for the Portfolio to cease operations. Accordingly, the Board approved a proposal to redeem all of the outstanding shares of the Portfolio at the net asset value as of the redemption date. The redemption is scheduled to take place on or about February 15, 2011.

Note 9. Notice of Dividends and Distributions to Shareholders

In addition to the monthly dividends paid by the Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio, the Portfolios declared ordinary income dividends and capital gain distributions. The per share amounts declared were as follows:

Portfolio		Declaration Date	Paid to Shareholders of Record	Ex-Dividend Date	Ordinary Income	Long-Term Capital Gains	Short-Term Capital Gains
Large Capitalization Growth	Class T	12/10/2010	12/13/2010	12/14/2010	$0.03734	$—	$—
Large Capitalization Value	Class R	12/10/2010	12/13/2010	12/14/2010	0.12300	—	—
	Class T	12/10/2010	12/13/2010	12/14/2010	0.16660	—	—
Small Capitalization Value	Class R	12/08/2010	12/09/2010	12/10/2010	0.08715	—	—
	Class T	12/08/2010	12/09/2010	12/10/2010	0.17729	—	—
International Equity	Class R	11/30/2010	12/01/2010	12/02/2010	0.13610	—	—
	Class T	11/30/2010	12/01/2010	12/02/2010	0.19080	—	—
Total Return Bond	Class R	12/20/2010	12/20/2010	12/21/2010	—	0.11804	0.23765
	Class T	12/20/2010	12/20/2010	12/21/2010	—	0.11804	0.23765
Intermediate-Term Bond	Class T	12/20/2010	12/20/2010	12/21/2010	—	0.07630	0.29010

Note 10. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

188	THE TARGET PORTFOLIO TRUST

Financial Highlights

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Class R
	Year Ended October 31,			Ten Months Ended October 31, 2007(f)(g)		August 22, 2006(b) through December 31, 2006
	2010(f)	2009	2008(f)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.85	$10.11	$17.46	$15.31		$14.32
Income (loss) from investment operations
Net investment income (loss)	(.01)	.05	.05	(.02)		.03
Net realized and unrealized gain (loss) on investments	1.96	.76	(6.43)	2.31		1.30
Total from investment operations	1.95	.81	(6.38)	2.29		1.33
Less dividends and distributions
Dividends from net investment income	(.04)	(.07)	(.02)	—		(.05)
Distributions from net realized gains	—	—	(.95)	(.14)		(.29)
Total dividends and distributions	(.04)	(.07)	(.97)	(.14)		(.34)
Net asset value, end of period	$12.76	$10.85	$10.11	$17.46		$15.31

TOTAL RETURN(a)	17.99%	8.13%	(38.48)%	14.95%		9.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$99,676	$70,097	$48,348	$31,982		$2,216
Average net assets (000)	$84,636	$54,036	$46,321	$14,059		$429
Ratios to average net assets(h)
Expenses, including distribution and service (12b-1) fees(e)	1.33%	1.36%	1.24%	1.18	%(c)	1.25	%(c)
Expenses, excluding distribution and service (12b-1) fees	.83%	.86%	.74%	.68	%(c)	.75	%(c)
Net investment income (loss)	(.08)%	.28%	.35%	(.14	)%(c)	.28	%(c)
Portfolio turnover rate	171%	243%	101%	81	%(d)	69	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not Annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(f)	Calculated based upon average shares outstanding during the period.
(g)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(h)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	189

Financial Highlights (continued)

	LARGE CAPITALIZATION GROWTH PORTFOLIO
	Class T
	Year Ended October 31,			Ten Months Ended October 31, 2007(e)(f)		Year Ended December 31,
	2010(e)	2009	2008(e)			2006	2005

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.93	$10.19	$17.55	$15.33		$14.60	$15.90
Income (loss) from investment operations
Net investment income	.05	.10	.13	.04		.08	.03
Net realized and unrealized gain (loss) on investments	1.97	.76	(6.47)	2.32		1.18	1.06
Total from investment operations	2.02	.86	(6.34)	2.36		1.26	1.09
Less dividends and distributions
Dividends from net investment income	(.09)	(.12)	(.07)	—	(d)	(.09)	(.02)
Distributions from net realized gains	—	—	(.95)	(.14)		(.44)	(2.37)
Total dividends and distributions	(.09)	(.12)	(1.02)	(.14)		(.53)	(2.39)
Net asset value, end of period	$12.86	$10.93	$10.19	$17.55		$15.33	$14.60

TOTAL RETURN(a)	18.55%	8.64%	(38.14)%	15.41%		8.67%	6.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$110,550	$124,122	$150,428	$313,718		$301,566	$307,835
Average net assets (000)	$116,806	$123,629	$237,628	$303,340		$299,597	$310,710
Ratios to average net assets(g)
Expenses, including distribution and service (12b-1) fees	.83%	.86%	.74%	.68	%(b)	.75%	.76%
Expenses, excluding distribution and service (12b-1) fees	.83%	.86%	.74%	.68	%(b)	.75%	.76%
Net investment income	.45%	.84%	.91%	.29	%(b)	.51%	.18%
Portfolio turnover rate	171%	243%	101%	81	%(c)	69%	246%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Not Annualized.
(d)	Less than $0.005 per share.
(e)	Calculated based upon average shares outstanding during the period.
(f)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(g)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

190	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Class R
	Year Ended October 31,			Ten Months Ended October 31, 2007(g)(h)		August 22, 2006(b) through December 31, 2006(g)
	2010(g)	2009(g)	2008(g)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$8.79	$8.78	$16.24	$15.60		$15.07
Income (loss) from investment operations
Net investment income	.11	.15	.23	.15		.08
Net realized and unrealized gain (loss) on investments	.98	.13	(6.31)	.67		1.48
Total from investment operations	1.09	.28	(6.08)	.82		1.56
Less dividends and distributions
Dividends from net investment income	(.15)	(.27)	(.22)	—	(f)	(.24)
Distributions from net realized gains	—	—	(1.16)	(.18)		(.79)
Total dividends and distributions	(.15)	(.27)	(1.38)	(.18)		(1.03)
Net asset value, end of period	$9.73	$8.79	$8.78	$16.24		$15.60

TOTAL RETURN(a)	12.45%	3.59%	(40.60)%	5.24%		10.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$97,308	$70,291	$46,778	$30,958		$2,194
Average net assets (000)	$84,613	$53,491	$46,282	$14,046		$445
Ratios to average net assets(i)
Expenses, including distribution and service (12b-1) fees(e)	1.31%	1.33%	1.21%	1.19	%(c)	1.22	%(c)
Expenses, excluding distribution and service (12b-1) fees	.81%	.83%	.71%	.69	%(c)	.72	%(c)
Net investment income	1.21%	1.96%	1.90%	1.13	%(c)	1.69	%(c)
Portfolio turnover rate	32%	104%	77%	48	%(d)	44	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not Annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(f)	Less than $0.005 per share.
(g)	Calculated based upon average shares outstanding during the period.
(h)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(i)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	191

Financial Highlights (continued)

	LARGE CAPITALIZATION VALUE PORTFOLIO
	Class T
	Year Ended October 31,			Ten Months Ended October 31, 2007(e)(f)		Year Ended December 31,
	2010(e)	2009(e)	2008(e)			2006(e)	2005

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$8.83	$8.82	$16.31	$15.60		$15.11	$16.59
Income (loss) from investment operations
Net investment income	.16	.20	.30	.22		.28	.25
Net realized and unrealized gain (loss) on investments	.98	.12	(6.33)	.67		2.45	.80
Total from investment operations	1.14	.32	(6.03)	.89		2.73	1.05
Less dividends and distributions
Dividends from net investment income	(.19)	(.31)	(.30)	—	(d)	(.29)	(.25)
Distributions from net realized gains	—	—	(1.16)	(.18)		(1.95)	(2.28)
Total dividends and distributions	(.19)	(.31)	(1.46)	(.18)		(2.24)	(2.53)
Net asset value, end of period	$9.78	$8.83	$8.82	$16.31		$15.60	$15.11

TOTAL RETURN(a)	13.00%	4.15%	(40.29)%	5.70%		19.34%	6.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$109,097	$128,187	$168,217	$372,900		$393,111	$362,253
Average net assets (000)	$119,520	$129,379	$279,413	$392,564		$371,251	$366,301
Ratios to average net assets(g)
Expenses, including distribution and service (12b-1) fees	.81%	.83%	.71%	.69	%(b)	.72%	.74%
Expenses, excluding distribution and service (12b-1) fees	.81%	.83%	.71%	.69	%(b)	.72%	.74%
Net investment income	1.74%	2.64%	2.40%	1.61	%(b)	1.79%	1.48%
Portfolio turnover rate	32%	104%	77%	48	%(c)	44%	90%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Not Annualized.
(d)	Less than $0.005 per share.
(e)	Calculated based upon average shares outstanding during the period.
(f)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(g)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

192	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Class R
	Year Ended October 31,			Ten Months Ended October 31, 2007(g)(h)		August 22, 2006(b) through December 31, 2006
	2010	2009	2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$7.71	$7.17	$13.73	$12.12		$11.04
Income (loss) from investment operations
Net investment loss	(.05)	(.04)	(.03)	(.06)		—	(c)
Net realized and unrealized gain (loss) on investments	2.00	.58	(6.53)	1.67		1.08
Total from investment operations	1.95	.54	(6.56)	1.61		1.08
Capital contributions	— (c)	—	—	—		—
Net asset value, end of period	$9.66	$7.71	$7.17	$13.73		$12.12

TOTAL RETURN(a)	25.29%	7.53%	(47.78)%	13.28%		9.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$41,025	$28,129	$18,607	$12,942		$898
Average net assets (000)	$35,238	$22,037	$18,762	$5,725		$186
Ratios to average net assets(i)
Expenses, including distribution and service (12b-1) fees(f)	1.46%	1.52%	1.30%	1.28	%(d)	1.34	%(d)
Expenses, excluding distribution and service (12b-1) fees	.96%	1.02%	.80%	.78	%(d)	.84	%(d)
Net investment loss	(.72)%	(.77)%	(.39)%	(.56	)%(d)	(.05	)%(d)
Portfolio turnover rate	64%	92%	223%	87	%(e)	96	%(e)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Less than $0.005 per share.
(d)	Annualized.
(e)	Not Annualized.
(f)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(g)	Calculated based upon average shares outstanding during the period.
(h)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(i)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	193

Financial Highlights (continued)

	SMALL CAPITALIZATION GROWTH PORTFOLIO
	Class T
	Year Ended October 31,			Ten Months Ended October 31, 2007(d)(e)		Year Ended December 31,
	2010	2009	2008			2006	2005

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$7.82	$7.25	$13.82	$12.14		$11.28	$10.79
Income (loss) from investment operations
Net investment income (loss)	(.01)	(.02)	.02	(.01)		(.05)	(.07)
Net realized and unrealized gain (loss) on investments	2.03	.60	(6.59)	1.69		.91	.56
Total from investment operations	2.02	.58	(6.57)	1.68		.86	.49
Less dividends from net investment income	—	(.01)	—	—		—	—
Capital contributions	— (g)	—	—	—		—	—
Net asset value, end of period	$9.84	$7.82	$7.25	$13.82		$12.14	$11.28

TOTAL RETURN(a)	25.83%	8.06%	(47.54)%	13.84%		7.62%	4.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$51,777	$52,671	$58,235	$137,630		$136,422	$143,366
Average net assets (000)	$53,128	$51,109	$97,771	$136,851		$140,489	$144,034
Ratios to average net assets(f)
Expenses, including distribution and service (12b-1) fees	.96%	1.02%	.80%	.78	%(b)	.84%	.91%
Expenses, excluding distribution and service (12b-1) fees	.96%	1.02%	.80%	.78	%(b)	.84%	.91%
Net investment income (loss)	(.18)%	(.26)%	.17%	(.07	)%(b)	(.39)%	(.62)%
Portfolio turnover rate	64%	92%	223%	87	%(c)	96%	147%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Not Annualized.
(d)	Calculated based upon average shares outstanding during the period.
(e)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(f)	Does not include expenses of the underlying fund in which the Portfolio invests.
(g)	Less than $0.005 per share.

See Notes to Financial Statements.

194	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class R
	Year Ended October 31,			Ten Months Ended October 31, 2007(g)(h)		August 22, 2006(b) through December 31, 2006
	2010(g)	2009(g)	2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$15.41	$14.10	$21.90	$20.46		$20.05
Income (loss) from investment operations
Net investment income	.10	.13	.16	.13		.14
Net realized and unrealized gain (loss) on investments	3.41	1.42	(6.52)	1.42		1.74
Total from investment operations	3.51	1.55	(6.36)	1.55		1.88
Less dividends and distributions
Dividends from net investment income	(.12)	(.16)	(.23)	—	(f)	(.18)
Distributions from net realized gains	—	(.08)	(1.21)	(.11)		(1.29)
Total dividends and distributions	(.12)	(.24)	(1.44)	(.11)		(1.47)
Net asset value, end of period	$18.80	$15.41	$14.10	$21.90		$20.46

TOTAL RETURN(a)	22.93%	11.37%	(30.57)%	7.55%		9.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$52,587	$33,574	$22,660	$15,112		$1,061
Average net assets (000)	$43,680	$26,425	$22,626	$6,828		$217
Ratios to average net assets(i)
Expenses, including distribution and service (12b-1) fees(e)	1.26%	1.30%	1.30%	1.23	%(c)	1.30	%(c)
Expenses, excluding distribution and service (12b-1) fees	.76%	.80%	.80%	.73	%(c)	.80	%(c)
Net investment income	.57%	.96%	.89%	.73	%(c)	1.37	%(c)
Portfolio turnover rate	33%	48%	54%	32	%(d)	36	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not Annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(f)	Less than $0.005 per share.
(g)	Calculated based upon average shares outstanding during the period.
(h)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(i)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	195

Financial Highlights (continued)

	SMALL CAPITALIZATION VALUE PORTFOLIO
	Class T
	Year Ended October 31,			Ten Months Ended October 31, 2007(e)(f)		Year Ended December 31,
	2010(e)	2009(e)	2008			2006	2005

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$15.51	$14.21	$22.00	$20.47		$18.98	$21.84
Income (loss) from investment operations
Net investment income	.19	.20	.23	.25		.23	.18
Net realized and unrealized gain (loss) on investments	3.45	1.41	(6.53)	1.39		3.09	2.06
Total from investment operations	3.64	1.61	(6.30)	1.64		3.32	2.24
Less dividends and distributions
Dividends from net investment income	(.20)	(.23)	(.28)	—	(d)	(.22)	(.16)
Distributions from net realized gains	—	(.08)	(1.21)	(.11)		(1.61)	(4.94)
Total dividends and distributions	(.20)	(.31)	(1.49)	(.11)		(1.83)	(5.10)
Net asset value, end of period	$18.95	$15.51	$14.21	$22.00		$20.47	$18.98

TOTAL RETURN(a)	23.64%	11.82%	(30.23)%	8.04%		17.72%	10.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$800,761	$538,202	$374,101	$411,690		$320,728	$259,115
Average net assets (000)	$674,452	$439,058	$414,364	$403,020		$290,505	$249,661
Ratios to average net assets(g)
Expenses, including distribution and service (12b-1) fees	.76%	.80%	.80%	.73	%(b)	.80%	.79%
Expenses, excluding distribution and service (12b-1) fees	.76%	.80%	.80%	.73	%(b)	.80%	.79%
Net investment income	1.07%	1.46%	1.38%	1.38	%(b)	1.17%	.81%
Portfolio turnover rate	33%	48%	54%	32	%(c)	36%	118%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Not Annualized.
(d)	Less than $0.005 per share.
(e)	Calculated based upon average shares outstanding during the period.
(f)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(g)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

196	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class R
	Year Ended October 31,			Ten Months Ended October 31, 2007(f)(g)		August 22, 2006(b) through December 31, 2006
	2010(f)	2009(f)	2008(f)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.78	$8.99	$20.04	$16.21		$16.09
Income (loss) from investment operations
Net investment income	.14	.13	.29	.33		.16
Net realized and unrealized gain (loss) on investments	1.00	2.08	(8.84)	3.68		1.66
Total from investment operations	1.14	2.21	(8.55)	4.01		1.82
Less dividends and distributions
Dividends from net investment income	(.11)	(.42)	(.31)	—		(.25)
Distributions from net realized gains	—	—	(2.19)	(.18)		(1.45)
Total dividends and distributions	(.11)	(.42)	(2.50)	(.18)		(1.70)
Capital contributions	.03	—	—	—		—
Net asset value, end of period	$11.84	$10.78	$8.99	$20.04		$16.21

TOTAL RETURN(a)	10.93%	26.13%	(48.30)%	24.85%		11.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$79,234	$57,184	$35,482	$26,811		$1,728
Average net assets (000)	$68,032	$43,233	$36,790	$11,612		$346
Ratios to average net assets(h)
Expenses, including distribution and service (12b-1) fees(e)	1.54%	1.51%	1.33%	1.33	%(c)	1.43	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.04%	1.01%	.83%	.83	%(c)	.93	%(c)
Net investment income	1.29%	1.46%	2.12%	2.20	%(c)	.39	%(c)
Portfolio turnover rate	41%	38%	30%	37	%(d)	41	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not Annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(f)	Calculated based upon average shares outstanding during the period.
(g)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(h)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	197

Financial Highlights (continued)

	INTERNATIONAL EQUITY PORTFOLIO
	Class T
	Year Ended October 31,			Ten Months Ended October 31, 2007(e)(f)		Year Ended December 31,
	2010(e)	2009(e)	2008(e)			2006	2005

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.83	$9.03	$20.13	$16.22		$13.99	$13.13
Income (loss) from investment operations
Net investment income	.19	.17	.36	.39		.29	.22
Net realized and unrealized gain (loss) on investments	1.01	2.10	(8.86)	3.70		3.68	1.59
Total from investment operations	1.20	2.27	(8.50)	4.09		3.97	1.81
Less dividends and distributions
Dividends from net investment income	(.16)	(.47)	(.41)	—		(.29)	(.28)
Distributions from net realized gains	—	—	(2.19)	(.18)		(1.45)	(.67)
Total dividends and distributions	(.16)	(.47)	(2.60)	(.18)		(1.74)	(.95)
Capital contributions	.03	—	—	—		—	—
Net asset value, end of period	$11.90	$10.83	$9.03	$20.13		$16.22	$13.99

TOTAL RETURN(a)	11.45%	26.84%	(47.99)%	25.33%		29.02%	14.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$98,978	$119,006	$123,970	$297,083		$268,314	$233,150
Average net assets (000)	$106,108	$110,053	$218,670	$277,744		$248,571	$221,543
Ratios to average net assets(b)
Expenses, including distribution and service (12b-1) fees	1.04%	1.01%	.83%	.83	%(c)	.93%	.99%
Expenses, excluding distribution and service (12b-1) fees	1.04%	1.01%	.83%	.83	%(c)	.93%	.99%
Net investment income	1.75%	1.94%	2.49%	2.61	%(c)	1.73%	1.55%
Portfolio turnover rate	41%	38%	30%	37	%(d)	41%	123%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Does not include expenses of the underlying fund in which the Portfolio invests.
(c)	Annualized.
(d)	Not Annualized.
(e)	Calculated based upon average shares outstanding during the period.
(f)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

See Notes to Financial Statements.

198	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	TOTAL RETURN BOND PORTFOLIO
	Class R
	Year Ended October 31,				Ten Months Ended October 31, 2007(f)(g)		August 22, 2006(b) through December 31, 2006
	2010	2009		2008

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.93	$9.86		$10.54	$10.31		$10.31
Income (loss) from investment operations
Net investment income	.30	.42		.46	.33		.12
Net realized and unrealized gain (loss) on investments	.68	1.82		(.68)	.24		.01
Total from investment operations	.98	2.24		(.22)	.57		.13
Less dividends and distributions
Dividends from net investment income	(.30)	(.62)		(.46)	(.34)		(.13)
Distributions from net realized gains	(.27)	(.55)		—	—		—
Total dividends and distributions	(.57)	(1.17)		(.46)	(.34)		(.13)
Capital contributions	— (k)	—		—	—		—
Net asset value, end of period	$11.34	$10.93		$9.86	$10.54		$10.31

TOTAL RETURN(a)	9.33%	24.57%		(2.24)%	5.63%		1.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$102,992	$71,457		$53,218	$23,670		$1,503
Average net assets (000)	$86,806	$56,103		$42,474	$10,429		$246
Ratios to average net assets(h)
Expenses, including distribution and service (12b-1) fees(e)	1.17%	1.32	%(i)	1.23%	1.14	%(c)	1.18	%(c)
Expenses, excluding distribution and service (12b-1) fees	.67%	.82	%(j)	.73%	.64	%(c)	.68	%(c)
Net investment income	2.79%	4.20%		4.39%	3.84	%(c)	3.46	%(c)
Portfolio turnover rate	369%	657%		697%	421	%(d)	483	%(d)
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Annualized.
(d)	Not Annualized.
(e)	The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(f)	Calculated based upon average shares outstanding during the period.
(g)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(h)	Does not include expenses of the underlying fund in which the Portfolio invests.
(i)	The annualized expense ratio without interest expense would have been 1.30% for the year ended October 31, 2009.
(j)	The annualized expense ratio without interest expense would have been .80% for the year ended October 31, 2009.
(k)	Less than $0.005 per share.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	199

Financial Highlights (continued)

	TOTAL RETURN BOND PORTFOLIO
	Class T
	Year Ended October 31,				Ten Months Ended October 31, 2007(d)(e)		Year Ended December 31,
	2010	2009		2008			2006	2005

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$11.01	$9.93		$10.60	$10.38		$10.39	$10.64
Income (loss) from investment operations
Net investment income	.36	.47		.53	.39		.40	.38
Net realized and unrealized gain (loss) on investments	.68	1.84		(.68)	.22		.03	(.12)
Total from investment operations	1.04	2.31		(.15)	.61		.43	.26
Less dividends and distributions
Dividends from net investment income	(.36)	(.68)		(.52)	(.39)		(.44)	(.43)
Distributions from net realized gains	(.27)	(.55)		—	—		—	(.08)
Total dividends and distributions	(.63)	(1.23)		(.52)	(.39)		(.44)	(.51)
Capital contributions	— (h)	—		—	—		—	—
Net asset value, end of period	$11.42	$11.01		$9.93	$10.60		$10.38	$10.39

TOTAL RETURN(a)	9.82%	25.15%		(1.71)%	5.94%		4.27%	2.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$266,960	$217,784		$194,970	$183,262		$167,154	$161,675
Average net assets (000)	$242,590	$198,247		$206,986	$174,725		$162,621	$169,616
Ratios to average net assets(f)
Expenses, including distribution and service (12b-1) fees	.67%	.82	%(g)	.73%	.64	%(b)	.68%	.76%
Expenses, excluding distribution and service (12b-1) fees	.67%	.82	%(g)	.73%	.64	%(b)	.68%	.76%
Net investment income	3.28%	4.71%		4.86%	4.53	%(b)	4.14%	3.72%
Portfolio turnover rate	369%	657%		697%	421	%(c)	483%	366%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Not Annualized.
(d)	Calculated based upon average shares outstanding during the period.
(e)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(f)	Does not include expenses of the underlying fund in which the Portfolio invests.
(g)	The annualized expense ratio without interest expense would have been .80% for the year ended October 31, 2009.
(h)	Less than $0.005 per share.

See Notes to Financial Statements.

200	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	INTERMEDIATE-TERM BOND PORTFOLIO
	Class T
	Year Ended October 31,					Ten Months Ended October 31, 2007(e)		Year Ended December 31,
	2010		2009		2008			2006	2005

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.85		$10.27		$10.25	$10.13		$10.18	$10.36
Income (loss) from investment operations
Net investment income	.27		.36		.44	.40		.43	.36
Net realized and unrealized gain (loss) on investments	.66		1.27		.08	.11		(.03)	(.16)
Total from investment operations	.93		1.63		.52	.51		.40	.20
Less dividends and distributions
Dividends from net investment income	(.28)		(.42)		(.50)	(.39)		(.45)	(.38)
Distributions from net realized gains	(.54)		(.63)		—	—		—	— (b)
Total dividends and distributions	(.82)		(1.05)		(.50)	(.39)		(.45)	(.38)
Capital contributions	—	(b)	—		—	—		—	—
Net asset value, end of period	$10.96		$10.85		$10.27	$10.25		$10.13	$10.18

TOTAL RETURN(a)	9.07%		17.01%		5.07%	5.13%		4.12%	1.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$248,817		$245,517		$204,548	$233,423		$245,223	$262,177
Average net assets (000)	$247,716		$218,911		$227,475	$235,800		$249,376	$278,441
Ratios to average net assets(f)
Expenses, including distribution and service (12b-1) fees	.66	%(g)	.74	%(g)	.60%	.58	%(c)	.64%	.63%
Expenses, excluding distribution and service (12b-1) fees	.66	%(g)	.74	%(g)	.60%	.58	%(c)	.64%	.63%
Net investment income	2.53%		3.47%		4.21%	4.71	%(c)	4.23%	3.48%
Portfolio turnover rate	938%		527%		395%	284	%(d)	134%	208%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Less than $0.005 per share.
(c)	Annualized.
(d)	Not Annualized.
(e)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(f)	Does not include expenses of the underlying fund in which the Portfolio invests.
(g)	The annualized expense ratio without interest expense would have been .64% and .69%, respectively, for the years ended October 31, 2010 and 2009.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	201

Financial Highlights (continued)

	MORTGAGE BACKED SECURITIES PORTFOLIO
	Class T
	Year Ended October 31,						Ten Months Ended October 31, 2007(e)		Year Ended December 31,
	2010		2009		2008				2006		2005

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.96		$9.26		$9.95		$9.99		$10.10		$10.39
Income (loss) from investment operations
Net investment income	.54		.70		.63		.41		.44		.50
Net realized and unrealized gain (loss) on investments	.64		.74		(.66)		(.03)		(.07)		(.27)
Total from investment operations	1.18		1.44		(.03)		.38		.37		.23
Less dividends and distributions
Dividends from net investment income	(.54)		(.74)		(.66)		(.39)		(.48)		(.52)
Tax return of capital	—		—		—		(.03)		—		—
Total dividends and distributions	(.54)		(.74)		(.66)		(.42)		(.48)		(.52)
Net asset value, end of period	$10.60		$9.96		$9.26		$9.95		$9.99		$10.10

TOTAL RETURN(a)	12.13%		16.20%		(.36)%		3.89%		3.82%		2.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$36,157		$41,112		$51,368		$73,581		$75,471		$82,195
Average net assets (000)	$38,594		$44,081		$64,999		$75,508		$77,483		$89,756
Ratios to average net assets(f)
Expenses, including distribution and service (12b-1) fees	.88	%(b)	1.07	%(b)	1.94	%(b)	1.82	%(b)(c)	1.89	%(b)	1.70	%(b)
Expenses, excluding distribution and service (12b-1) fees	.88	%(b)	1.07	%(b)	1.94	%(b)	1.82	%(b)(c)	1.89	%(b)	1.70	%(b)
Net investment income	5.23%		7.35%		6.34%		4.91	%(c)	4.46%		4.91%
Portfolio turnover rate	646%		425%		338%		318	%(d)	471%		251%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	The annualized expense ratio without interest expense would have been .87%, .79%, and .70%, respectively, for the years ended October 31, 2010, 2009, and 2008, .76% for the ten months ended October 31, 2007, and .94% and .91%, respectively, for the years ended December 31, 2006 and 2005.
(c)	Annualized.
(d)	Not Annualized.
(e)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(f)	Does not include expenses of the underlying fund in which the Portfolio invests.

See Notes to Financial Statements.

202	THE TARGET PORTFOLIO TRUST

Financial Highlights (continued)

	U.S. GOVERNMENT MONEY MARKET PORTFOLIO
	Class T
	Year Ended October 31,					Ten Months Ended October 31, 2007(c)		Year Ended December 31,
	2010		2009		2008			2006	2005

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Net investment income and net realized gain on investments	—	(f)	.004		.026	.040		.043	.026
Less dividends and distributions	—	(f)	(.004)		(.026)	(.040)		(.043)	(.026)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00

TOTAL RETURN(a)	.04%		.38%		2.63%	4.04%		4.36%	2.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$39,890		$66,231		$68,844	$67,067		$47,275	$57,207
Average net assets (000)	$51,051		$85,565		$91,457	$63,409		$47,990	$69,488
Ratios to average net assets(d)
Expenses, including distribution and service (12b-1) fees	.23	%(e)	.40	%(e)	.47%	.50	%(b)	.70%	.71%
Expenses, excluding distribution and service (12b-1) fees	.23	%(e)	.40	%(e)	.47%	.50	%(b)	.70%	.71%
Net investment income	.03	%(e)	.36	%(e)	2.42%	4.78	%(b)	4.25%	2.50%
(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(d)	Does not include expenses of the underlying fund in which the Portfolio invests.
(e)	The annualized expense ratios and the net investment income ratio without expense waivers would have been .63% and .14%, respectively, for the year ended October 31, 2009, and .65% and (.40)%, respectively for the year ended October 31, 2010.
(f)	Less than $.0005 per share.

See Notes to Financial Statements.

THE TARGET PORTFOLIO TRUST	203

Report of Independent Registered Public Accounting Firm

The Board of Trustee and Shareholders The Target Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of The Target Portfolio Trust (comprised of Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio, and U.S. Government Money Market Portfolio, hereafter referred to as the “Funds”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the ten-month period ended October 31, 2007 and each of the years in the two-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the ten-month period ended October 31, 2007 and each of the years in the two-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2010

204	THE TARGET PORTFOLIO TRUST

Federal Tax Information (Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Funds’ fiscal year end (October 31, 2010) as to the federal income tax status of dividends and distributions paid during such fiscal year. We are advising you that during its fiscal year ended October 31, 2010, The Target Portfolio Trust paid ordinary income dividends and designated the maximum amount allowable per share, but not less than the following amounts as a capital gain distributions per share in accordance with Section 852(b)(3)(C) of the Internal Revenue Code for Class R and T shares as follows:

		Ordinary Income Dividends		Capital Gains Distributions
Large Capitalization Growth	Class R	$0.04		—
	Class T	0.09		—
Large Capitalization Value	Class R	0.15		—
	Class T	0.19		—
Small Capitalization Value	Class R	0.12		—
	Class T	0.20		—
International Equity	Class R	0.11		—
	Class T	0.16		—
Total Return Bond	Class R	0.57		—
	Class T	0.63		—
Intermediate-Term Bond	Class T	0.63		0.19
Mortgage Backed Securities	Class T	0.54		—
U.S. Government Money Market	Class T	—	(a)	—

(a)	The actual amount is less than $0.005.

For the fiscal year ended October 31, 2010 the Funds designate the maximum amount allowable but not less than the following percentages of their ordinary income dividends paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code ("DRD"), 3) interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”) and 4) short-term capital gain distributions in accordance with Section 871(k)(2) and 881(e)(2) of the Internal Revenue Code (“STCG”):

	QDI	DRD	IR	STCG
Large Capitalization Growth	100.00%	100.00%	0.00%	0.00%
Large Capitalization Value	100.00%	100.00%	0.00%	0.00%
Small Capitalization Value	100.00%	100.00%	0.00%	0.00%
International Equity	100.00%	0.00%	0.00%	0.00%
Total Return Bond	0.00%	0.00%	83.11%	66.94%
Intermediate-Term Bond	0.00%	0.00%	81.67%	99.89%
Mortgage Backed Securities	0.00%	0.00%	87.03%	0.00%
U.S. Government Money Market	0.00%	0.00%	100.00%	0.00%

For the fiscal year ended October 31, 2010, International Equity Portfolio has made an election to pass-through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Portfolio in accordance with Section 853 of the Internal Revenue Code of the following amounts: $469,316 foreign tax credit from foreign source income of $5,243,866.

THE TARGET PORTFOLIO TRUST	205

Federal Tax Information (Unaudited) (continued)

Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Portfolios from U.S. Government obligations for the fiscal year ended October 31, 2010. We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities.

Portfolio***	Percentage of interest from U.S. Government Obligations
Total Return Bond	18.98%
Intermediate-Term Bond	11.62
U.S. Government Money Market	24.78

***	Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 2010 interest income from state and local taxes.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

In January 2011, you will be advised on IRS Form 1099 DIV or Substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2010.

206	THE TARGET PORTFOLIO TRUST

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 58	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM-CH, Inc. (restaurant holding company) (November 2004-February 2005).
Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

THE TARGET PORTFOLIO TRUST

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 58	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 58	Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (71) Board Member & Independent Chair Portfolios Overseen: 58	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

THE TARGET PORTFOLIO TRUST

Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 58	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 58	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

THE TARGET PORTFOLIO TRUST

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

THE TARGET PORTFOLIO TRUST

Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006, Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements

The Trust’s Board of Trustees

The Board of Trustees (the “Board”) of The Target Portfolio Trust (the “Trust”) consists of 10 individuals, eight of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Trust and each of its Portfolios and their operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Target Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Trust’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Trust’s management agreements with Prudential Investments LLC (“PI”) and each Portfolio’s subadvisory agreement. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interest of each of the Trust’s Portfolios and their shareholders.

In advance of the meetings, the Trustees requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided by PI and each subadviser, the performance of each Portfolio of the Trust, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Trustees determined that the overall arrangements between the Trust and PI, which serves as the Trust’s investment manager pursuant to a management agreement, and between PI and each subadviser, each of which serves pursuant to the terms of

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

subadvisory agreements with PI, are in the interest of the Trust, each Portfolio and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of fund recordkeeping and compliance services to the Trust. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Trust’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements or to replace certain subadvisers, as applicable.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Trust and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of each Portfolio. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Portfolios by each subadviser, and that there was a reasonable basis on which to conclude that the Trust and its Portfolios benefit from the services provided by PI and each subadviser under the management and subadvisory agreements.

THE TARGET PORTFOLIO TRUST

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Trust’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that none of the Trust’s subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the advisory fee schedule for the Portfolios of the Trust does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Portfolio’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. In light of each Portfolio’s current size and fee rate, the Board concluded that the absence of breakpoints in each Portfolio’s fee schedule is acceptable at this time.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Trust and its Portfolios. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Trust’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by the subadvisers

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Portfolios / Fees and Expenses / Other Factors

With respect to each Portfolio of the Trust, the Board also considered certain additional specific factors and related conclusions relating to the performance and fees and expenses of the Portfolios, as detailed below. Among other things, the Board considered comparative fee information from PI and each subadviser. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Portfolios of the Trust in various quartiles over the one-, three-, five-, and, where applicable, 10-year periods ending December 31, 2009 (unless noted otherwise), with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The Board also considered each Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers), as well as each Portfolio’s total expenses.

Intermediate-Term Bond Portfolio. The Board considered that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper Intermediate Investment-Grade Debt Funds Performance Universe) was in the first quartile over the three-, five-, and 10-year periods, and in the third quartile over the one-year period. The Board also noted that the Portfolio outperformed its benchmark index over all periods. The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s second quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

THE TARGET PORTFOLIO TRUST

International Equity Portfolio. The Board considered that the Portfolio’s gross performance in relation to its Peer Universe (a custom blend of mutual funds included in the Lipper International Multi-Cap Core Funds and International Large-Cap Core Funds Performance Universe)1 was in the second quartile over the one-, three-, five- and 10-year periods. The Board noted that the Portfolio outperformed its benchmark index for all periods. The Board concluded that, in light of the Portfolio’s competitive performance, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s second quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Large Capitalization Growth Portfolio. The Board considered that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) was in the fourth quartile over all periods. The Board noted that the Portfolio outperformed its benchmark index over the 10-year period, though it underperformed the index over the one-, three-, and five- year periods. The Board noted that PI had taken action in December 2008 to address the Portfolio’s performance record by replacing one of the Portfolio’s existing subadvisers with a new subadviser, Massachusetts Financial Services Company (MFS). The Board concluded that it was reasonable to renew the agreements, subject to its continued close scrutiny of the Portfolio’s performance.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, and that total expenses ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Large Capitalization Value Portfolio. The Board considered that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Value Funds Performance Universe) was in the second quartile over the 10-year period, and in the fourth quartile over the one-, three-, and five-year periods. The Board also noted that the Portfolio outperformed its benchmark index over the one- and 10-year periods, though it underperformed its benchmark index

[1]

The custom blend was utilized for performance comparisons, although Lipper classifies the Portfolio in its International Large-Cap Core Funds Performance Universe, because PI believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

over the three- and five-year periods. The Board noted PI’s explanation that the Portfolio’s underperformance was primarily attributable to the fact that the “deep value” style of investing was out of favor during the extraordinary market conditions which occurred in 2008 and, as a result, the Portfolio’s “deep value” sleeve, managed by Hotchkis and Wiley, depressed the Portfolio’s performance. The Board also noted that one of the Portfolio’s existing subadvisers had been replaced in December 2008 by Eaton Vance Management. The Board noted that the Portfolio’s performance had improved, and that the Portfolio ranked in the second quartile during the first quarter of 2010. The Board concluded that it was reasonable to renew the agreements, subject to its continued close scrutiny of the Fund’s performance.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Mortgage Backed Securities Portfolio. The Board considered that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper U.S. Mortgage Funds Performance Universe) was in the first quartile over all periods. The Board also noted that the Portfolio outperformed its benchmark index over the one-, three-, five-, and 10-year periods. The Board determined that, in light of the Portfolio’s competitive performance, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Small Capitalization Growth Portfolio. The Board considered that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Growth Funds Performance Universe) was in the fourth quartile over the one-, three-, five-, and 10-year periods. The Board also noted that the Portfolio underperformed its benchmark index over all periods.

The Board considered that PI had taken action to address the Portfolio’s performance record by replacing both of the Portfolio’s existing subadvisers with two new subadvisers in July 2008: Eagle Asset Management and Ashfield Capital Partners. The Board concluded that it was reasonable to renew the agreements, subject to its continued close scrutiny of the Fund’s performance.

THE TARGET PORTFOLIO TRUST

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Small Capitalization Value Portfolio. The Board considered that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Value Funds Performance Universe)2 was in the first quartile over the five- and 10-year periods, in the second quartile over the three-year period, and in the third quartile over the one-year period. The Board also noted that the Portfolio outperformed its benchmark index over all periods. The Board determined that, in light of the Portfolio’s competitive performance, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Total Return Bond Portfolio. The Board considered that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper Intermediate Investment-Grade Debt Funds Performance Universe)3 was in the first quartile over all periods. The Board also noted that the Portfolio outperformed its benchmark index over the one-, three-, five-, and 10-year periods. The Board determined that, in light of the Portfolio’s competitive performance, it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

U.S. Government Money Market Portfolio. The Board considered that the Portfolio’s gross performance in relation to its Peer Universe (the Lipper

[2]

The Lipper Small-Cap Value Funds Performance Universe was utilized for performance comparisons, although Lipper classifies the Portfolio in its Small-Cap Core Funds Performance Universe, because PI believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

[3]

Although Lipper classifies the Portfolio in its BBB-rated Corporate Debt Funds Performance Universe, the Intermediate Investment-Grade Debt Funds Performance Universe was utilized for performance comparisons, because PI believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.

THE TARGET PORTFOLIO TRUST

Approval of Advisory Agreements (continued)

U.S. Government Money Market Funds Performance Universe) was in the second quartile over the five-year period, and in the third quartile over the one-, three-, and 10-year periods The Board determined that it would be in the interest of the Portfolio and its shareholders to renew the agreements.

The Board considered that the Portfolio’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

THE TARGET PORTFOLIO TRUST

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Trustees of The TARGET Portfolio Trust has delegated to the Trust’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Trust. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer •
Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Ashfield Capital Partners, LLC	750 Battery Street Suite 600 San Francisco, CA 94111

	Eagle Asset Management	880 Carillon Parkway St. Petersburg, FL 33716

	EARNEST Partners, LLC	1180 Peachtree Street Suite 2300 Atlanta, GA 30309

	Eaton Vance Management	Two International Place Boston, MA 02110

	Hotchkis and Wiley Capital Management, LLC	725 S. Figueroa Street Suite 3900 Los Angeles, CA 90017

	J.P. Morgan Investment Management, Inc.	245 Park Avenue New York, NY 10167

	Lee Munder Capital Group	200 Clarendon Street Boston, MA 02116

	LSV Asset Management	155 North Wacker Drive Suite 4600 Chicago, IL 60606

	Marsico Capital Management, LLC	1200 17th Street Suite 1600 Denver, CO 80202

	Massachusetts Financial Services Company	500 Boylston Street Boston, MA 02109

	NFJ Investment Group L.P.	2100 Ross Avenue Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

	Vaughan Nelson Investment Management, L.P.	600 Travis Street Suite 6300 Houston, TX 77002

	Wellington Management Company, LLP	280 Congress Street Boston, MA 02110

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	301 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of a Portfolio carefully before investing. The prospectuses for the Portfolios contain this and other information about the Portfolios. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, The TARGET Portfolio Trust, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Trusts’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Trust’s schedule of portfolio holdings is also available on the Trust’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

The TARGET Portfolio Trust	NASDAQ	CUSIP		NASDAQ	CUSIP
Large Capitalization Growth (Class R)	TLCRX	875921868	Mortgage Backed Securities (Class T)	TGMBX	875921702
Large Capitalization Growth (Class T)	TALGX	875921207	Large Capitalization Value (Class R)	TLVRX	875921850
Small Capitalization Growth (Class R)	TSCRX	875921835	Large Capitalization Value (Class T)	TALVX	875921108
Small Capitalization Growth (Class T)	TASGX	875921405	Small Capitalization Value (Class R)	TSVRX	875921843
International Equity (Class R)	TEQRX	875921827	Small Capitalization Value (Class T)	TASVX	875921306
International Equity (Class T)	TAIEX	875921504	Intermediate-Term Bond (Class T)	TAIBX	875921801
Total Return Bond (Class R)	TTBRX	875921819	U.S. Govt Money Market (Class T)	PUGXX	875921603
Total Return Bond (Class T)	TATBX	875921884

TMF158E    0192586-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2010 and October 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $308,000 and $353,498, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended October 31, 2010. During the fiscal year ended October 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $15,577 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Target Portfolio Trust

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date:	December 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date:	December 21, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 21, 2010